Exhibit 2.1

Confidential Treatment Request — Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested.” The redacted materials have been separately filed with the SEC; the appropriate section has been marked at the appropriate place with a “*.”

EXECUTION VERSION

Sale and Purchase Agreement

relating to

the Sound Solutions business of NXP

between

NXP B.V.

and

KNOWLES ELECTRONICS, LLC

and

EFF ACHT BETEILIGUNGSVERWALTUNG GmbH

and

DOVER CORPORATION

and

NXP SEMICONDUCTORS N.V.

dated 22 December 2010

Schedules
Schedule 1	DEFINITIONS
Schedule 2	THE GROUP ENTITIES
Schedule 3	AUSTRIAN CARVEOUT
Schedule 4	CLOSING ACTIONS
Schedule 5	AUSTRIAN LOCAL TRANSFER DOCUMENT
Schedule 6	CHINA EQUITY TRANSFER AGREEMENT
Schedule 7	ALLOCATION OF (INITIAL) PURCHASE PRICE
Schedule 8	RETAINED INTRA-GROUP AGREEMENTS
Schedule 9	LINE ITEMS OF THE WORKING CAPITAL STATEMENT
Schedule 10	LINE ITEMS OF THE NET CASH STATEMENT
Schedule 11	REPORTING ACCOUNTANTS
Schedule 12	INTELLECTUAL PROPERTY TRANSFER AND LICENSE AGREEMENT
Schedule 13	TRANSITIONAL SERVICES AGREEMENT
Schedule 14	EMPLOYEES
Schedule 15	LONG-TERM BENEFIT ARRANGEMENTS
Schedule 16	SELLER’S WARRANTIES
Schedule 17	DISCLOSURE LETTER
Schedule 18	PURCHASER’S WARRANTIES
Schedule 19	INDIVIDUALS DEEMED TO HAVE KNOWLEDGE IN RESPECT OF THE GROUP
Schedule 20	TAX INDEMNITY
Schedule 21	COMMERCIAL AGREEMENT TERM SHEETS
Schedule 22	LIST OF EMPLOYEES
Schedule 23	LEASED PROPERTIES
Schedule 24	PEOPLE DEEMED TO HAVE KNOWLEDGE IN RESPECT OF THE PURCHASER
Schedule 25	ITEMS OF WHICH THE PURCHASER IS AWARE
Schedule 26	FORM OF CERTIFICATES
Schedule 27	ACCOUNTS
Schedule 28	LICENSED-IN THIRD PARTY IP
Schedule 29	LICENSED-OUT NXP PATENTS

In accordance with Regulation S-K, certain of the schedules listed above have been omitted; Dover Corporation agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SALE AND PURCHASE AGREEMENT

THE UNDERSIGNED:

(1)	NXP B.V., a private limited liability company incorporated under the laws of the Netherlands, with corporate seat in Eindhoven, the Netherlands, having its address at High Tech Campus 60, 5656 AG Eindhoven, the Netherlands, (the “Seller”),

and

(2)	Knowles Electronics, LLC, a limited liability company organized under the laws of the state of Delaware, USA, and having its address at 1151 Maplewood Drive, Ilinois, USA 60143 (the “Purchaser”),

and

(3)	Eff acht Beteiligungsverwaltung GmbH, a limited liability company organized under the laws of Austria, and having its address at Porzellangasse 51, 1090 Vienna, registered under 354699t in the companies register of the Vienna Commercial Court (the “Austrian Purchaser” and, together with the Purchaser, the “Purchasers” as further defined in Schedule 1),

and

(4)	Dover Corporation, a corporation incorporated under the laws of the State of Delaware, USA, and having its address at 3005 Highland Parkway, Suite 200, Downers Grove Illinois, USA 60515, (the “Purchaser Parent”),

and

(5)	NXP Semiconductors N.V., a public liability company incorporated under the laws of the Netherlands, with corporate seat in Eindhoven, the Netherlands, having its address at High Tech Campus 60, 5656 AG Eindhoven, the Netherlands, (the “Seller Parent”),

WHEREAS:

(A)	The Seller holds all of the issued shares in the capital of (i) NXP Semiconductors Austria GmbH (as further defined in Schedule 1, “NXP Austria”) and (i) NXP Semiconductors Beijing Ltd (as further defined in Schedule 1 “NXP China”);

(B)	The Sound Solutions business of the Seller consists of the research into and development of, and the production, marketing, sale and distribution of audio transducer and audio transducer modules specifically for (i) dynamic speakers/receiver and MEMS microphone applications, (ii) mobile phone headset devices and (iii) joystick sensor devices (subject to the exclusions in the next sentence, the “Business”). For the avoidance of doubt, (a) the semiconductor integrated circuits that are part of the components and devices mentioned in (i), (ii) and (iii) above and that are supplied to the Business either by external semiconductor suppliers or other NXP businesses, are not part of the Business, and (b) with regard to MEMS technology, intellectual property that is specific to MEMS microphone applications is included in the Business, while intellectual property which relates to both a MEMS microphone application and an application outside of MEMS microphones, is not included in the Business;

(C)	NXP China is fully dedicated to the Business. NXP Austria operates different NXP businesses, including the Business;

(D)	The Purchaser is a leading designer and manufacturer of advanced acoustic components and is a leading provider of MEMS surface mount microphones to major cell phone brands and consumer electronic devices the world over. The Purchaser Parent owns and operates a global portfolio of manufacturing companies providing innovative components and equipment, specialty systems and support services for a variety of applications in the industrial products, engineered systems, fluid management and electronic technologies markets;

(E)	On 3 November 2010, the Seller Parent and the Purchaser signed a confidential non-binding letter of intent (the “LOI”) regarding the potential acquisition by the Purchaser of the Business;

(F)	The Seller provided the Purchaser and its Representatives access to the Virtual Data Room containing information about the Business: The Purchaser and its Representatives were further given the opportunity to attend and participate in management presentations, conduct site visits and were allowed to ask questions;

(G)	The Seller wishes to sell to the Purchaser and the Purchaser wishes to purchase from the Seller the Business through (a) a sale and purchase of the Austrian Shares and the Chinese Shares on the terms and conditions set forth in this Agreement; and (b) through a sale and purchase and a transfer and acquisition of certain intellectual property rights and as well as through a license agreement in respect of certain other intellectual property rights to a member of the Purchaser Parent’s Group on the terms and conditions set forth in the Intellectual Property Transfer and License Agreement (the “Relevant IP-Rights”);

(H)	For these purposes, prior to the Closing the Seller is to (i) at its own cost, transfer to a Subsidiary of the Seller, being a new limited liability company incorporated under the laws of Austria (GmbH), all of the activities of NXP Austria that do not relate to the Business (the “Non-Sonar Business”), such transfer to be effected by way of demerger (Abspaltung zur Neugründung) in accordance with the draft Demerger Deed attached as Schedule 3, (the “Austrian Carveout”);

(I)	The Seller and the Purchaser have obtained from their respective corporate bodies all approvals and consents required for the transactions contemplated by this Agreement;

(J)	The Purchaser Parent has agreed to guarantee to the Seller the performance by the Purchaser of its obligations under this Agreement (including agreements to be entered into hereunder) and the performance by [a member of the Purchaser Parent’s Group] of its obligations under the Intellectual Property Transfer and License Agreement. The Seller Parent has agreed to guarantee to the Purchaser the performance by the Seller of its obligations under this Agreement (including agreements to be entered into hereunder) and the Intellectual Property Transfer and License Agreement;

(K)	The Parties have been engaged in negotiations for ongoing commercial arrangements in respect of the sale by the Seller of semiconductor integrated circuits to the Purchaser to be entered into at Closing, the material terms of which are set out in the term sheet attached as Schedule 21; and

(L)	The Purchaser has had satisfactory discussions at a principal level with certain key customers of the Business.

IT IS AGREED AS FOLLOWS:

1	INTERPRETATION

In this Agreement, unless the context otherwise requires, the provisions in this Clause 0 apply throughout.

1.1	Definitions

Capitalised words, including those used in the introduction and recitals to this Agreement, shall have the meaning as defined in Schedule 1.

1.2	References to persons

References to a person include any individual, company or partnership whether or not having separate legal personality and wherever incorporated or registered.

1.3	Headings and references to Clauses, Schedules and Paragraphs

1.3.1	Headings have been inserted for convenience of reference only and do not affect the interpretation of any of the provisions of this Agreement.

1.3.2	A reference in this Agreement to:

(a)	a Clause or Schedule is to the relevant Clause of or Schedule to this Agreement;

(b)	a Part is to the relevant Part of the relevant Schedule; and

(c)	a Paragraph is to the relevant Paragraph of (the relevant Part of) the relevant Schedule.

1.4	References to liabilities and obligations

1.4.1	Any reference in this Agreement to a liability or obligation of any member of the Seller’s Group shall be deemed to incorporate a reference to an obligation on the part of the Seller to procure that the relevant liability is discharged or obligation is performed by the relevant member(s) of the Seller’s Group, on and subject to the terms and conditions set out in this Agreement.

1.4.2	Any reference in this Agreement to a liability or obligation of any member of the Purchaser’s Group shall be deemed to incorporate a reference to an obligation on the part of Purchaser to procure that the relevant liability is discharged or obligation is performed by the relevant member(s) of the Purchaser’s Group, on and subject to the terms and conditions set out in this Agreement.

1.5	Information

References to books, records or other information include books, records or other information stored in any form including paper, magnetic media, films, microfilms, electronic storage devices and any other data carriers.

1.6	Legal terms

In respect of any jurisdiction other than the Netherlands, a reference to any Netherlands legal term shall be construed as a reference to the term or concept which most nearly corresponds to it in that jurisdiction.

1.7	Other references

1.7.1	Whenever used in this Agreement, the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.

1.7.2	Whenever used in this Agreement, the words “as of” shall be deemed to include the day or moment in time specified thereafter.

1.7.3	Any reference in this Agreement to any gender shall include all genders, and words importing the singular shall include the plural and vice versa.

1.8	Drafting Party

No provision of this Agreement shall be interpreted against a Party solely as a result of the fact that such Party was responsible for the drafting of such provision.

2	SALE AND PURCHASE; TRANSFER

2.1	Shares

On and subject to the terms and conditions of this Agreement:

2.1.1	the Seller hereby agrees to sell, assign and transfer the Austrian Shares to the Austrian Purchaser, who hereby agrees to purchase and accept the transfer and assignment of the Austrian Shares; and

2.1.2	the Seller hereby agrees to sell and transfer the Chinese Shares to the Purchaser, who hereby agrees to purchase and accept the Chinese Shares,

such sale, assignment and transfer to take place in accordance with Clause 6.

2.2	Nomination of other purchasers

2.2.1	The Purchaser shall be entitled to nominate, to the extent permitted by Law, at its own cost, by notice to the Seller delivered no later than 1 February 2011, one other purchaser to purchase all of the Chinese Shares.

2.2.2	The Austrian Purchaser shall purchase and acquire the Austrian Shares and for that reason is a party to the Agreement.

2.3	Singular liability and right to claim

2.3.1	Subject to Clauses 14 and 15.1, no member of the Seller’s Group, with the exception of the Seller, shall have any liability under this Agreement, it being agreed that the Seller shall be fully liable under this Agreement for any breach thereof by any member of the Seller’s Group. Only the Purchaser may seek recourse against the Seller for breach by the Seller or a member of the Seller’s Group of its obligations under this Agreement.

2.3.2

Subject to Clause 14, no member of the Purchaser’s Group, with the exception of the Purchaser and, to the extent it relates to the Austrian Shares, the Austrian Purchaser shall have any liability under this Agreement, it being agreed that the Purchaser shall be fully liable under this Agreement for any breach thereof by any member of the Purchaser’s Group. Only the Seller may seek recourse against the Purchaser for breach by the Purchaser or a member of the Purchaser’s Group of its obligations under this Agreement.

2.3.3	Notwithstanding the provisions of Clause 2.3.1 and 2.3.2, a third party stipulation (derdenbeding) expressly identified as such in this Agreement, shall be for the benefit of and enforceable by the relevant third parties, provided that the Parties exclude the applicability of the articles 6:254, 6:255 and 6:256 of the Netherlands Civil Code.

3	CONSIDERATION

3.1	Purchase Price

The purchase price for the Shares (the “Purchase Price”) shall be an amount equal to the aggregate of the following:

3.1.1	the Initial Purchase Price; plus

3.1.2	the Net Cash of each Group Entity; plus

3.1.3	the Working Capital Adjustment of each Group Entity; minus

3.1.4	the Assumed Long-Term Benefits Liability amount.

3.2	Allocation

The Initial Purchase Price and the Purchase Price shall be allocated in accordance with Schedule 7 and the Seller’s Group shall and the Purchaser’s Group shall adopt such allocation for all purposes, including in respect of Tax.

3.3	Claims

If any payment is made by the Seller to the Purchaser or by the Purchaser to the Seller in respect of any claim (i) for any breach of this Agreement (including, for the avoidance of doubt, a breach of a Seller’s Warranty or a Purchaser’s Warranty) or any agreement entered into pursuant thereto or (ii) pursuant to an indemnity under this Agreement, then the amount of the payment shall be an adjustment of the Purchase Price.

4	CLOSING CONDITIONS

4.1	Conditions

The respective obligations of the Parties to perform the Closing Actions set out in Schedule 4 are subject to the fulfillment of the following conditions (the “Closing Conditions”):

4.1.1	The Anti-Trust Approval shall have been obtained (such approval being, subject to Clause 4.2.2(c), unconditional and unqualified) or, alternatively, any waiting periods shall have expired or been terminated, provided such expiration or termination is considered under Chinese Law to be a grant of all requisite clearances under the relevant anti-trust Laws.

4.1.2	No Government Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered into any Law that prohibits the consummation of the Transaction in all material respects, it being understood, for the avoidance of doubt, that the China Transfer Registration shall take place in accordance with Clause 9.1.

4.1.3	No legal action or legal proceeding shall be pending by a bona fide third party (including any Governmental Authority) seeking to enjoin or restrain completion of the Transaction, it being understood, for the avoidance of doubt, that the China Transfer Registration shall take place in accordance with Clause 9.1.

4.1.4	No Group Material Adverse Effect occurs between Signing and Closing (the “MAE Condition”).

4.1.5	The Austrian Carveout has been registered in the competent companies register.

4.1.6	There is no breach of the Seller’s Warranties that individually or in the aggregate constitutes a Group Material Adverse Effect (provided that this Closing Condition does not prejudice the Purchaser’s claims arising from any breach of Sellers’ Warranties).

4.1.7	The Seller has satisfied or performed all of its covenants and obligations to be performed prior to the Closing Date to the extent that no Group Material Adverse Effect has occurred (provided that this Closing Condition does not prejudice the Purchaser’s claims arising from any breach by Seller under this Agreement).

4.1.8	The China Transfer Approval has been obtained at such a date that it will be valid during a period of at least three (3) Business Days after the Closing Date.

4.2	Responsibility for satisfaction

4.2.1	Save as otherwise provided in the remaining provisions of this Clause 4.2 and Clause 5.2, each of the Parties shall use reasonable efforts to ensure satisfaction of and compliance with all of the Closing Conditions.

4.2.2	Without prejudice to the generality of Clause 4.2.1, the Purchaser shall:

(a)

as soon as practicable, and in any event no later than five (5) Business days after the Signing Date, prepare and file with the Competition Authority the notices and applications necessary to satisfy the Closing Condition set out in Clause 4.1.1(the “Competition Condition”), provided that, with respect to written submission, information or documentary materials requested from the Seller, the Seller has provided the same to the Purchaser in advance;

(b)	supply as promptly as practicable any additional information and documentary material that may be requested by the Competition Authority in connection with the Competition Condition, provided that, with respect to any written submission, information or documentary materials, the Seller has the right to approve the same; and

(c)	use reasonable efforts to cause the expiration or termination of any applicable waiting period under any applicable law and the fulfillment (whether explicit or implicit) of the Competition Condition as soon as practicable, including by agreeing to:

(i)	take any reasonable action that may be required in order to obtain an unconditional clearance (including by agreeing to perform any disposition of assets or businesses that may be required by the Competition Authority); or

(ii)	duly and promptly comply with any condition that any relevant Competition Authority may impose to clear this Agreement and the Transaction,

provided that the foregoing Clause 4.2.2 shall not require Purchaser to make any material divestiture.

4.2.3	The Purchaser and the Seller shall each bear their own costs incurred in relation to filing the merger clearance filing in China in connection with the Purchaser acquisition of the Group. Notwithstanding the foregoing sentence of this Clause

4.2.3,	the Purchaser shall bear all filing fees incurred in relation to the same. The Purchaser shall also bear all costs, penalties and fines resulting from not filing in any jurisdiction where it is determined that filing should have taken place, provided that if the failure to file resulted from incorrect revenues or market share data from Seller, Seller shall bear all costs, penalties and fines.

4.2.4	Without prejudice to Clause 4.2.2, the Seller and the Purchaser shall:

(a)	promptly cooperate with and provide all necessary information and assistance reasonably required by the Competition Authority in connection with the Competition Condition upon being requested to do so by the other Party; and

(b)	promptly inform the other Party of any communication received from, or given by it to, the Competition Authority with respect to the Competition Condition;

provided that any and all communications by either Party with the Competition Authority in connection with the Competition Condition shall require the prior written approval of the other Party, which approval shall not be unreasonably withheld or delayed.

4.2.5	Without prejudice to Clauses 4.2.2 (c) and 4.2.4, in the event that any administrative or judicial action or proceeding is instituted (or threatened to be instituted) by the Governmental Authority or any other person challenging (any part of) the Transaction, each Party shall co-operate in all respects with the other Party and use its reasonable efforts to defend, contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts the consummation of the Transaction.

4.3	(Non-)Satisfaction/Waiver

4.3.1	Within two (2) Business Days of becoming aware of the same:

(a)	the Purchaser shall give notice to the Seller of the satisfaction of the Closing Conditions;

(b)	the Seller shall give notice to the Purchaser of the satisfaction of the Closing Conditions; and

(c)	the Purchaser shall give notice to the Seller, or vice versa, of non-satisfaction of any of the Closing Conditions.

4.3.2	The Closing Conditions in Clauses 4.1.1 to 4.1.3 may only be waived by written agreement between the Seller and the Purchaser. The Closing Conditions in Clauses 4.1.4 to 4.1.8 (inclusive) can only be waived by the Purchaser by written declaration to be addressed to the Seller.

4.4	Long stop date

Unless otherwise agreed by the Parties hereto, if the Closing Conditions are not satisfied or waived on or prior to 30

September 2011, the Purchaser or the Seller may, in its sole discretion, terminate this Agreement by notice to the other, and no Party shall have any claim against the other save for any claim arising from breach of any obligation contained in Clause 4.2, provided that no such termination notice may be given by a Party which is in default of its obligations under this Agreement.

5	PRE-CLOSING COVENANTS

5.1	Conduct of the Business

5.1.1	During the period from the date hereof up to the Closing, except as otherwise contemplated by this Agreement or as the Purchaser otherwise agrees in writing in advance (which consent shall not be unreasonably withheld or delayed), the Seller shall, and to the extent applicable shall cause the other members of the Seller’s Group to, conduct the Business in the Ordinary Course of Business and use its commercially reasonable efforts to preserve intact and protect the Business and its relationship with customers, suppliers, creditors and others having dealings with it and use its commercially reasonable efforts to keep available to the Purchaser the services of the Employees involved in the business.

5.1.2	During the period from the date hereof up to the Closing, except as otherwise contemplated by this Agreement or as the Purchaser shall otherwise consent in writing in advance (which consent shall not be unreasonably withheld or delayed), the Seller shall not take any of the following actions with respect to the Business and, to the extent applicable, shall cause the other members of the Seller’s Group not to:

(a)	amend or otherwise change any articles of association, by-laws, certificates of incorporation or similar corporate governing documents of the Group Entities;

(b)	reclassify, split (splitsing van aandelen, samenvoeging van verschillende klassen van aandelen), repay, recapitalize (omzetting reserves in aandelenkapitaal), redeem, adjust the par value of, pay out stock dividend or repurchase, or allow to be reclassified, split, repaid, redeemed or repurchased any shares or other ownership interests of the Group Entities;

(c)	create, allot, issue, dispose of, pledge or otherwise encumber, or allow to be created, allotted, issued, disposed of, pledged or otherwise encumbered any shares, ownership interests or voting securities, or any warrants, convertible securities, other rights of any kind to acquire or receive any shares, any other ownership interests or any voting securities of the Group Entities, or issue any instruments that give rise to the right of the holder to obtain shares, ownership interests or voting securities in the Group Entities, except as required by the NXP Financing Arrangements;

(d)	declare, set aside, make or pay any dividend in kind or otherwise or make any equity distribution in kind or otherwise to shareholders of the Group Entities;

(e)	incur any additional indebtedness, or issue any debt securities or assume, guarantee or endorse any material obligations of any other Person, except in the Ordinary Course of Business and except as required by the NXP Financing Arrangements;

(f)	make any (i) capital expenditures which exceed, on a quarterly basis, USD 500,000 (five hundred thousand United States dollars), or (ii) material loans or capital contributions to, or investments in, any other Person (other than the Group Entities), in each case except in the Ordinary Course of Business;

(g)	acquire (by merger, consolidation or acquisition of stock or assets) any corporation, partnership or other business organization or division thereof or any equity interest therein;

(h)	sell, assign, lease, transfer, license, or otherwise dispose of, or extend or exercise any option to sell, assign, lease, transfer, license, or otherwise dispose of, any assets of the Group Entities, except in the Ordinary Course of Business, provided that no Relevant IP-Rights are affected;

(i)	mortgage or pledge any assets of the Group Entities except as required by the NXP Financing Arrangements;

(j)	terminate or materially extend or materially modify any Material Contract;

(k)	enter into any contract, arrangement or commitment or amend any contract, arrangement or commitment, other than in the Ordinary Course of Business;

(l)	materially increase, amend or grant any employee benefits in any manner, except in the Ordinary Course of Business, including (i) adopting, entering into or amending any bonus, profit sharing, compensation, stock option, warrant pension, retirement, deferred compensation, employment, severance, termination or other employee benefit plan, agreement or arrangement for the benefit or welfare of any officer, director or employee or (ii) agree to any increase in the compensation payable or to become payable to any officer, director of employee;

(m)	settle any legal proceedings or other disputes (i) that would result in the Seller, or to the extent applicable the Group, being enjoined in any respect material to the Transaction or the Business or (ii) for an amount, in the aggregate, exceeding USD 250,000 (two hundred and fifty thousand United States dollars);

(n)	accelerate the delivery or sale of products or the incurrence of capital expenditures, or offer discounts on sale of products or premiums on purchase of raw materials, except in the Ordinary Course of Business;

(o)	increase the headcount of any of the Group Entities other than in the Ordinary Course of Business;

(p)	take any action that would cause any Seller’s Warranty not to be true and accurate as at Closing;

(q)	save for a change as per 1 January 2011 in respect of the depreciation period for new high volume automation assets, make any change in the Accounting Principles Consistently Applied;

(r)	change any Tax accounting method of, or make any Tax election (except as permitted by this Agreement) for, or settle or compromise any Tax liability of, any Group Entity; or

(s)	authorize or enter into any agreement or commitment with respect to any of the foregoing.

5.2	Austrian Carveout

5.2.1	The Seller shall (i) use reasonable efforts to procure that the audited accounts for the financial year ending 31 December 2010 of NXP Austria are produced and ready for inclusion in the De-merger Deed by 15 February 2011; (ii) procure that the managing directors of NXP Austria, as soon as practicable, draw up, publish in the official gazette and file with the competent Companies Register the De-Merger Deed; (iii) procure the adoption of a shareholders’ resolution of NXP Austria approving the De-Merger Deed and resolving on the Austrian Carveout; and (iv) procure the instruction to the managing directors of NXP Austria to file without undue delay after the adoption of the respective shareholders’ resolution a respective registry application. The Seller shall regularly inform the Purchaser of the progress being made with respect to the Austrian Carveout and provide the Purchaser with such information as it may reasonably request with respect thereto.

5.2.2	The Purchaser undertakes to give all reasonable information and other assistance to the Seller to complete the Austrian Carveout as soon as reasonably practicable after the date hereof.

5.3	Intra-group balances; Termination of intra-group agreements

5.3.1	The Seller shall procure that (i) each of the relevant members of the Seller’s Group pays in full prior to Closing all IntraGroup Receivables, and (ii) each of the Group Entities pays in full prior to Closing all Intra-Group Payables.

5.3.2	The Seller shall procure that, except as expressly set out in this Agreement or otherwise agreed between the Parties in writing, all existing agreements and arrangements (excluding the Retained Intra-Group Agreements) between one or more members of the Seller’s Group (excluding the Group Entities) on the one hand and one or more Group Entities on the other hand shall be, prior to Closing, terminated or amended to remove any such Group Entity as a party thereto.

5.4	Access to information

5.4.1

Between Signing and Closing, the Seller shall procure that each of the Group Entities (a) provides the Purchaser in a timely fashion with monthly statements (in a form consistent with the form used by the Seller’s Group, however in any event comprising a balance sheet and a profit and loss account) in respect of each month ending after the Signing but before Closing and (b) affords the Purchaser and its Representatives upon reasonable notice, reasonable access during normal business hours to the books and records of or relating in whole or in part to the Group. The Purchaser acknowledges and agrees that any information provided to it or any of its Representatives is subject to the terms of the Confidentiality Agreement, the terms of which are incorporated herein by reference.

5.4.2	The obligation of the Seller under this Clause 5.4 shall be subject to the right of the Seller or the relevant Group Entity to refuse access to information on the grounds that access:

(a)	would be contrary to any Law provided that the Seller or the relevant Group Entity received written advice to such effect from outside counsel;

(b)	would cause material undue disruption to the business activities of the relevant Group Entity or its management; or

(c)	would, in the reasonable opinion of the Seller or the management of the relevant Group Entity, involve issues of commercial sensitivity and confidentiality such that access could materially damage the value or competitiveness of the relevant Group Entity or lead to a material breach of any obligations of the relevant Group Entity.

5.5	NXP China pre-registration name change

As soon as practicable, but in any event no later than two (2) Business Days after the satisfaction of the Competition Condition, the Seller shall cause NXP China, with the assistance of the Purchaser, to prepare and file all documentation, notices or applications necessary to register a proposed new name of NXP China with the Beijing Administration of Industry and Commerce (the registration authority of NXP China).

5.6	China Equity Transfer Agreement

As soon as practicable, but in any event no later than five (5) Business Days after the satisfaction of the Competition Condition, the Parties shall enter into the China Equity Transfer Agreement. Neither Party shall enforce, or seek to enforce, the China Equity Transfer Agreement until after the China Transfer Registration Certificate, signed by the Parties, has been received by De Brauw. In the event that this Agreement is terminated in accordance with Clauses 4.4 or 6.4, the Parties agree to terminate the China Equity Transfer Agreement in accordance with clause 7 of the China Equity Transfer Agreement, in which case parties may enforce clause 7 of the China Equity Transfer Agreement.

5.7	Filing with Approval Authority China

As soon as reasonably practicable following entry into the China Equity Transfer Agreement, but in any event no earlier than thirty-five (35) calendar days before the estimated Closing Date, the

Seller and the Purchaser shall prepare and Seller shall cause NXP China to file with the Administrative Committee of Beijing Economic-Technological Development Area (the approval authority of NXP China) all notices and applications necessary to obtain (i) approval for the transfer of the Chinese Shares, and (ii) a revised certificate of approval of NXP China (together the “China Transfer Approval”). The Purchaser shall cooperate with and timely provide to the Seller all documents, information and other materials as required by the Seller for the purposes of obtaining the China Transfer Approval.

6	CLOSING

6.1	Date and place

Subject to the satisfaction, or waiver under Clause 4.3.2, of each of the Closing Conditions, the Closing shall take place:

6.1.1	in Amsterdam, the Netherlands, at the offices of De Brauw Blackstone Westbroek and (in parallel) in Vienna, Austria, at the offices of Purchaser’s Austrian counsel, commencing at 11.00 a.m. CET on the first Business Day of the Seller’s Group’s monthly reporting period immediately following satisfaction or waiver of the Closing Conditions, or

6.1.2	at any such other date, time or location as may be agreed between the Seller and the Purchaser in writing.

6.2	Payment of Initial Purchase Price

6.2.1	The Purchaser shall pay the Chinese Initial Purchase Price and the Austrian Purchaser shall pay the Austrian Initial Purchase Price, in each case on the Business Day immediately before and with value on the Closing Date, into the DBBW Account under the reference “Purchase Price Sonar; 777/20493509” and under the instruction to De Brauw (for the attention of Arne Grimme) that such amount shall be held by De Brauw in the DBBW Account on behalf of the Purchaser until signature by the Parties of the Closing Certificate, after which De Brauw in the DBBW Account shall:

(a)	hold the Austrian Initial Purchase Price on behalf of the Seller and pay said amount in accordance with the Seller’s instructions; and

(b)	subject to Clause 6.2.2, continue to hold the Chinese Initial Purchase Price on behalf of the Purchaser until receipt of the China Transfer Registration Certificate signed by the Parties, after which De Brauw in the DBBW Account shall hold the Chinese Initial Purchase Price on behalf of the Seller and pay said amount in accordance with the Seller’s instructions.

For the avoidance of doubt, the title to the China Shares will transfer from Seller to Purchaser at the moment the China Transfer Registration Certificate, signed by the Parties, has been received by De Brauw.

6.2.2	In the event that the China Transfer Registration does not take place within 12 months of the Closing Date, the Seller’s obligations under this Agreement to transfer the Chinese Shares to the Purchaser shall terminate and De Brauw in the DBBW Account shall pay the Chinese Initial Purchase Price in accordance with the Purchaser’s instructions. In such event Parties also agree to terminate the China Equity Transfer Agreement in accordance with clause 7 of the China Equity Transfer Agreement.

6.3	Closing Actions

At the Closing, the Parties shall perform the Closing Actions as set out in Schedule 4. Upon completion of the Closing Actions, or waiver in respect thereof, the Parties shall sign the Closing Certificate.

6.4	Breach of Closing obligations

6.4.1	If any Party fails to comply with any of its material obligations in this Clause 6 or its obligations under Schedule 4, the Purchaser, in the case of non-compliance by the Seller, or the Seller, in the case of non-compliance by the Purchaser, shall be entitled (in addition to and without prejudice to the right to claim damages) by written notice to the Seller or the Purchaser, as the case may be, served on the date set for Closing, (a) to waive the fulfillment of the obligations of the other Party, or (b) to fix a new date for the Closing (being the first Business Day of the next monthly reporting period of the Seller’s Group) in which case the provisions of Clauses 6.2 and 6.3 and Schedule 4 shall apply to the Closing as so deferred.

6.4.2	If the non-complying Party fails to comply with any material obligation in this Clause 6 or its obligations under Schedule 4 on the new date for the Closing pursuant to Clause 6.4.1, the other Party shall be entitled (in addition to and without prejudice to it’s right to claim damages) by written notice served on such new date for the Closing:

(a)	to terminate this Agreement without liability on its part or on the part of those on whose behalf notice is served; or

(b)	to effect the Closing so far as practicable having regard to the defaults which have occurred; or

(c)	subject to Clause 4.4, to set a new date for the Closing (being the first Business Day of the next monthly reporting period of the Seller’s Group) in which case the provisions of Clauses 6.2 and 6.3 and Schedule 4 shall apply to the Closing as so deferred.

7	CLOSING STATEMENTS

7.1	Preparation of the Statements

As soon as practicable, and in any event within sixty (60) Business Days after the Closing Date, the Seller shall prepare and deliver to the Purchaser:

7.1.1	an unaudited statement prepared in the form of Schedule 9, setting forth the Working Capital as per the Effective Time (the “Working Capital Statement”); and

7.1.2	an unaudited statement prepared in the form of Schedule 10, setting forth the Net Cash as per the Effective Time (the “Net Cash Statement”, together with the Working Capital Statement, the “Statements”).

7.2	Agree or disagree

7.2.1	The draft Working Capital Statement and draft Net Cash Statement shall be delivered to the Purchaser at the same time, it being further agreed that:

(a)	if the Purchaser disagrees with the draft Working Capital Statement or draft Net Cash Statement, then the Purchaser shall within sixty (60) Business Days after receipt thereof, but no sooner than ninety (90) Business Days after Closing deliver notice of such disagreement to the Seller, such notice (the “Notice of Disagreement”) to specify (i) each line item in the relevant draft statement(s) with which the Purchaser disagrees, (ii) the amount of adjustment proposed by the Purchaser, and (iii) in reasonable detail, the reason for the Purchaser’s disagreement in respect of each such line item;

(b)	if the Purchaser does not deliver a Notice of Disagreement in terms of Clause 7.2.1(a), then the draft Working Capital Statement and draft Net Cash Statement shall be final and binding on the Seller (and each relevant other member of the Seller’s Group) and the Purchaser (and each relevant other member of the Purchaser’s Group) for purposes of the determination of the Purchase Price, provided that such determination shall not prejudice recovery of the Losses incurred due to a breach of the Seller’s Warranties, to the extent this would not result in the Seller compensating the Purchaser twice in relation to substantially the same facts and circumstances.

(c)	if the Purchaser delivers a Notice of Disagreement in terms of Clause 7.2.1(a), then:

(i)

at the election of the Seller, each line item in the draft Working Capital Statement and draft Net Cash Statement in respect of which the Purchaser does not deliver a Notice of Disagreement in accordance with Clause 7.2.1(a), shall be final and binding on the Seller (and each other member of the Seller’s Group) and the Purchaser (and each other member of the Purchaser’s Group) in the meaning of Clause (b); and

(ii)	the Seller and the Purchaser shall attempt in good faith to reach agreement in respect of those line items in the relevant draft Working Capital Statement and/or draft Net Cash Statement in respect of which the Purchaser has thus given Notice of Disagreement, provided that if the Seller and the Purchaser are unable to reach such agreement within twenty (20) Business Days of delivery of the Notice of Disagreement, the Seller or the Purchaser may by notice to the other require that those line items in the relevant draft Working Capital Statement and/or draft Net Cash Statement that have been properly specified in the Purchaser’s Notice of Disagreement in accordance with Clause 7.2.1(a) and subsequently have not been agreed upon between the Seller and the Purchaser within the aforesaid twenty (20) Business Days, be referred to the Reporting Accountants in the terms of Schedule 11.

7.3	No indemnified liabilities

The Statements will not take into account liabilities for which the Seller is liable under this Agreement, which liabilities will include the Tax indemnity as set out in Schedule 20, provided that these liabilities are also not taken into account when determining the Reference Working Capital.

7.4	No forward looking valuations

It is understood between the Parties that no corrections to the Statements may be proposed by or on behalf of the Purchaser to the extent these are based on a judgment about the future earnings potential, prospects or feasibility of (part of) the Business.

7.5	Post-Closing market or business developments

The Statements include certain estimates and judgments which may change over time. The Seller and the Purchaser agree that any market or business developments after the preparation by the Seller of the Statements shall not be taken into consideration and that the status of the affairs of the Group and market circumstances at the time of the Closing and during the preparation of the Statements by the Seller shall prevail. Any facts or events arising after the date, upon which the Seller has prepared the draft Statements and presented them in accordance with Clause 7.1 to the Purchaser, shall not be taken into consideration in the final determination of the Statements.

7.6	Cooperation in connection with the Statements

In order to enable the preparation and determination of the Statements, the Purchaser shall, and shall cause the Group Entities to (i) keep up-to-date all books and records relating to the Business, and (ii) co-operate with the Seller and its Representatives with regard to the preparation and determination of the Statements. The Purchaser agrees to make available the services of the Employees to provide reasonable assistance to the Seller in the performance of the Seller’s duties under this Clause 7.

8	ADJUSTMENT OF THE INITIAL PURCHASE PRICE

8.1	Working Capital adjustment

8.1.1	If the aggregate Working Capital is greater than 105 percent (105%) of the Reference Working Capital or more, the excess (only the amount over 105 percent (105%)), shall on a dollar-for-dollar basis be paid to the Seller by the Purchaser.

8.1.2	If the aggregate Working Capital is less than 95 percent (95%) of the Reference Working Capital or less, the difference (only the amount less than 95 percent (95%)) shall on a dollar-for-dollar basis be paid to the Purchaser by the Seller.

8.2	Net Cash adjustment

8.2.1	If the aggregate Net Cash is greater than nil (0), the excess shall on a dollar-for-dollar basis be paid to the Seller by the Purchaser.

8.2.2	If the aggregate Net Cash is less than nil (0), the difference shall on a dollar-for-dollar basis be paid to the Purchaser by the Seller.

8.3	Payment and interest

8.3.1	Any payment to be made pursuant to Clauses 8.1 or 8.2 shall:

(a)	to the extent possible, be aggregated and discharged by way of set-off between these payments;

(b)	be made by wire transfer of immediately available funds to such bank account as the recipient Party may designate on or before the fifth (5th) Business Day after the Statements become final and binding upon the Seller and the Purchaser pursuant to Clause 7 and Schedule 11; and

(c)	include interest thereon calculated from the day after the Effective Time to the date of payment, both days inclusive, at the Interest Rate.

8.3.2	All payments (including interest payments) made under this Clause 8 shall be made on account of the Purchase Price.

9	POST-CLOSING OBLIGATIONS

9.1	Filing with Registration Authority China

9.1.1	On the Closing Date, however in any event no later than three (3) Business Days after the Closing Date, the Purchaser shall prepare and Seller shall cause NXP China to file with the Beijing Administration of Industry and Commerce (the registration authority of NXP China) all application documents necessary to obtain (i) approval for amendment of the registration information of NXP China and (ii) a revised business license for NXP China reflecting the transfer of the Chinese Shares from the Seller to the Purchaser and the change of name so as to exclude “NXP” and/or from the name of NXP China (together the “China Transfer Registration”). The Seller shall promptly cooperate with and provide all necessary information and assistance reasonably required by the Purchaser in connection with the obtainment of the China Transfer Registration.

9.1.2	As soon as practicable following the completion of the China Transfer Registration, the Purchaser shall prepare and file all application documents necessary to register the change of name and shareholder of NXP China with all other relevant Governmental Authorities in the People’s Republic of China, including, without limitation, any applicable tax authorities, foreign exchange authorities, customs offices and finance authorities (the “China Residual Registrations”). Seller shall promptly cooperate with and provide all necessary information and assistance reasonably required by the Purchaser in connection with the obtainment of the China Residual Registrations.

9.1.3	All filing fees and other costs incurred in relation to the China Transfer Approval, China Transfer Registration and China Residual Registrations shall be borne by the Parties in equal parts.

9.1.4	Immediately following completion of the China Transfer Registration, and in any event no later than two (2) Business Days after the revised business license has been issued to NXP China, the Parties shall sign and deliver to De Brauw (for the attention of Arne Grimme) the China Transfer Registration Certificate.

9.2	Trade receivables/payables; Post-Closing receipts

9.2.1	Subject to Closing, if at any time after the Effective Time, any member of the Seller’s Group receives any amount in respect of any receivable of a Group Entity, then the Seller shall procure that the relevant member of the Seller’s Group pays the amount received, less reasonable administrative expenses, to the relevant Group Entity, as soon as reasonably practicable.

9.2.2

Subject to Closing, if at any time after the Effective Time, any member of the Purchaser’s Group receives any amount in respect of any receivable of any member of the Seller’s Group then the Purchaser shall procure that the relevant member of the Purchaser’s

Group pays the amount received, less reasonable administrative expenses, to the relevant member of the Seller’s Group, as soon as reasonably practicable.

9.3	Use of names

9.3.1	The Purchaser shall procure that, as soon as practicable after the Closing, but in any event (a) in the case of NXP Austria, within twenty (20) Business Days after the Closing Date, and (b) in the case of NXP China, as part of the completion of the China Transfer Registration, the shareholders of the relevant Group Entity adopt the shareholders’ resolutions and the managing directors of the relevant Group Entity file the register applications required to change the relevant Group Entity’s name so that it does not contain the name “NXP”, or any abbreviation thereof or any name or lettering which is likely to be confused with the same, and (ii) the Seller is furnished with appropriate written evidence of such actions.

9.3.2	After registration of the new name following the application pursuant to Clause 9.3.1 the Purchaser shall not, and shall procure that no member of the Purchaser’s Group shall, use in any way whatsoever, by means of trading names, domain names, registered or unregistered trade marks, logos or otherwise, the name “NXP”, or any abbreviation thereof or any name or lettering which is confusingly similar to the same. Notwithstanding the foregoing provisions of this Clause 9.3.2, the Purchaser shall, as soon as practicable after the Closing, but in any event within nine (9) months after the Closing Date, procure that the name “NXP”, or any abbreviation thereof, is removed from all future products, business stationery and other assets held by the Group, and from all premises occupied by the Purchaser’s Group.

9.4	Retention of records

9.4.1	The Purchaser shall retain for a period of five (5) years from Closing, or such longer period as may be prescribed by applicable law, all books, records and other written information relating to the Business which are held at premises occupied by the Group at Closing and, to the extent reasonably required by the Seller, shall allow the Seller, upon reasonable notice, access during normal office hours to such books, records and other information, including the right to inspect and take copies at the Seller’s expense, provided that this does not cause any material undue interference in the operation of the Business.

9.4.2	The Seller shall retain for a period of five (5) years from Closing, or such longer period as may be prescribed by law, any books, records or other written information relating to the Business and/or the Group Entities which are not held at the premises occupied by the Group at Closing and, to the extent reasonably required by the Purchaser, shall allow the Purchaser, upon reasonable notice, access during normal office hours to such books, records and information, including the right to inspect and take copies at the Purchaser’s expense, provided that this does not cause any material undue interference in the operation of the Seller’s business.

9.5	Insurance

9.5.1	The Purchaser acknowledges and agrees that as from the Closing Date all insurance cover provided in relation to the Group pursuant to policies maintained by (any member of) the Seller’s Group, whether such policies are maintained with third party insurers or within the Seller’s Group, shall be terminated or shall no longer provide coverage for any events, occurrences or accidents occurring, on or after the Closing Date, and no third party or member of the Seller’s Group shall have any liability or responsibility for any such events, occurrences or accidents under such policies occurring on or after the Closing Date.

9.5.2	In respect of any events, occurrences or accidents occurring prior to the Closing Date, the Purchaser shall procure that, as from thirty (30) calendar days after the Closing Date, no members of the Purchaser’s Group (including the Group) shall make any claim under any insurance policy of any member of the Seller’s Group (excluding the Group).

9.5.3	In accordance with the provisions of the Seller’s respective D&O policies, the Seller shall provide notice to all its appropriate insurers of any pending claim or act, incident or omission of which the Seller is aware that may give rise to a claim after Closing as a result of an alleged act, incident or omission that occurred prior to Closing.

9.6	Employees and Long-Term Benefit Arrangements

9.6.1	The provisions of Schedule 14 shall apply in respect of the Employees.

9.6.2	The provisions of Schedule 15 shall apply in respect of Long-Term Benefit Arrangements.

9.7	Trapped Cash

9.7.1	For the purpose of this provision:

“Trapped Cash” means cash available to NXP China at Closing that cannot be transferred out of China in a reasonably short period after Closing;

“Closing Trapped Cash” shall mean the amount of Trapped Cash at Closing.

“Maximum Trapped Cash Amount” means USD 13,000,000 (thirteen million United States dollars) of Closing Trapped Cash, decreased by (i) any dividends paid by NXP China to the Seller between Signing and Closing (ii) any payment made by NXP China for services rendered under the GSA China or under similar agreements entered into by NXP China or under a recapitalization of NXP China or under an IP license agreement entered into by NXP China with any Member of the Seller’s Group, in each case between Signing and Closing;

“Excess Trapped Cash” means the amount of Closing Trapped Cash in excess of the Maximum Trapped Cash Amount;

9.7.2	Between Signing and Closing, the Seller shall use reasonable efforts to minimize the availability of Trapped Cash by, among others and to the extent permissible, paying dividends or making payments for services rendered by the Seller.

9.7.3	Closing Trapped Cash shall be included as freely available cash in the Net Cash Statement up to the Maximum Trapped Cash Amount.

9.7.4	After Closing, the Purchaser shall cause NXP China to pay to the Seller such amounts due to the Seller for services rendered prior to Closing up to the amount of Closing Trapped Cash. Within five (5) Business Days from receipt of such payments, the Seller shall pay to the Purchaser the amount that was taken into account in the Net Cash determination as for Trapped Cash.

9.7.5	After Closing, Purchaser shall pay to the Seller promptly any cash that it receives from NXP China up to the amount of Excess Trapped Cash to the extent these amounts can legally be paid by NXP China to the Purchaser or any of its affiliates by way of dividend and/or by way of payment for services rendered (similar to the GSA Agreement) and/or by way of recapitalization and/or by way of payment of IP royalties under licenses granted by members of the Purchaser’s Group to NXP China, provided that such obligation shall be limited to USD 5,000,000 (five million United States dollars) per financial year. The Purchaser shall use its reasonable efforts to pay to the Seller any amounts of Excess Trapped Cash in an amount as high as possible but in no event more than USD 5,000,000 (five million United States dollars) per financial year.

9.7.6	Any costs, including Tax, reasonably incurred by NXP China and/or the Purchaser in connection with the Purchaser’s obligations under Clauses 9.7.4 and 9.7.5 as well as costs, including Tax, reasonably incurred by NXP China and/or the Purchaser in connection with any dividend paid after Closing (to the extent the payments which Purchaser has received have not exceeded the Maximum Trapped Cash Amount) shall be borne by the Seller.

9.8	Information for Seller’s Group’s financial reporting

The Purchaser shall provide the Seller, in a timely manner as reasonably requested by the Seller and at the Seller’s cost, with all such information as the Seller’s Group may require in order to comply with its financial reporting obligations.

10	WARRANTIES

10.1	Seller’s Warranties

10.1.1	Subject to the remaining provisions of this Clause 10 and Clauses 12 and 13, the Seller represents and warrants to the Purchaser that the Seller’s Warranties:

(a)	are true and accurate as at Signing; and

(b)	shall, save as otherwise expressly provided in the Seller’s Warranties, also be true and accurate as at Closing.

10.1.2	The Purchaser acknowledges and agrees that the Seller makes no representation or warranty as to the accuracy of any forecasts, estimates, projections, statements of intent or statements of opinion howsoever provided to the Purchaser on or prior to the date hereof (including any information of that nature contained in the Disclosure Letter or in the Due Diligence Information). The Purchaser acknowledges that no representations or warranties, express or implied, have been given or are given other than the Seller’s Warranties.

10.1.3	Any Seller’s Warranty qualified by the expression “so far as the Seller is aware” or “to the Seller’s knowledge” or any similar expression shall, unless otherwise stated, be deemed to refer to the actual knowledge of any individual whose name is set out in Part 1 of Schedule 19, and such knowledge such individual should have had after having made reasonable enquiry taking into account the individual’s position and the individual’s responsibility.

10.1.4	Notwithstanding anything else to the contrary in this Agreement, the Purchaser’s sole and exclusive remedy against the Seller for a breach of Seller’s Warranties shall be a claim for Losses made pursuant to this Clause 10.

10.1.5	The applicability of Sections 7:17 and 7:23 of the Netherlands Civil Code is hereby excluded.

10.2	Seller’s disclosures

The Seller’s Warranties are subject to, and the Seller shall not be liable for breach of any of the Seller’s Warranties in relation to, any matter which is fairly disclosed in this Agreement (including, for the avoidance of doubt, the Disclosure Letter) or fairly disclosed in the Due Diligence Information except for any disclosures against the Seller’s Warranties in paragraphs 3 (Accounts) and 11 (Tax) of Schedule 16 in respect of which valid disclosures can only be made in the Disclosure Letter. Fair disclosure in the meaning of the preceding sentence shall mean that the respective breach of the relevant Seller’s Warranty would have been appreciated and understood by a reasonable business person upon due consideration and without recourse to, and independent review of, any other source of information.

10.3	Liability of Seller for breach

After the Closing and subject to this Clause 10 and Clauses 12 and 13, the Seller shall be liable to the Purchaser for any Losses incurred by the Purchaser or a member of the Purchaser’s Group including the Group Entities in connection with or as a result of any breach of the Seller’s Warranties, which breach of Seller’s Warranties shall occur where same is untrue or inaccurate as at the date on which the same is given or such breach is attributable to the fraud, dishonesty or willful concealment on the part of the Seller.

10.4	Purchaser’s Warranties

The Purchaser represents and warrants to the Seller that:

10.4.1	the Purchaser’s Warranties are true and accurate as at the date hereof and shall also be true and accurate as at Closing; and

10.4.2	neither the Purchaser, nor any other member of the Purchaser’s Group is aware of any breach of the Seller’s Warranties other than those items included in Schedule 25, which shall not prejudice the Purchaser’s right to claim for Losses under this Clause 10.

10.4.3	Any reference to the expression “so far as the Purchaser is aware” or “to the Purchaser’s knowledge” or any similar expression shall, unless otherwise stated, be deemed to refer to the actual knowledge of any individual whose name is set out in Schedule 24.

10.4.4	Notwithstanding anything else to the contrary in this Agreement, the Seller’s sole and exclusive remedy against the Purchaser for a breach of Purchaser’s Warranties shall be a claim for Losses made pursuant to this Clause 10.

10.5	Liability of Purchaser for breach

After the Closing, the Purchaser shall be liable to the Seller for any Losses incurred by the Seller in connection with or as a result of any breach of the Purchaser’s Warranties, which breach of Purchaser’s Warranties shall occur where same is untrue or inaccurate in any material respect as at the date on which the same is given.

11	TAX INDEMNITY

11.1	Tax indemnity

The provisions of Schedule 20 shall apply in respect of Taxes.

12	LIMITATION OF THE SELLER’S LIABILITY

12.1	Time limitation for claims

The Seller shall not be liable under this Agreement in respect of any Losses resulting from a breach under the Seller’s Warranties unless the Purchaser gives a notice of the Losses to the Seller specifying the matters set out in Clause 13.2:

12.1.1	within the applicable statutory limitation period following Closing in respect of the Seller’s Warranties given in respect of the Shares and the Group Entities as contained in Paragraphs 1 and 2 of Schedule 16;

12.1.2	within sixty (60) days after expiry of the statutory limitation period applicable in the relevant jurisdiction for the Tax matter giving rise to such claims and any applicable term during which additional assessments can be levied under the relevant Law;

12.1.3	within three (3) years following Closing in respect of the Seller’s Warranties given in respect intellectual property matters as contained in Paragraph 13 of Schedule 16; and

12.1.4	within eighteen (18) months following Closing in respect of any other Seller’s Warranties.

12.2	Minimum claims

Subject to any other limitations set out in this Agreement, the Seller shall only be liable under this Agreement

12.2.1	If the liability agreed or determined in respect of any individual claim, or a series of claims arising from identical facts exceeds USD 250,000 (two hundred fifty thousand United States dollars) (“Minimum Claim”), and

12.2.2	If the Aggregate of the Minimum Claims exceeds USD 4,000,000 (four million United States Dollars) (“Deductible”),

provided if such Deductible is exceeded, the Seller shall be liable only for the amount exceeding the Deductible provided that this Clause 12.2 shall not apply to any claim (a) under Paragraphs 1, 2.1 or 2.2 of Schedule 16, (b) under Clause 11, (c) under Paragraph 11 of Schedule 16 (Tax), (d) under Paragraph 7.4 of Schedule 16 (Employee Bonuses for time period prior to December 31, 2010) and (e) arising out of or in connection with circumstances set out in Schedule 25 to the extent the circumstances set out in Schedule 25 are not listed in the Disclosure Letter.

12.3	Maximum liability

12.3.1	Excluding (a) claims under Paragraphs 1, 2.1 or 2.2 of Schedule 16 and (b) claims under the Tax indemnity set out in Schedule 20, the aggregate liability of the Seller in respect of all claims under this Agreement shall not exceed 5% (five percent) of the Purchase Price, provided that, together with any of the other claims under this Agreement, the aggregate liability of the Seller in respect of (a) Paragraph 6.3.1 of Schedule 16 (GSA Agreement), (b) Paragraph 3 of Schedule 16 (Accounts), (c) Paragraph 11 of Schedule 16 (Tax), and (d) Paragraph 16 of Schedule 16 (Intellectual Property) shall not exceed 10% (ten percent) of the Purchase Price.

12.3.2	Without detracting from Clause 12.3.1, the aggregate liability of the Seller in respect of all claims under this Agreement including in case of (a) claims under Paragraphs 1, 2.1 or 2.2 of Schedule 16 and (b) claims under the Tax indemnity set out in Schedule 20, shall not exceed the Purchase Price.

12.4	Provisions

Seller shall not be liable under this Agreement in respect of any claim if and to the extent that any allowance, provision or reserve is made in a Working Capital Statement, a Net Cash Statement, or in the Accounts (and not released prior to the Effective Time) for the matter giving rise to the claim provided that allowances, provisions or reserves for Taxes, except for payroll related Taxes and VAT related Taxes in the Ordinary Course of Business, shall not reduce the Seller’s liabilities for such amounts.

12.5	Matters arising subsequent to this Agreement

The Seller shall not be liable in respect of any matter, act, omission or circumstance (or any combination thereof), including the aggravation of a matter or circumstance, to the extent that the same would not have occurred but for:

12.5.1	any matter or thing done or omitted to be done pursuant to and in compliance with this Agreement or otherwise at the request in writing or with the approval in writing of the Purchaser;

12.5.2	any act, omission or transaction of the Purchaser or any other member of the Purchaser’s Group, or their respective directors, officers, employees or agents or successors in title, after the Closing;

12.5.3	the passing of, or any change in, after the date of this Agreement, any law or administrative practice of any Governmental Authority, including any increase in the rates of Taxation or any imposition of Taxation or any withdrawal of relief from Taxation not actually (or prospectively) in effect at the date of this Agreement;

12.5.4	any change after the date of this Agreement of any generally accepted interpretation or application of any law; or

12.5.5	any change in accounting or Taxation policy, bases or practice of the Purchaser or any other member of the Purchaser’s Group introduced or having effect after the Closing Date.

12.6	Insurance

The Seller shall not be liable under this Agreement in respect of any claim to the extent that the Losses in respect of which such claim is made are covered by a policy of insurance, in which event Clauses 12.9.2 and 12.9.3 shall apply.

12.7	Net financial benefit

Any Losses which the Purchaser may be entitled to claim hereunder shall be calculated on an after-Tax basis provided that the Tax benefit has been realized, meaning that such Losses shall be reduced by (i) any Tax refund actually received by the relevant Group Entity; (ii) any reduction of Tax actually owing by the relevant Group Entity; or (iii) in case of additional depreciations or amortisations for Tax purposes, the net present value of future Tax refunds or reductions of Tax as a result of such additional depreciations or amortisations and calculated at the Interest Rate; to the extent that the Tax refund or reduction of Tax is directly connected with the facts as a result of which the Losses have been incurred.

12.8	Mitigation of Losses

The Purchaser shall procure that all reasonable steps are taken and all reasonable assistance is given to avoid or mitigate any Losses which in the absence of mitigation might give rise to a liability in respect of any claim under this Agreement.

12.9	Purchaser’s right to recover

12.9.1	Recovery for direct and actual Losses. The Seller shall not be liable in respect of:

(a)	any loss of profit, loss of goodwill or any (other) indirect or consequential losses; and

(b)	any Losses relating to any actual liability unless and until such actual liability is due and payable, or any Losses relating to any liability which is contingent unless and until such contingent liability becomes an actual liability and is due and payable, provided that this Clause 12.9.1(b) shall not operate to exclude liability in relation to a claim made in respect of an actual or contingent liability within the relevant time limit specified in Clause 12.1 and specifying the matters set out in Clause 13.1.

12.9.2	Prior to recovery from the Seller. If, before the Seller pays an amount in discharge of any claim under this Agreement, the Purchaser, a Group Entity or any other member of the Purchaser’s Group recovers or is entitled to recover (whether by payment, discount, credit, relief, insurance or otherwise) from a third party a sum which indemnifies or compensates the Purchaser, the Group Entities or any other member of the Purchaser’s Group (in whole or in part) in respect of the Loss which is the subject matter of the claim, the Purchaser shall either:

(a)	before steps are taken to enforce a claim against the Seller (but, for the avoidance of doubt, following the required notification of the Seller under Clause 13.2), procure that all reasonable steps are taken to enforce recovery against the third party and any actual recovery (less any reasonable costs incurred in obtaining such recovery) shall reduce or satisfy, as the case may be, such claim to the extent of such recovery; or

(b)	procure that the Seller be subrogated to all rights that the Purchaser has or would otherwise have in respect of the claim against the third party, upon the Purchaser receiving payment of the Loss by the Seller.

12.9.3	Following recovery from the Seller. If the Seller has paid an amount in discharge of any claim under this Agreement and the Purchaser, a Group Entity or any other member of the Purchaser’s Group subsequently is entitled to recover or does recover (whether by payment, discount, credit, relief, insurance or otherwise) from a third party a sum which indemnifies or compensates the Purchaser, the Group Entity or any other member of the Purchaser’s Group (in whole or in part) in respect of the Loss which is the subject matter of the claim, the Purchaser shall either:

(a)	procure that all steps are taken to enforce such recovery or shall procure that the relevant Group Entity or other member of the Purchaser’s Group shall pay to the Seller as soon as practicable after receipt an amount equal to (a) any sum recovered from the third party less any costs and expenses reasonably incurred in obtaining such recovery or, if less, (b) the amount previously paid by the Seller to the Purchaser; or

(b)	procure that the Seller be subrogated to all rights that the Purchaser has or would otherwise have in respect of the claim against the third party.

12.10	Further limitations

12.10.1	In no event shall the Seller be liable more than once for the same matter under different Seller’s Warranties or under Seller’s Warranties and an indemnity.

12.10.2	The Seller shall not be liable for an amount higher than the actual damages and any liability shall not take into consideration any valuation principle (including any multiplier) applied by the Purchaser in calculating the Initial Purchase Price.

13	CLAIMS

13.1	Notification of potential claims

If key managers, officers or directors of the Purchaser or of a Group Entity become aware of any matter or circumstance that may give rise to a claim against the Seller under this Agreement, the Purchaser shall, as soon as reasonably practicable, and in any event within thirty (30) Business Days, give a notice in writing to the Seller setting out such information as is available to the Purchaser or the Group as is reasonably necessary to enable the Seller to assess the merits of the claim, to act to preserve evidence and to make such provision as the Seller may consider necessary, provided that failure to give such notification within the aforesaid thirty (30) Business

Days shall not affect the Purchaser’s right to make the claim except to the extent the Seller shall have been or will be actually prejudiced as a result of such failure.

13.2	Notification of claims under this Agreement

Notices of claims under this Agreement shall be given by the Purchaser to the Seller within the time limit specified in Clause 12.1, specifying full information of the legal and factual basis of the claim and the evidence on which the Purchaser relies and, if practicable, an estimate of the amount of Losses which are, or are to be, the subject of the claim (including any Losses which are contingent on the occurrence of any future event).

13.3	Commencement of proceedings

Any claim notified pursuant to Clause 13.2 shall (if it has not been previously satisfied, settled or withdrawn) be deemed to be withdrawn six (6) months after the notice is given pursuant to Clause 13.2, and any claim notified pursuant to Clause 13.2 (contingent liability) shall (if it has not been previously satisfied, settled or withdrawn) be deemed to be withdrawn six (6) months after such contingent liability becomes an actual liability and is due and payable, unless legal proceeding which may include arbitration as set forth in Clause 18.2, in respect of it (i) have been commenced by being both issued and served and (ii) are being and continue to be pursued with reasonable diligence.

13.4	Investigation by the Seller

In connection with any matter or circumstance notified by the Purchaser pursuant to Clause 13.1 or 13.2:

13.4.1	the Purchaser shall allow, and shall procure that each Group Entity and the other relevant members of the Purchaser’s Group allow, the Seller and its Representatives to investigate the matter or circumstance alleged to give rise to such claim and whether and to what extent any amount is payable in respect of such claim; and

13.4.2	the Purchaser shall disclose to the Seller all information of which the Purchaser or any other member of the Purchaser’s Group is aware which relates to the claim, and shall procure that all relevant members of the Purchaser’s Group give, subject to their being paid reasonable costs and expenses, all such information and assistance, including access to premises and personnel, and the right to examine and copy or photograph any assets, accounts, documents and records, in each case as the Seller or its Representatives may reasonably request.

13.5	Procedure for third party claims

If the claim notified pursuant to Clause 13.1 and 13.2 is a result of or connected with a claim by or liability to a third party, then:

13.5.1	no admissions in relation to such third party claim shall be made by or on behalf of the Purchaser or any other member of the Purchaser’s Group and the claim shall not be compromised, disposed of or settled without the express prior written consent of the Seller;

13.5.2	the Seller shall be entitled at its own expense and in its absolute discretion, upon approval by the Purchaser which shall not be unreasonably withheld to take such action as it shall deem necessary to avoid, dispute, deny, defend, resist, appeal, compromise or contest such claim or liability (including making counterclaims or other claims against third parties) in the name of and on behalf of the Purchaser or other member of the Purchaser’s Group concerned and to have the conduct of any related proceedings, negotiations or appeals; and

13.5.3	where the Seller has received approval pursuant to Clause 13.5.2:

(a)	the Purchaser shall, and shall procure that the other members of the Purchaser’s Group shall give, subject to their being paid all reasonable costs and expenses, all such information and assistance including access to premises and personnel, and the right to examine and copy or photograph any assets, accounts, documents and records, as the Seller may reasonably request for the purpose referred to in Clause 13.5.2, including instructing such professional or legal advisers as the Seller may nominate to act on behalf of the Purchaser or other member of the Purchaser’s Group concerned but in accordance with the Seller’s instructions; and

(b)	the Seller shall keep the Purchaser informed of all relevant matters relating to the claim and shall promptly forward or procure to be forwarded to the Purchaser copies of all correspondence and other written communications relating to the claim.

14	PARENT GUARANTEE

14.1	Guarantee

Each of the Purchaser Parent and the Seller Parent hereby:

14.1.1

as a separate and independent obligation, unconditionally and irrevocably guarantees to the Seller respectively the Purchaser and the Austrian Purchaser, and shall be jointly and severally liable, as an absolute guarantor (Abstrakte Garantie) to the Seller respectively the Purchaser and the Austrian Purchaser for the due and punctual performance and observance by the Purchaser and the Austrian Purchaser and the Purchasers’ assigns respectively the Seller and the Seller’s assigns of all their obligations, commitments, undertakings, warranties and indemnities under or pursuant to this Agreement and under or pursuant to the Austrian Demerger Deed, (whereby it is hereby explicitly recorded that in respect of the indemnities contained in the Austrian Demerger Deed the limitations provided under Clause 12 shall not apply) (the “Guaranteed Obligations”); and

14.1.2	agrees to indemnify, defend and hold harmless the Seller respectively the Purchaser and, as an irrevocable third party stipulation (derdenbeding), all other members of the Seller’s Group respectively the Purchaser’s Group against all Losses which any of same may suffer through or arising from any breach by the Purchaser and/or the Purchaser’s assigns respectively the Seller and the Seller’s assigns, of the Guaranteed Obligations.

14.2	Default; enforcement; non-waiver

14.2.1	If and whenever a default occurs for any reason whatsoever in the performance of any of the Guaranteed Obligations, the Purchaser Parent or the Seller Parent, as the case may be, shall forthwith upon demand unconditionally perform (or procure performance of) and satisfy (or procure the satisfaction of) the Guaranteed Obligations in regard to which such default has been made in the manner prescribed by this Agreement and so that the same benefits shall be conferred on the Seller respectively the Purchaser as it would have received if the Guaranteed Obligations had been duly performed and satisfied by the Purchaser respectively the Seller.

14.2.2	As a separate and independent obligation each of the Purchaser Parent and the Seller Parent agrees that any of the Guaranteed Obligations (including any moneys payable) which may not be enforceable against or recoverable from the Purchaser respectively the Seller by reason of any legal limitation, disability or incapacity on or of any of the same or any other fact or circumstances (other than any limitation imposed by this Agreement) shall nevertheless be enforceable against and recoverable from the Purchaser Parent respectively the Seller Parent as though the same had been incurred by the Purchaser Parent respectively the Seller Parent and the Purchaser Parent respectively the Seller Parent were the sole or principal obligor in respect thereof and shall be performed or paid by the Purchaser Parent respectively the Seller Parent on demand.

14.2.3	The liability of each of the Purchaser Parent and the Seller Parent under this Clause 14 shall not be released or diminished by any variation of the Guaranteed Obligations or any forbearance, neglect or delay in seeking performance of the Guaranteed Obligations or any granting of time for such performance.

15	RESTRICTIONS

15.1	Restrictions on Seller

15.1.1	The Seller and the Seller Parent undertake with the Purchaser to procure that no member of the Seller’s Group shall, during the Restricted Period:

(a)	undertake any Restricted Activity; or

(b)	without the prior written consent of the Purchaser, induce or seek to induce any Employee to become employed whether as employee, consultant or otherwise by any member of the Seller’s Group, whether or not such Employee would thereby commit a breach of his or her contract of service, provided that the placing of an advertisement of a post available to a member of the public generally and the recruitment of a person through an employment agency shall not constitute a breach of this Clause 15.1.1(b), provided that no member of the Seller’s Group instructs or encourages such agency to approach any Employee.

15.1.2	The restrictions in Clause 15.1.1 shall not operate to prohibit any member of the Seller’s Group from:

(a)	undertaking a Restricted Activity after such time as the Purchaser’s Group ceases to directly carry on a Restricted Activity;

(b)	fulfilling any obligation pursuant to this Agreement and any agreement entered into pursuant to this Agreement;

(c)	acquiring the whole or part of any business if the turnover attributed to Restricted Activities of such business does not (i) represent more than twenty percent (20%) of the aggregate annual turnover thereof and (ii) does not exceed USD 50 million; and

(d)	without detracting from Clause 15.1.2(c), holding an interest in a business which is engaged in a Restricted Activity in respect of which the Seller’s Group does not have a majority shareholding or other controlling interest, or the right to nominate the majority of directors or representatives of similar standing to the board of directors or a governing body of similar standing, provided that if such business is listed on any recognised stock exchange, a controlling interest shall be deemed to exist if the interest held amounts to fifteen percent (15%) or more of the outstanding issued share capital of a company.

15.2	Restriction on Purchaser

The Purchaser undertakes with the Seller to procure that no member of the Purchaser’s Group shall, during the Restricted Period, without the prior written consent of the Seller actively induce or directly seek to induce any person employed in the Seller’s Group other than the Employees to become employed by any member of the Purchaser’s Group, provided that the placing of an advertisement of a post available to a member of the public generally and the recruitment of a person through an employment agency shall not constitute a breach of this Clause 15.2, provided further that no member of the Purchaser’s Group instructs or encourages such agency to approach any such person.

16	ANNOUNCEMENTS AND CONFIDENTIALITY

16.1	Announcements

No announcement or circular in connection with the existence or the subject matter of this Agreement shall be made or issued by or on behalf of any member of the Seller’s Group or the Purchaser’s Group without the prior written approval of the Seller and the Purchaser. This shall not affect any announcement or circular required by Law or, if applicable, the rules of any recognised stock exchange on which the shares of any member of either the Seller’s Group or the Purchaser Parent’s Group are listed, provided that the Party or the Purchaser Parent that has, or whose group member has, an obligation to make an announcement or issue a circular, shall consult with the other Party or the Purchaser Parent insofar as is reasonably practicable before compliance with such an obligation.

16.2	Confidentiality

16.2.1	The Parties acknowledge that the Confidentiality Agreement shall cease to have any force or effect from the Closing Date.

16.2.2	Subject to Clause 16.1 and Clause 16.2.3, each of the Parties shall treat as strictly confidential and not disclose or use any information contained in or received or obtained as a result of entering into this Agreement (or any agreement entered into pursuant to this Agreement) which relates to:

(a)	the provisions of this Agreement or any agreement entered into pursuant to this Agreement;

(b)	the negotiations relating to this Agreement (or any such other agreement); or

(c)	a Party to this Agreement or the business activities carried on by it or any member of its group.

16.2.3	Clause 16.2.2 shall not prohibit disclosure or use of any information if and to the extent:

(a)	the disclosure or use is required by Law or, if applicable, the rules of any recognised stock exchange on which the shares of any Party (or a member of the Seller’s Group or the Purchaser’s Group or the Purchaser Parent) are listed;
(b)	the disclosure or use is required to vest the full benefit of this Agreement in any Party;

(c)	the disclosure or use is required for the purpose of any legal proceedings arising out of this Agreement or any other agreement entered into under or pursuant to this Agreement or the disclosure is made to a Tax Authority in connection with the Tax affairs of the disclosing Party;

(d)	the disclosure is made to professional advisors of any Party on terms that such professional advisors undertake to comply with the provisions of Clause 16.2.2 in respect of such information as if they were a party to this Agreement;

(e)	the information is or becomes publicly available other than by breach of the Confidentiality Agreement or of this Agreement;

(f)	the other Party has given prior written approval to the disclosure or use; or

(g)	the information is independently developed after Closing,

provided that prior to disclosure or use of any information pursuant to Clause 16.2.3(a), the Party concerned promptly notifies the other Party of such requirement with a view to providing the other Party with the opportunity to contest such disclosure or use or otherwise to agree the timing and content of such disclosure or use.

17	OTHER PROVISIONS

17.1	Further assurances

Each of the Parties shall from time to time execute such documents and perform such acts and things as any Party may reasonably require to transfer the Shares to the Purchaser and to give any Party the full benefit of this Agreement.

17.2	Entire agreement

17.2.1	This Agreement and its ancillary agreements contain the entire agreement between the parties to this Agreement relating to the subject matter of this Agreement, to the exclusion of any terms implied by Law which may be excluded by contract, and supersedes any previous written or oral agreement between the parties to this Agreement in relation to the matters dealt with in this Agreement (including, for the avoidance of doubt, the LOI which is hereby terminated).

17.2.2	The Purchaser acknowledges that it has not been induced to enter into this Agreement by any representation, warranty or undertaking not expressly set out in this Agreement.

17.3	No assignment

Except as otherwise expressly provided in this Agreement, no party to this Agreement may, unless with the prior written consent of the Parties, assign, grant any security interest over or otherwise transfer, in whole or in part, any of its rights and obligations under this Agreement.

17.4	Waiver

No waiver of any provision of this Agreement shall be effective unless such waiver is in writing and signed by or on behalf of the party entitled to make such waiver.

17.5	Amendment

No amendment of this Agreement shall be effective unless such amendment is in writing and signed by or on behalf of each of the Parties.

17.6	Third-party rights

Save as expressly otherwise stated, this Agreement does not contain any stipulation in favour of a third party (derdenbeding).

17.7	Rescission

Without prejudice to Clauses 4.3.1 and 6.4.2(a), the Parties waive their respective rights to rescind or cancel this Agreement on the basis of Sections 6:265 or 6:228 of the Netherlands Civil Code.

17.8	Method of payment

17.8.1	Any payments shall be effected by crediting for same day value the account specified by the Seller or the Purchaser, as the case may be, on behalf of the Party entitled to the payment (reasonably in advance and in sufficient detail to enable payment by telegraphic or other electronic means to be effected) on or before the due date for payment.

17.8.2	Payment of any amount in accordance with this Agreement shall be a good discharge to the payor (and those on whose behalf such payment is made) of its obligation to make such payment and the payor (and those on whose behalf such payment is made) shall not be obliged to see to the application of the payment as between those on whose behalf the payment is received.

17.9	No withholding

17.9.1	All sums payable under this Agreement shall be paid free and clear of all deductions or withholdings for or on account of Tax whatsoever save only as may be required by law. If any such deductions or withholdings are required to be made by the Party making the payment pursuant to applicable law, such Party shall be obliged to pay to the other Party such sum as will after such deduction or withholding has been made leave the other Party with the same amount as it would have been entitled to receive in the absence of any such requirement to make such deduction or withholding.

17.9.2

Notwithstanding the foregoing, this Clause 17.9 shall not apply to any Taxes imposed by China on the transfer of the Chinese Shares (including with respect to any adjustment of the Purchase Price allocable to the Chinese Shares under Clause 8). In the case of the transfer of the Chinese Shares under this Agreement, Seller shall timely pay all of the Taxes due with respect to such transfer in accordance with applicable Law and shall provide proper evidence of payment of such Taxes to Purchaser in a timely manner.

17.10	Invalidity

If any provision in this Agreement shall be held to be illegal, invalid or unenforceable, in whole or in part, under any Law, such provision or part shall to that extent be deemed not to form part of this Agreement but the legality, validity and enforceability of the remainder of this Agreement shall not be affected. To the extent permitted by Law, such provision shall be deemed substituted by provisions (i) that are valid, legal and enforceable and (ii) the operation and effect of which are as similar as possible to the provisions they substitute for.

17.11	Costs

Unless this Agreement provides otherwise, all costs which a party has incurred or must incur in preparing, concluding or performing this Agreement are for its own account. All stamp, transfer, registration, sales and other similar Taxes, duties, fees, imposts, levies and charges and all notarial fees payable in connection with the sale, assignment, transfer or purchase of the Shares under this Agreement shall be paid by the Purchaser, except for stamp duty arising in respect of the transfer of the Chinese Shares, which shall be shared equally between the Parties and except for stamp duty arising out of or triggered in respect of agreements to which the Purchaser is not a party.

17.12	Interest

If any Party defaults in the payment when due of any amount payable under this Agreement, then the liability of that Party shall be increased to include interest on such amount from the date when such payment is due under this Agreement until the date of actual payment (both days inclusive) at the Interest Rate.

17.13	Notices

17.13.1	Notices and other statements in connection with this Agreement and any other agreement that is connected with this Agreement (unless the parties expressly agree otherwise) shall be (i) written in the English language, (ii) delivered by hand, email, facsimile or courier to the recipient’s address as set forth below or to such other address as a Party may notify to the other Parties from time to time and (iii) shall be given:

if to the Seller, to:

Name:	NXP B.V.

Address:	High Tech Campus 60

5656 AG Eindhoven

Country:	The Netherlands

Fax:	+31 40 272 9658

Attention:	General Counsel

if to the Seller Parent, to:

Name:	NXP Semiconductors N.V.

Address:	High Tech Campus 60

5656 AG Eindhoven

Country:	The Netherlands

Fax:	+31 40 272 9658

Attention:	General Counsel

with a copy to:

Name:	De Brauw Blackstone Westbroek

Address:	Claude Debussylaan 80

1082 MD Amsterdam

Country:	The Netherlands

Fax:	+32 20 577 1775

Email:	arne.grimme@debrauw.com

Attention:	Arne Grimme

and

if to the Purchaser to:

Name:	Knowles Electronics, LLC

Address:	1151 Maplewood Drive, Illinois, USA 60143

Country:	USA

Fax:	630-250-0575

Email:	jeff.niew@knowles.com

Attention:	Jeffrey Niew

if to the Purchaser Parent to:

Name:	Dover Corporation

Address:	3005 Highland Parkway, Suite 200, Downers Grove Illinois, USA 60515

Country:	USA

Fax:	630-743-26575

Email:	IMC@dovercorp.com

Attention:	Ivonne Cabrera and Peter Marshall

17.13.2	The Purchaser and the Purchaser Parent for service of process in connection with this Agreement choose domicile at the following address, or such other person or address in the Netherlands as the Purchaser and the Purchaser Parent, acting jointly, may notify to the Seller from time to time:

Name:	Baker & McKenzie

Address:	Claude Debussylaan 54, 1082 MD Amsterdam

Country:	The Netherlands

Fax:	+ 31 20 626 7949

Email:	mike.jansen@bakermckenzie.com[•]

Attention:	Mike Jansen

17.13.3	A notice shall be effective upon receipt and shall be deemed to have been received:

(a)	at the time of delivery, if delivered by hand, or courier;

(b)	at the time of transmission in legible form, if delivered by fax or email.

18	GOVERNING LAW AND SUBMISSION TO JURISDICTION

18.1	Governing law

This Agreement and the documents to be entered into pursuant to it, save as expressly otherwise provided therein, shall be governed by and construed in accordance with the Laws of the Netherlands.

18.2	Forum

Except for any dispute relating to the determination of the Statements, which shall be resolved in accordance with the dispute resolution method as set forth in Clause 7.2 and Schedule 11, the Seller, the Seller Parent, the Purchaser and the Purchaser Parent irrevocably agree that all disputes which may arise out of or in connection with this Agreement and the documents to be entered into pursuant to it, including disputes concerning the existence and validity thereof, shall be finally and exclusively settled by arbitration in accordance with the Rules of Arbitration of the International Chamber of Commerce (“ICC”). The tribunal shall be composed of three arbitrators. The place of arbitration shall be Paris. The proceedings shall be conducted in the English language in accordance with the rules of law (regelen des rechts). The right, if any, to discovery is excluded. The ICC shall not be permitted to have the award published. The parties undertake to keep confidential all awards in their arbitration, together with all materials in the proceedings created for the purpose of the arbitration and all other documents produced by another party in the proceedings not otherwise in the public domain, save and to the extent that disclosure may be required of a party by legal duty, to protect or pursue a legal right or to enforce or challenge an award in bona fide legal proceedings before a state court or other judicial authority.

AGREED AND SIGNED ON 22 DECEMBER BY:

NXP B.V., as the Seller

/s/ Edward R. Arnstein		/s/ Mark A. Hamersma
By:	Edward R. Arnstein	By:	Mark A. Hamersma
Title:	Senior Vice President	Title:	Proxy holder
Date:	22/12/10	Date:	December 22, 2010

NXP Semiconductors N.V., as the Seller Parent

/s/ Edward R. Arnstein		/s/ Mark A. Hamersma
By:	Edward R. Arnstein	By:	Mark A. Hamersma
Title:	Senior Vice President	Title:	Proxy holder
Date:	22/12/10	Date:	December 22, 2010

Knowles Electronics, LLC, as the Purchaser

/s/ Peter Marshall
By:	Peter Marshall
Title:	Proxy Holder
Date:	12/22/10

Eff Acht Beteiligungsverwaltung GmbH, as the Austrian Purchaser

/s/ Peter Marshall
By:	Peter Marshall
Title:	Proxy Holder
Date:	12/22/10

Dover Corporation, as the Purchaser Parent

/s/ Peter Marshall
By:	Peter Marshall
Title:	Proxy Holder
Date;	12/22/10

Schedule 1 DEFINITIONS

“A-Patents” has the meaning set forth in paragraph 13.1 of Schedule 16.

“Accounting Principles” means the NXP accounting principles in accordance with US Generally Accepted Accounting Principles or US GAAP.

“Accounts” means the agreed form for the unaudited balance sheet and profit and loss accounts in respect of the Business as of December 31, 2009 and per the Accounts Date and for the year and for the nine months then ended, respectively, with amounts derived from the general ledgers, using the Accounting Principles, and as provided to the Seller in the format of FS-items for the purpose of incorporating these in the Seller’s consolidated balance sheet, but adjusted, in respect of NXP Austria, to reflect solely the assets and liabilities related to the Business. A copy of these Accounts is attached as Schedule 27.

“Accounts Date” means the last Sunday of the NXP financial book month of the period of the reported Accounts, being 3 October 2010.

“Agreement” means this agreement between the Seller, the Purchaser, the Austrian Purchaser, the Seller Parent and the Purchaser Parent, including the schedules hereto (which, for the avoidance of doubt, includes the Ancillary Agreements).

“Ancillary Agreements” means the Intellectual Property Transfer and License Agreement and the Transitional Services Agreement, and “Ancillary Agreement” means any one of them.

“Assumed Long Term Benefits Liability” has the meaning set forth in Schedule 15.

“Anti-Trust Approval” means the anti-trust, merger control or similar approvals, consents and clearances required under Chinese Law for completion of the Transaction.

“Audit” has the meaning set forth in Paragraph 8.2.1 of Schedule 20.

“Austrian Carveout” has the meaning set forth in recital (H).

“Austrian Demerger Deed” means the demerger deed in respect of the Austrian Carveout in substantially the same form as attached in Part 1 of Schedule 3.

“Austrian Initial Purchase Price” means the portion of the Initial Purchase Price attributable to the Austrian Shares in accordance with Schedule 7.

“Austrian Local Sale and Purchase Agreement” means the agreement (in the form of a notarial deed) in substantially the same form as attached to Schedule 5 and entered into between the Parties on or around the date of this Agreement.

“Austrian Purchaser” has the meaning set forth in the introduction of this Agreement.

“Austrian Shares” means the entire issued share capital of NXP Austria.

“B-Patents” has the meaning set forth in paragraph 13.1 of Schedule 16.

“Business” has the meaning set forth in recital (B).

“Business Day” means a calendar day, other than a Saturday or a Sunday, on which commercial banks in Amsterdam, the Netherlands, and Chicago, Illinois USA are generally open for business.

“Business Plan” the business plan in relation to the Business contained in the Virtual Data Room.

“China Equity Transfer Agreement” means the agreement in substantially the same form as attached to Schedule 6 and entered into between the Parties on the date specified in Clause 5.6 of this Agreement.

“China Transfer Approval” has the meaning set forth in Clause 5.7.

“China Transfer Registration” has the meaning set forth in Clause 9.1.1.

“China Transfer Registration Certificate” means the certificate to be signed by both Parties in accordance with Clause 9.1.4 substantially in the form set forth in 0 (Part 2).

“Chinese Initial Purchase Price” means the portion of the Initial Purchase Price attributable to the Chinese Shares in accordance with Schedule 7.

“Chinese Residual Registrations” has the meaning set forth in Clause 9.1.2.

“Chinese Shares” means 100% of the issued shares of NXP China.

“Closing” means the performance of the actions set forth in Clause 6.3.

“Closing Actions” means the closing actions set forth in Schedule 4.

“Closing Certificate” means the certificate to be signed by both Parties in accordance with Clause 6.3 substantially in the form set forth in Schedule 26 (Part 1).

“Closing Conditions” has the meaning set forth in Clause 4.1 and “Closing Condition” means any one of them.

”Closing Date” means the date on which the Closing takes place, which in no event shall be more than 5 calendar days after the Effective Time.

“Commercial Agreement” means the commercial agreement agreed and to be entered into between the Purchaser, the Group and the Seller between Signing and Closing on the basis of the binding term sheet, attached hereto as Schedule 21 (Part 3), in relation to the MMDS for group MEMS microphone components.

“Competition Authority” means the Anti Monopoly Bureau of the Ministry of Commerce of the People’s Republic of China.

“Competition Condition” has the meaning set forth in Clause 4.2.2(a).

“Confidentiality Agreement” means the confidentiality agreement dated 1 October 2008 between the Seller and the Purchaser in relation to information concerning the Business.

“Consistently Applied” means the consistent application of the Accounting Principles, to be measured on the basis of the application of the Accounting Principles by the Seller’s Group in its financial statements for the period ended on the Accounts Date.

“DBBW Account” means the third party bank account (“advocatuurlijke derdengeldrekening”) of De Brauw Blackstone Westbroek N.V., account no. 24.34.76.795 from ABN AMRO Bank (Blaak 555, 3011 GB ROTTERDAM), BIC Code FTSBNL2RXXX, IBAN Code NL41 FTSB 0243 4767 95 in the name of “Stg Beheer Derdengelden De Brauw Blackstone Westbroek”.

“De Brauw” means De Brauw Blackstone Westbroek N.V.

“Disclosure Letter” means the document (together with its attachments) disclosing information constituting exceptions to the Seller’s Warranties, annexed to this Agreement as Schedule 17.

“Domain Names” has the meaning set forth in Paragraph 13.1 of Schedule 16.

“Due Diligence Information” means the information contained in the Virtual Data Room as at 23:59 CET on 9 December 2010 (excluding, for the avoidance of doubt, the IPO-prospectus) which information is electronically stored on the DVDs delivered by the Seller to the Purchaser on the Signing Date.

“Effective Time” means the end of the day CET on the last day of the monthly reporting period of the Seller’s Group immediately preceding the Closing Date.

“Employees” means all those persons who are at the Effective Time employed by:

(a)	NXP China or who are, immediately after the Registration Date, employed by NXP Austria; or

(b)	a member of the Seller’s Group (other than the Group Entities) and working primarily or exclusively in the Business and whose details (formal employer, name and country of location) are set forth in Part 2 of Schedule 14.

and “Employee” means any one of them.

“Encumbrance” means any charge, mortgage, lien, option, equity, power of sale, pledge, usufruct, retention of title, right of preemption, right of first refusal or other similar third party rights or security interest of any kind or an agreement to create any of the foregoing.

“Environment”, “Environmental Authority”, Environmental Law”, “Environmental Permit” and “Event” have the meanings set forth in Paragraph 9.1.

“Global Release Letter” means the global release letter issued by the global collateral agent under the NXP Financing

Arrangements, pursuant to which the lenders or secured parties under the NXP Financing Arrangements release the assets of the Group from liens and shall cease to have any rights under any security established over the assets of the Group pursuant to the NXP Financing Arrangements.

“Governmental Authority” means any government or any agency, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether supranational, federal, state or local, domestic or foreign.

“Group” means NXP China and NXP Austria, taken as a whole.

“Group Entities” means NXP China and NXP Austria, and “Group Entity” means anyone of them or the relevant one of them, as the context requires.

“Group Material Adverse Effect” means any fact, circumstance or change that has or is reasonably likely to have a material adverse effect on the Business taken as a whole; provided, however, that facts, circumstances or changes or effects resulting from, relating to or arising out of the following shall not be taken into account when determining whether a Group Material Adverse Effect has occurred or is reasonably likely to occur: (i) general market or economic conditions; (ii) general market or economic conditions in the industries in which the Group conducts the Business; (iii) currency exchange rate fluctuations; (iv) political conditions (including changes arising out of acts of terrorism, sabotage, armed hostilities or war), weather conditions or other force majeure events; (v) changes in Law or changes in the accounting principles pursuant to which the Group is required to change its prior accounting policies or practices; and (vi) any loss of, or adverse change in the relationship with, Employees, customers or suppliers of the Business proximately caused by the pendency or announcement of the Transaction or any other transactions or actions contemplated by this Agreement.

“GSA Agreements” means (a) the General Services Agreement dated 29 September 2006 between the Seller as service provider and NXP China as service recipient and (b) the General Services Agreement dated 29 September 2006 between the Seller as service provider and NXP Austria as service recipient.

“Guarantee” means any guarantee, indemnity, surety, letter of comfort, letter of credit or other assurance, security or right of set-off given or undertaken by a Person to secure or support the obligations (actual or contingent) of any other Person, whether given directly or by way of counter-indemnity, excluding Guarantees provided under the NXP Financing Arrangements.

“Guaranteed Obligations” has the meaning set forth in Clause 14.1.1.

“Hazardous Substances” has the meaning set forth in Paragraph 9.1.

“ICC” has the meaning set forth in Clause 18.2.

“Initial Purchase Price” means USD 855,000,000 (eight hundred and fifty five million United States dollars).

“Intellectual Property Transfer and License Agreement” means the intellectual property transfer and license agreement to be entered into by the Seller and the Group Entities in agreed form attached hereto as Schedule 12.

“Interest Rate” means 3 month EURIBOR plus 300 basis points.

“Intra-Group Payables” means, in relation to each Group Entity, all amounts owed at any time prior to the Effective Time by that Group Entity to a member of the Seller’s Group (other than the Group Entities) in respect of (a) loans and other indebtedness, in each case including accrued interest calculated consistent with past practice, and (b) trading payables.

“Intra-Group Receivables” means, in relation to each Group Entity, all amounts owed at any time prior to the Effective Time by a member of the Seller’s Group (other than the Group Entities) to that Group Entity in respect of (a) loans and other indebtedness, in each case including accrued interest calculated consistent with past practice, and (b) trading receivables.

“Know-How” has the meaning set forth in paragraph 13.1 of Schedule 16.

“Law” means any applicable statute, law, ordinance, decree, judgment, order, rule or regulation of any Governmental Authority.

“Liabilities” means all liabilities, duties and obligations of every description, whether deriving from contract, common law, statute, court order or stipulation, or otherwise, whether present or future, actual or contingent, known or unknown, ascertained or unascertained or disputed and whether owed or incurred severally or jointly or as principal or surety, and “Liability” means any one of them or the relevant one of them, as the context requires.

“LOI” has the meaning set forth in recital (E).

“Losses” means all damage, losses, liabilities, costs, charges, expenses, claims and demands.

“Net Cash” means, in relation to each Group Entity, the net cash position (cash plus cash equivalents, cash in transit and current investments available within three (3) months minus outstanding cheques in transit minus third party indebtedness items), of the Group Entity as at the Effective Time in accordance with the Accounting Principles Consistently Applied and included in the line items set forth in Schedule 10, as finally agreed between the Parties or determined in accordance with Clause 7.2 and Schedule 11, excluding any item to be included in calculating the Working Capital.

“Net Cash Statement” has the meaning set forth in Clause 7.1.2.

“Non-Sonar Business” has the meaning set forth in Recital (H).

“Notice of Disagreement” has the meaning set forth in Clause 7.2.1(a).

“NXP Austria” means the private limited company, NXP Semiconductors Austria GmbH, incorporated under the laws of Austria, further details of which are set forth in Schedule 2.

“NXP China” has the meaning set forth in recital (A), further details of which are set forth in Schedule 2.

“NXP Financing Arrangements” means financing arrangements entered into by NXP Semiconductors N.V., NXP B.V. and NXP Funding LLC as borrowers, namely the so-called Secured Revolving Credit Facility, Forward Start Revolving Credit Facility, Super Priority Notes, Secured Notes, Unsecured Notes and the Collateral Agency Agreement.

“Ordinary Course of Business” means the conduct of the Sound Solutions business in accordance with normal day-to-day customs, practices and procedures and consistent with past practice, including, but not limited to, the Business Plan.

“Overprovision” has the meaning set forth in Paragraph 4 of Schedule 20.

“Parties” means the Seller and the Purchaser collectively, and “Party” means any one of them, as the case may be.

“Patents” has the meaning set forth in paragraph 13.1 of Schedule 16.

“Permitted Encumbrances” means:

(a)	security interests arising under sales contracts with title retention provisions and equipment leases with third parties involving expenditure of less than USD 100,000 (one hundred thousand United States dollars) per year and entered into in the Ordinary Course of Business;

(b)	security interests for Taxes and other governmental charges which are not due and payable or which may be paid without penalty; and

(c)	any other security interests arising by operation of Law.

“Person” means an individual, a company or corporation, a partnership, a limited liability company, a trust or other entity, organization or unincorporated association, including a Governmental Authority.

“Properties” has the meaning set forth in Paragraph 4.1 of Schedule 16, and “Property” means any one of them or the relevant one of them, as the context requires.

“Purchase Price” has the meaning set forth in Clause 3.1.

“Purchasers” means the Purchaser and Austrian Purchaser, whereas in case the Purchaser and the Austrian Purchaser enter into any obligation jointly, they shall be jointly liable, and to the extent only the Austrian Purchaser enters into an obligation under this Agreement, the Purchaser shall guarantee the fulfillment of the Austrian Purchaser’s obligation in the meaning, that such guarantee shall be a separate undertaking independent from the Purchaser’s obligation (abstrakte Garantie).

“Purchaser Parent” has the meaning set forth in the introduction of this Agreement.

“Purchaser Parent’s Group” means Dover Corporation and its respective Subsidiaries from time to time, including, as of the Closing Date, the Group Entities.

“Purchaser’s Group” means Knowles Electronics, LLC and its respective Subsidiaries from time to time, including, as of the Closing Date, the Group Entities.

“Purchaser’s Warranties” means the representations and warranties set forth in Schedule 18.

“Reference Working Capital” means USD 45,711,000 (forty five million seven hundred and eleven thousand United States Dollars)

”Registration Date” means the date on which the Austrian Carveout is registered.

“Relevant Employees” has the meaning set forth in Schedule 14.

“Relevant IP-Rights” has the meaning set forth in Recital (G)

“Relevant Period” has the meaning set forth in Paragraph 9.1.

“Relief” has the meaning set forth in Paragraph 1 of Schedule 20.

“Reporting Accountant” means Deloitte or, if that firm is unable or unwilling to act in any matter referred to them under this Agreement, a firm of accountants to be agreed by the Seller and the Purchaser within five (5) Business Days of a notice by the Seller to the Purchaser, or vice versa, requiring such agreement or, failing such agreement, to be nominated on the application of the Seller or the Purchaser by or on behalf of the chairman of the Royal Netherlands Institute of Chartered Accountants.

“Representative” means any officer, employee, legal advisor, financial advisor, accountant or other agent, of the Party concerned.

“Restricted Activity” means the Business as carried on at Signing by the Group Entities.

“Restricted Period” means three (3) years commencing on the Closing Date, or such shorter period of time recognised by Law as being binding on the Seller, and the other members of the Seller’s Group.

“Retained Intra-Group Agreements” means those agreements listed in Schedule 8.

“Retirement Benefit Arrangements” has the meaning set forth in Schedule 15.

“Seller” has the meaning set forth in the introduction of this Agreement.

“Seller Parent” has the meaning set forth in the introduction of this Agreement.

“Seller’s Group” means the Seller Parent and its Subsidiaries from time to time (excluding, as of the Closing Date, the Group Entities).

“Seller’s Warranties” means the representations and warranties set forth in Schedule 16.

“Shares” means the Austrian Shares and the Chinese Shares.

“Signing” means the signing of this Agreement by the Parties.

“Signing Date” means the date on which the last Party to sign this Agreement does so.

“Software” has the meaning set forth in paragraph 13.1 of Schedule 16.

“Statements” has the meaning set forth in Clause 7.1.2.

“Subsidiary” means:

(a)	in respect of the Purchaser, any and all Persons with respect to which, now or hereafter, Knowles Electronics, LLC; or

(b)	in respect of the Seller, any and all Persons with respect to which, now or hereafter, Seller Parent,

directly or indirectly, holds more than fifty percent (50%) of the nominal value of, or more than fifty percent (50%) of the voting power at general meetings, or has the power to appoint and to dismiss a majority of the directors or otherwise to direct the activities of such Person, or any other Person qualifying as a ‘subsidiary” as referred to in Section 2:24a Netherlands Civil Code, excluding in the case of Subsidiaries of the Seller or the Seller Parent, Trident Microsystems, Inc.

“Taxation” or “Tax” means all forms of taxation whether direct or indirect and whether levied by reference to income, profits, gains, net wealth, excise, import, asset values, turnover, added value or other reference and statutory, governmental, state, provincial, local governmental or municipal impositions, duties, contributions, rates and levies (including without limitation social security contributions and any other payroll taxes), whenever and wherever imposed (whether imposed by way of a withholding or deduction or otherwise) and in respect of any person as well as all penalties, fines, charges and interest relating thereto.

“Tax Authority” means any taxing or other authority competent to impose any liability in respect of Taxation or responsible for the administration and/or collection of Taxation or enforcement of any law in relation to Taxation.

“Tax Liability” means any liability of any of the Group Entities to make an actual payment of (or in respect of) Tax.

“Tax Refund” has the meaning set forth in Paragraph 3 of Schedule 20.

“Tax Return” means any return, declaration, report or information return relating to Taxes, including any schedule or attachments thereto, and including any amendment thereof.

“Tax Warranties” means Seller’s Warranties in Paragraph 11 of Schedule 16.

“Transaction” means the sale, purchase, assignment and transfer of the Shares pursuant to this Agreement.

“Transitional Services Agreement” means the transitional services agreement to be entered into by the Seller and the Purchaser attached hereto in agreed form as Schedule 13.

“Virtual Data Room” means the electronic data room created for purposes of the Transaction and maintained by Imprima Group.

“Working Capital” means, in relation to each Group Entity, the working capital of the Group Entity as at the Effective Time in accordance with the Accounting Principles Consistently Applied and consisting of the line items set forth in Schedule 9, as finally agreed between the Parties or determined in accordance with Clause 7.2 and Schedule 11, excluding any item to be included in calculating the Net Cash.

“Working Capital Adjustment” means, in relation to each Group Entity, the amount by which its Working Capital is greater than its Reference Working Capital (in which case such amount shall be expressed as a positive figure) or by which its Working Capital is less than its Reference Working Capital (in which case such amount shall be expressed as a negative figure) as set out in Clause 8.1.

“Working Capital Statement” has the meaning set forth in Clause 7.1.1.

Schedule 2 THE GROUP ENTITIES

1 NXP Semiconductors Austria GmbH

Registration Number:	FN 282889 p

Registered Office:	Gutheil-Schoder-Gasse 8-12, 1100 Wien

Date and place of incorporation:	23.09.2006, Vienna

Authorised share capital:	EUR 7,500,000

Paid in share capital:	EUR 7,500,000

Shareholders:	NXP B.V. (100%)

Shares held:	1 share in a nominal value of EUR 7.500.000

Directors:	Ernst Müllner, born 10.06.1954

Dr. Volker Graeger, born 29.08.1950

Arno Campostrini, born 07.07.1964

2 NXP Semiconductors Beijing Ltd

Registration Number:	110000410153239

Registered Office:	No.20 Tongji South Road, Beijing Economic-Technological Development Area, Beijing, People’s Republic of China

Date and place of incorporation:	22 November, 2000, Beijing

Registered capital:	USD 54,452,400

Shareholders and shares held:	NXP B.V. (100%)

Directors:	Mike Yeh

Ernst Muellner

David Siu Kee Kiang

Carlo van den Akker.

EXECUTION VERSION

Schedule 3    AUSTRIAN CARVEOUT

DEMERGER PLAN

concerning the demerger of the

“semiconductors” business to a new recipient company

from

NXP Semiconductors Austria GmbH

FN 282889 p

Gutheil-Schoder-Gasse 8-12

1100 Vienna

(hereinafter referred to as “NXP Semiconductors”)

as transferring company to

NXP Austria GmbH

Gutheil-Schoder-Gasse 8-12

1100 Vienna

(hereinafter referred to as “NXP Austria”)

as recipient company as follows:

Definitions

EStG	shall mean the Federal Act on the taxation of income of individuals (Income Tax Act 1988 (nineteen eighty-eight) Federal Law Gazette 1988/400 (nineteen eighty-eight/four hundred), as amended from time to time.

Opening Balance Sheet	shall mean the opening balance sheet of NXP Austria for the year ending on 1 January 2011 (first of January two thousand and eleven), which recognizes the assets actually transferred to NXP Austria in the course of the demerger.

NewCo	shall mean NXP Austria.

NXP Austria	shall mean a company with limited liability organized under the laws of Austria with its seat in Vienna, and its business address at Gutheil-Schoder-Gasse 8-12, 1100 Vienna, which will come into existence in the course of the demerger.

NXP Semiconductors	shall mean NXP Semiconductors Austria GmbH, a company with limited liability organized under the laws of Austria with its seat in Vienna and its business address at Gutheil-Schoder-Gasse 8-12, 1100 Vienna, registered under number FN 282889 p in the commercial register of the Vienna Commercial Court.

NXV B.V.	shall mean NXP B.V., a company established under the laws of the Netherlands, with its seat in Eindhoven and its business address at High Tech Campus 60, NLD-5656AG Eindhoven, registered under number 17070622 of the companies register of Eindhoven.

Closing Balance Sheet	shall mean the closing balance sheet of NXP Semiconductors for the year ending 31 December 2010 (thirty-first of December two thousand and ten), being part of the annual accounts of NXP Semiconductors for the year ending 31 December 2010 (thirty-first of December two thousand and ten).

SpaltG	shall mean the Federal Act on the demerger of corporations (Demerger Act), Federal Law Gazette 1996/304 (nineteen ninety-six/three hundred and four), as amended from time to time.

Demerger Balance Sheet	shall mean the balance sheet of NXP Seminconductors for the year ending 1 January 2011 (first of January two thousand and eleven), which recognizes the assets retained by NXP Semiconductors after the demerger.

Semiconductors Business	shall mean the competence and research center in Gratkorn for chip-based identification technology on RFID basis for the application in connection with Tags, electronic labels, Smart

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Cards and products for the car industry.

Sound Solutions Business	shall mean the research with, the development and production of, the marketing, sale and distribution of audio transducers and audio transducer modules especially for (i) dynamic speakers/receivers and MEMS microphone applications, (ii) mobile phone headset devices and (iii) joystick sensor devices.

Transferring Company	shall mean NXP Semiconductors.

UmgrStG	shall mean the Federal Act by which tax measures in connection with the reorganization of companies are taken and which amends the 1988 (nineteen eighty-eight) Individual Income Tax Act, the 1988 (nineteen eighty-eight) Corporation Tax Act, the 1955 (nineteen fifty-five) Act on the Valuation of Companies, the Act on Structural Improvements and the Fiscal Crimes and Penalties Act (Reorganization Tax Act), Federal Law Gazette 1991/699 (nineteen ninety-one/six hundred and ninety-nine), as amended.

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Preamble

NXP Seminconductors is currently engaged in the “Sound Solutions” and “Semiconductors” businesses in Austria. NXP Semiconductors intends to separate those two businesses by way of transferring and demerging the Semiconductors Business from NXP Semiconductors as Transferring Company to NXP Austria as NewCo according to the terms and conditions of the SpaltG and the UmgrStG.

1.	Subject-matter of Agreement

NXP Semiconductors, as Transferring Company, transfers to NXP Austria, as thereby established company, the Semiconductors Business by way of a transfer of assets to a new recipient company (Abspaltung zur Neugründung) pursuant to § 1 (Section one) paragraph 2 (two) number 2 (two) and § 2 (Section two) et seq of the SpaltG, subject to the application of Article VI (six) UmgrStG.

2.	Mandatory particulars of the Agreement [§ 2 (Section two) SpaltG]

2.1	Transferring and Recipient Companies and articles of association of the companies[§ 2 (Section two) paragraph 1 (one) number 1 (one) SpaltG]

2.1.1	Transferring Company is NXP Semiconductors Austria GmbH, a company with limited liability organized under the laws of Austria with its seat in Vienna and its business address at Gutheil-Schoder-Gasse 8-12, 1100 Vienna, registered under number FN 282889 p in the commercial register of the Vienna Commercial Court. Transferring Company will survive after the consummation of the demerger.

2.1.2	Newly-established company is NXP Austria, a company with limited liability organized under the laws of Austria with its seat in Vienna and its business address at Gutheil-Schoder-Gasse 8-12, 1100 Vienna, which will come into existence in the course of the demerger.

2.1.3	The articles of association of NXP Semiconductors will not be changed on the occasion of the demerger of the Semiconductors Business; a restated version of NXP Semiconductors’ articles of association need hence not be attached to this Agreement.

2.1.4	NXP Austria’s articles of association are attached hereto as Exhibit /.2.1.4.

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2.2	Transfer agreement [§ 2 (Section two) paragraph 1 (one) number 2 (two) SpaltG]

NXP Semiconductors, as Transferring Company, declares to transfer to NXP Austria as thereby newly-established company its Semiconductors Business by way of a demerger that does not change the shareholding ratios (verhältniswahrende Abspaltung zur Neugründung) along with all related rights and obligations by way of universal succession pursuant to Section 2 et seq SpaltG and Article VI UmgrStG. That transfer is effective retroactively for purposes of tax law and the law of obligations as of the expiration of 31 December 2010 (thirty-first of December 2010).

Transferring Company will survive after the consummation of the demerger.

2.3	Allotment of shares [§ 2 (Section two) paragraph 1 (one) number 3 (three) SpaltG]

2.3.1	The share capital of NXP Semiconductors amounts to EUR 7,500,000 (Euros seven million five hundred thousand). NXP Semiconductors’ sole shareholder is NXP B.V., the latter holding a share in the nominal amount of EUR 7,500,000 that represents a participation of 100%.

2.3.2	The share capital of the NewCo NXP Austria will be EUR 1,000,000 (Euro one million) and will be fully paid up by way of transfer of the assets.

2.3.3	The demerger does not result in a change of shareholding ratios. Transferring Company’s sole shareholder will receive the entire share in NXP Austria as a result of the demerger. Transferring Company’s shareholder will hence receive 100% of the shares of NXP Austria. It is therefore not necessary to determine a share exchange ratio.

2.3.4	Cash payments or payments to third parties will not be made.

2.4	Decrease of share capital [§ 2 (Section two) paragraph 1 (one) number 4 (four) SpaltG]

2.4.1	NXP Semiconductors’ share capital in the amount of EUR 7,500,000 (Euros seven million five hundred thousand) will not be decreased on the occasion of the demerger. The provisions of Section 3 SpaltG, including but not limited to § 3 (4) SpaltG, are complied with.

2.4.2	The sum total of the share capitals (nominal capitals) of the NewCo and the Recipient Company is not lower than the Transferring Company’s share capital prior to the demerger. The Transferring Company’s share capital (nominal capital) amounts to EUR 7,500,000 (Euros seven million five hundred thousand). Transferring Company’s appropriated reserves amount to EUR 3,250,000 (Euro three million and two hundred and fifty thousand).

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2.4.3	The actual value of Transferring Company’s residual net assets is at least equal to the amount of its share capital (nominal capital) plus appropriated reserves after the consummation of the demerger. Similarly, the actual value of the NewCo’s net assets after the consummation of the demerger and hence NesCo’s registration in the commercial register is at least equal to its share capital (nominal capital).

2.4.4	Compliance with these terms will be reviewed by an auditor appointed by the registry court for the purpose of auditing the formation procedure of the NewCo and the Transferring Company’s residual net assets.

2.5	Granting of shares [§ 2 (Section two) paragraph 1 (one) number 5 (five) SpaltG]

Pursuant to Section 2.3, there will not be a change in the Transferring Company’s shareholder structure. As a result of the demerger, Transferring Company’s sole shareholder will receive the entire share in NXP Austria, which represents a fully paid up initial contribution of EUR 1,000,000 (Euro one million). Cash payments or payments to third parties will not be made (see Section 2.3.4).

2.6	Right to net profit [§ 2 (Section two) paragraph 1 (one) number 6 (six) SpaltG]

The shares in NewCo will grant a right to a share in net profits as of the day of the establishment of the company.

2.7	Demerger effective date and retroactive effect [§ 2 (Section two) paragraph 1 (one) number 7 (seven) SpaltG]

Demerger effective date within the meaning of § 2 (Section two) paragraph 1 (one) number 7 (seven) SpaltG and § 33 (Section thirty-three) paragraph 6 (six) UmgrStG shall be 31 December 2010 (thirty-first of December two thousand and ten). The demerger effective date is the same as the Transferring Company’s Closing Balance Sheet date. As between the companies involved in the demerger, namely NXP Semiconductors and NXP Austria, all acts NXP Semiconductors is taking in respect of the Semiconductors Business shall be deemed taken for the account of NewCo as of the expiration of the demerger effective date, thus as of the beginning of 1 January 2011 (first of January two thousand and eleven) for the purpose of tax law and the law of obligations. Any changes in the assets and the contractual relationships of the Semiconductors Business having occurred or occurring between the demerger effective date and the date on which the

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demerger is registered in the commercial register shall be attributable to NewCo.

2.8	Rights [§ 2 (Section two) paragraph 1 (one) number 8 (eight) SpaltG]

Rights within the meaning of § 2 (Section two) paragraph 1 (one) no 8 (eight) SpaltG will not be granted to individual shareholders and other persons and special measures will not be taken for those persons.

2.9	Special advantages [§ 2 (Section two) paragraph 1 (one) number 9 (nine) SpaltG]

Neither members of the managing boards or of the supervisory boards of any of the companies involved in the demerger nor the auditor of the closing balance sheet, demerger balance sheet or residual assets or any other auditor will be granted any special advantage. The compensation payable to the auditor of the closing balance sheet and the auditor of the opening balance sheet and residual assets is adequate and does not represent a special advantage within the meaning of § 2 (Section two) paragraph 1 (one) number 9 (nine) SpaltG.

2.10	Description and allocation of assets [§ 2 (Section two) paragraph 1 (one) number 10 (ten) SpaltG]

2.10.1	The demerger hereunder involves the transfer of the entire Semiconductors Business of NXP Semiconductors along with all rights and obligations and all contractual relationships of the Semiconductors Business and is carried out on the basis of the Closing Balance Sheet ending 31 December 2010 (Exhibit./1), the Opening Balance Sheet (Exhibit./2), and the Demerger Balance Sheet after the demerger of the Semiconductors Business (Exhibit ./3), hereinafter referred to as the “Assets”.

2.10.2	The Assets include but are not limited to:

a.	all assets and liabilities of the Semiconductors Business set forth in Exhibit ./2.10.2a;

b.	any machinery, furniture and fixtures, and other property, plant and equipment pertaining to the Semiconductors Business set forth in Exhibit .2.10.2b;

c.	all contracts, except those exclusively attributable to the Sound Solutions Business, including any amendment, modification and collateral understanding, including but not limited to any supplier, customer, management and consulting agreements, any financing and lease agreements, including but not limited to the contracts pertaining to the Semiconductors Business set forth in Exhibit ./2.10.2c;

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d.	all insurance contracts pertaining to the Semiconductors Business set forth in Exhibit./2.10.2d;

e.	all contracts of employment with employees assigned to the Semiconductors Business set forth in Exhibit 2.10.2e, including any liabilities arising from entitlements and claims of these employees from or in connection with these contracts of employment, including but not limited to liabilities arising from (i) claims with respect to pension agreements, (ii) claims with respect to post-termination payments, (iii) bonus agreements, (iv) loyalty benefits agreements, (v) payments for unconsumed annual leave and (vi) unjustified termination of employment and existing liabilities, if any, arising from bonus payments with employees, that are associated with Sound Solution Business for periods of time before 1 January 2011 (first of January two thousand and eleven) according to Exhibit 2.10.3e;

f.	all legal disputes in which the Semiconductors Business is involved either as plaintiff or defendant, arbitration proceedings and administrative and other proceedings, including but not limited to those set forth in Exhibit./2.10.2f;

g.	all patents, trademarks and other intellectual property rights, except those exclusively attributable to the Sound Solutions Business, including but not limited to those set forth in Exhibit ./2.10.2g;

h.	the real property belonging to the Semiconductors Business set forth in Exhibit./2.10.2h;

i.	all known, conditional or unconditional liabilities, pertaining or relating to the assets to be transferred hereunder set forth in Exhibit ./2.10.2i as well as any unknown, conditional or unconditional liability, pertaining or relating to the assets to be transferred hereunder;

j.	all liabilities pertaining to the Semiconductors Business, including provisions and accruals, accrued and deferred items, untaxed reserves as well as the contingent liabilities shown in the Opening Balance Sheet attached as Exhibit./2.10.2j as well as any unknown, conditional or unconditional liability, pertaining or relating to the assets to be transferred hereunder.

k.

the rights and claims of the company to (A) the total amount of the research and education premium pursuant to Art 108c EStG for the business year 2010 pertaining to the transferring company; (B) the total amount of the apprenticeship premium pursuant to Art 108f EStG for the business year 2010 pertaining to the transferring company, as well as (C) the pro rata research premium pursuant to Art 108c EstG for the period as of the demerger effective date until the date of registration of the demerger with the companies register, in each case irrespective of whether the constitutive facts for any of these rights and

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entitlements of the company pertain to the Semiconductors or Sound Solution Business.

It is held that on 08 February 2011, NXP B.V. as sole shareholder of the transferring company has resolved on the distribution of parts of the balance sheet profits as of 31 December 2010 in an amount of EUR 54 million (Euro fifty four million). The funds necessary for the performance of dividend payment as well as the equity position and the related liabilities respectively are assigned to the assets to be transferred hereunder. Pursuant to Art 33 para 5 in connection with Art 16 para 5 number 5 UmgrStG, corresponding liabilities are shown in the tax balance sheet.

Further it is held that the transferring company intends to pay all employees / managing director / supervisory board member premiums and bonus payments pertaining to the period before 01 January 2011 (first January two thousand and eleven) before the day of the registration of the demerger in the companies register. The funds necessary for the performance of the employees / managing director / supervisory board member premiums and bonus payments, as well as the respective debt position are assigned to the assets to be transferred hereunder.

2.10.3	The assets to be demerged does not include:

a.	all assets and liabilities of the Sound Solutions Business set forth in Exhibit ./2.10.3a;

b.	any machinery, furniture and fixtures, and other property, plant and equipment pertaining to the Sound Solutions Business set forth in Exhibit ./2.10.3b;

c.	all contracts exclusively attributable to the Sound Solutions Business, including any amendment, modification and collateral understanding, including but not limited to any supplier, customer, management and consulting agreements, any financing and lease agreements set forth in Exhibit ./2.10.3c;

d.	all insurance contracts pertaining to the Sound Solutions Business set forth in Exhibit./2.10.3d;

e.

all contracts of employments with employees assigned to the Sound Solutions Business as set forth in Exhibit./2.10.3e, including any liabilities arising from entitlements and claims of these employees from or in connection with these contracts of employment, including but not limited to liabilities arising from (i) claims with respect to post-termination payments, (ii) bonus agreements for periods of time commencing after 31 December 2010 (thirty-first of December two thousand and ten), (iii) loyalty benefits agreements, (iv) from unconsumed annual leave and (v) unjustified termination of employment, whereas it

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is explicitly stated that liabilities arising from bonus payments agreements for periods of time before 1 January 2011 (first of January two thousand and eleven) are part of the assets to be demerged;

f.	all legal disputes in which the Sound Solutions Business is involved either as plaintiff or defendant, arbitration proceedings and administrative and other proceedings, including but not limited to those set forth in Annex./2.10.3f;

g.	all patents, trademarks and other intellectual property rights exclusively pertaining to the Sound Solutions Business as set forth in Exhibit./2.10.3g;

h.	all liabilities, whether known, conditional or unconditional, pertaining to the Sound Solutions Business according to Exhibit ./2.10.3h as well as liabilities, whether unknown, conditional or unconditional pertaining to the Sound Solutions Business;

i.	all liabilities pertaining to the Sound Solutions Business, including provisions and accruals, accrued and deferred items, untaxed reserves as well as contingent liabilities as shown in the Opening Balance Sheet attached as Exhibit./2.10.3i, as well as .liabilities, whether unknown, conditional or unconditional pertaining to the Sound Solutions Business.

2.11	Allocation of residual assets [§ 2 (Section two) paragraph 1 (one) number 11 (eleven) SpaltG]

The allocation contained in Section 2.10 of those assets to be transferred to the NewCo shall not be final. Pursuant to § 2 (Section two) paragraph 1 (one) number 11 (eleven) SpaltG, it is agreed that both assets and liabilities or legal relationships which are not attributable to any of the companies involved in the demerger shall be attributable to NXP Austria.

2.12	Balance sheets [§ 2 (Section two) paragraph 1 (one) number 12 (twelve) SpaltG]

2.12.1	This demerger is consummated in reliance on the following balance sheets which are attached hereto and shall form integral parts hereof:

a.	as Exhibit ./1, the Closing Balance Sheet of NXP Semiconductors as Transferring Company as of the demerger effective date 31 December 2010 (thirty-first of December two thousand and ten) along with notes thereto within the meaning of § 2 (1) (12) and § 2 (2) SpaltG;

b.	as Exhibit ./2, the Opening balance sheet of NXP Austria as NewCo which shows the transferred assets effective with the

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demerger of the Semiconductors Business along with all related rights and obligations, including but not limited to those of the Semiconductors Business;

c.	as Exhibit ./3, the Demerger Balance Sheet of NXP Semiconductors as Transferring Company for the year ending 1 January 2011 (first January two thousand and eleven) after the demerger of the Semiconductors Business, which shows the assets retained by Transferring Company.

2.13	Cash compensation [§ 2 (Section two) paragraph 1 (one) number 13 (thirteen) SpaltG]

Information about a cash compensation is redundant, because the demerger does not involve a change of the shareholdings and legal forms of the companies concerned.

3.	Reorganization tax law

§§ 33 to 38 UmgrStG are applicable to the respective demerger.

3.1	Continued valuation at carrying value

This demerger will be consummated pursuant to the provisions of Article VI (six) UmgrStG based on a continued valuation of assets at their carrying value for tax purposes and by taking advantage of the related benefits. [Any difference which may arise from valuing assets at their carrying value under commercial law will be transferred to the Recipient Company’s non-appropriated capital reserves.]

3.2	Partial business and positive market value

The Assets represent a partial business pursuant to § 32 (Section thirty-two) paragraph 1 (one) UmgrStG in conjunction with § 12 (Section twelve) paragraph 2 (two) number 1 (one) UmgrStG. The Assets’ market value is positive both on the demerger effective date and on the date of the set-up of this Demerger Plan.

3.3	Taxation right of the Republic of Austria

The Republic of Austria’s right to tax the hidden reserves, including a goodwill, if any, of NewCo is not restricted (§ 31 (Section thirty-one) paragraph 1 (one) UmgrStG).

Before the demerger there was no right to tax the hidden reserves on a shareholder level. Also after the demerger there will not be a right to tax the

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hidden reserves of the shareholders of the transferring company (NXP Semiconductors) and of NewCo (NXP Austria).

3.4	Losses

The Assets represent a partial business pursuant to § 32 (Section thirty-two) in conjunction with § 12 (Section twelve) paragraph 2 (two) number 1 (one) UmgrStG intended to generate income pursuant to § 2 (Section two) paragraph 3 (three) number 3 (three) EStG. In the context of a continued valuation of assets at their carrying value, losses, if any, which NXP Semiconductors may have incurred up until the demerger effective date shall be deemed deductible losses of NXP Austria from NXP Austria’s tax assessment period following the demerger effective date, provided these losses are attributable to the demerged partial business and could not be used for tax purposes of the transferring company by the end of the business year ending with the demerger effective date.

3.5	Exemption from capital transfer taxes

The entire demerged Semiconductors Business has been part of the Transferring Company’s assets for more than two years. This demerger is thus exempt from capital transfer taxes pursuant to § 38 (Section thirty-eight) paragraph 5 (five) bullet point 2 (two) UmgrStG.

4.	Transfer of title

4.1	Recognizable assets and liabilities are shown in the Opening Balance Sheet (Exhibit./2) which shows also any benefit and encumbrance with respect to the transferred assets due up until the demerger effective date, provided those must be recognized. Also those assets, albeit part of the Semiconductors Business, which are not separately recognized in that balance sheet will be transferred.

4.2	At the inception of the day subsequent to the demerger effective date 31 December 2010 (thirty-first of December nineteen and ten), any benefit and encumbrance with respect to the transferred assets shall transfer to NewCo, the latter acceding to any of Transferring Company’s pending transactions and contracts that are attributed to it. From that date onward, Transferring Company’s actions pertaining to the Assets shall be deemed taken for the NewCo’s account, and the Assets will hence transfer to NewCo for the purposes of tax law and the law of obligations with retroactive effect upon the inception of the day subsequent to the demerger effective date 31 December 2010 (thirty-first of December two thousand and ten).

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5.	Public permits

Any real public permits (dingliche öffentlich-rechtliche Bewilligungen) concerning the Semiconductors Business will transfer to the NewCo by operation of the law. Other public permits shall be transferred and/or re- issued, if necessary. The necessary measures, including but not limited to pertinent applications and filings, shall be procured directly by NXP Austria, if necessary.

6.	Contracts of employment

For the record, with the registration of the demerger into the commercial register, NXP Austria will replace Transferring Company as employer under the contracts of employment with the employees of the Semiconductors Business according to Exhibit ./2.10.2e.

7.	Real estate

Immovable property will be transferred to NXP Austria by virtue of this demerger plan (see Section 2.10.2h).

8.	Mutual indemnification

8.1	NXP Semiconductors as Transferring Company undertakes to hold harmless and indemnify NewCo for and against all liabilities attributable to the Sound Solution Business.

8.2	NXP Austria undertakes to hold harmless and indemnify NXP Semiconductors for and against all liabilities attributable to the Semiconductors Business.

9.	Conditions precedent and subsequent

9.1	The effectiveness of this Demerger Plan shall be subject to its approval by the shareholders’meeting of NXP Semiconductors.

9.2	The effectiveness of this Demerger Plan shall also be subject to the condition subsequent of the demerger described herein being filed for registration in the commercial register by 30 September 2011 (thirtieth of September two thousand and eleven) at the latest.

10.	Other provisions

10.1	Dr. Volker Graeger, born 29 August 1950, resident at Zusertalgasse 64g, 8010 Graz, Mag. Irene Pseiner, born 16 December 1969, resident at Antoniehöhe 5, 8130 Frohnleiten, and Dipl. Ing. Andreas Mühlberger, born 7 July 1967, resident at Hörgas 303/4, 8103 Eisbach shall be appointed as

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managing directors of NXP Austria. They shall represent the NXP Austria collectively together with a managing director or an authorized agent.

10.2	A supervisory board will be installed for NXP Austria in the course of the demerger and/or the formation of NXP Austria.

10.3	In the context of this demerger, application will be made to strike NXP Semiconductors Austria GmbH Styria, an NXP Semiconductors branch, from the commercial register.

11.	Expenses

All expenses, duties and taxes arising in connection with the drawing up and consummation of this Demerger Plan shall be borne by NewCo.

12.	Final provisions

12.1	This demerger plan shall be governed by and construed in accordance with Austrian law.

12.2	Place of jurisdiction shall be Vienna.

12.3	Should any term hereof be or become invalid or unenforceable in whole or in part, this shall not affect the validity or enforceability of the remaining terms. The invalid or unenforceable term shall be replaced by a valid or enforceable term that closest reflects the economic substance of the invalid or unenforceable term.

13.	Exhibits

The following Exhibits are attached to this demerger plan and form integral parts hereof:

Exhibit ./ 1	NXP Semiconductors’ Closing Balance Sheet for the year ending 31 December 2010 (thirty-first of December two thousand and ten)

Exhibit ./2	NXP Austria’s Opening Balance Sheet for the year ending 1 January 2011 (first of January two thousand and eleven)

Exhibit ./3	NXP Semiconductors’ Transfer Balance Sheet for the year ending 1 January 2011 (first of January two thousand and eleven)

Exhibit . / 2.1.4.	NXP Austria’s articles of association

Exhibit ./2.10.2a	Assets and liabilities of the Semiconductors Business

Exhibit ./2.10.2b	Machinery, furniture and fixtures, and other property, plant and equipment pertaining to the Semiconductors

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Business

Exhibit ./2.10.2c	Contractual Relationships of Semiconductors Business

Exhibit ./2.10.2d	Insurance Contracts pertaining to the Semiconductors Business

Exhibit ./ 2.10.2e	List of all employees of Semiconductors Business

Exhibit ./ 2.10.2f	Legal Disputes of Semiconductors Business

Exhibit ./ 2.10.2g	IP of Semiconductors Business

Exhibit ./ 2.10.2h	Real Property belonging to Semiconductors Business

Exhibit ./ 2.10.2i	Liabilities pertaining or relating to the assets to be transferred

Exhibit ./ 2.10.2j	Liabilities pertaining to the Semiconductors’ Business

Exhibit ./ 2.10.3a	Assets and liabilities of Sound Solutions Business

Exhibit ./ 2.10.3b	Machinery, furniture and fixtures, and other property, plant and equipment pertaining to the Sound Solutions Business

Exhibit ./ 2.10.3c	Contractual Relationships of Sound Solutions Business

Exhibit ./ 2.10.3d	Insurance Contracts pertaining to the Sound Solutions Business

Exhibit ./ 2.10.3e	List of all employees of Sound Solutions Business

Exhibit ./ 2.10.3f	Legal Disputes of Sound Solutions Business

Exhibit ./ 2.10.3g	IP of Sound Solutions Business

Exhibit ./ 2.10.3h	Liabilities pertaining to the Sound Solutions Business

Exhibit ./ 2.10.3i	Liabilities pertaining to the Sound Solutions Business, including provisions and accruals, accrued and deferred items, untaxed reserves as well as contingent liabilities

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Vienna, dated 8 March 2011

NXP Semiconductors Austria GmbH

Arno Campostrini,	Ernst Müller,
born 7 July 1964	born 10 June 1954

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Schedule 4 CLOSING ACTIONS

1	Evidence of authority

1.1	Seller’s obligations

At Closing, the Seller shall deliver or make available to the Purchaser:

(a)	evidence of the due satisfaction of the Closing Conditions;

(b)	evidence that each of the Seller Parent and the Seller is authorised to sign this Agreement;

(c)	the Global Release Letter;

(d)	a certificate that, to the best of the Seller’s knowledge, all intra-group balances have been settled in accordance with Clause 5.3.1; and

(e)	a certificate that, to the best of the Seller’s knowledge, all intra-group agreements have been terminated or amended in accordance with Clause 5.3.2.

1.2	Purchaser’s obligations

At Closing, the Purchaser shall deliver or make available to the Seller:

(a)	evidence of the due satisfaction of the Closing Conditions;

(b)	evidence that each of the Purchaser Parent and the Purchaser is authorised to sign this Agreement.

2	Transfer of the Shares

2.1	General transfer obligations

At Closing, the Seller and the Purchaser shall take such steps as are required to transfer the Shares.

2.2	Specific transfer obligations

For the purposes of compliance with Paragraph 2.1, the Seller and the Purchaser shall do the following, in relation to the Group Entities incorporated in the jurisdictions listed below:

(a)	Austria: The Seller shall sell, assign and transfer the Austrian Shares to the Austrian Purchaser, the foregoing to be effected in accordance with terms of the Austrian Local Sale and Purchase Agreement.

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(b)	China: The Seller shall sell and transfer the Chinese Shares to the Purchaser, the foregoing to be effected in accordance with terms of the China Equity Transfer Agreement.

3	Further obligations in addition to transfer

At Closing, the Seller shall deliver or make available to the Purchaser the following:

(a)	in each case where the said information is not in the possession or under the control of the Group Entities, the corporate books and records, including the shareholders” register and share certificates in respect of the Group Entities, and all other books and records required to be kept by Law by any Group Entity, all to the extent they are in the possession or under the control of any member of the Seller’s Group (excluding the Group Entities); and

(b)	in each case where the information is not otherwise already in the possession or under the control of the Group Entities at Closing, such other books and records in the possession or under the control of the Seller or relevant other member of the Seller’s Group (excluding the Group Entities) relating exclusively to the Group Entities save for books, records and other information which such member of the Seller’s Group is required by Law to retain.

4	Ancillary Agreements

At Closing, each of the Parties shall, and shall procure that the relevant members of the Seller’s Group and the Purchaser’s Group, as the case may, and/or the relevant Group Entities, shall, enter into the following Ancillary Agreements:

(a)	the Intellectual Property Transfer and License Agreement, the agreed form of which is attached as Schedule 12;

(b)	the Transitional Services Agreement, the agreed form of which is attached as Schedule 13;

(c)	the binding term sheet for product category 1: smart speaker drivers, substantially in the form attached hereto as Schedule 21 (Part 1);

(d)	the binding term sheet for product category 2B: AGC- based MMDs for K&S, substantially in the form attached hereto as Schedule 21(Part 2);

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(e)	the Commercial Agreement for product category 2A: MMDs for group MEMS microphone components; and

(f)	the binding term sheet for produce category 3: optical joystick for KFS substantially in the form attached here to as Schedule 21 (Part 3).

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EXECUTION VERSION

Schedule 5	AUSTRIAN LOCAL TRANSFER DOCUMENT

[FORM REQUIREMENT: AUSTRIAN NOTARIAL DEED]

Share Purchase and Transfer Agreement

concluded by and between

NXP B.V.

companies register Eindhoven 17070622

High Tech Campus 60

NLD-5656 AG Eindhoven

(the “Seller”)

ON THE ONE HAND

And

Eff acht Beteiligungsverwaltung GmbH

companies register of the Vienna Commercial Court

Porzellangasse 31

1090 Wien

(the “Purchaser”)

ON THE OTHER HAND

as follows:

1.	Preamble

1.1	NXP B.V. with corporate seat in Eindhoven and business address at High Tech Campus 60, NLD-5656AG Eindhoven, registered in the Eindhoven companies register under 17070622 (the “Seller”), is the sole shareholder of NXP Semiconductors Austria GmbH with corporate seat in Vienna and business address at Gutheil-Schoder-Gasse 8-12, 1100 Wien, registered in the companies register of the Vienna Commercial Court under FN 282889 p (the “Company”).

1.2	Seller holds a share in the Company with a nominal value of EUR 7.500.000 (Euro seven million five hundred thousand), fully contributed, corresponding to a participation of 100% (one hundred percent) of the nominal share capital of the Company (the “Share”).

1.3	Eff acht Beteiligungsverwaltung GmbH is a limited liability company, duly established and existing under the laws of Austria with corporate seat in Vienna and business address at Porzellangasse 51, 1090 Wien, registered in the companies register of the Vienna Commercial Court under 354699 t (the “Purchaser”; the Seller and the Purchaser are collectively also referred to as the “Parties” and each of the Parties is individually also referred to as a “Party”).

2.	Sale and Transfer of the Share

2.1	Seller hereby sells and, subject to the fulfilment of the Condition Precedent pursuant to Clause 4 of this Agreement, with effect as of the Closing Date, transfers and assigns the Share in the Company to Purchaser.

2.2	The Purchaser hereby purchases and, subject to the fulfilment of the Condition Precedent pursuant to Clause 4 of this Agreement, with effect as of the Closing Date, accepts this transfer and assignment of the Share.

3.	Purchase Price and Other Terms

The purchase price for the Share amounts to USD [693,400,000] ([six hundred ninety three million four hundred thousand United States Dollars]) and is subject to adjustment as separately agreed between the Parties (the “Purchase Price”). In addition, other terms including representations, warranties and indemnities have been separately agreed between the Parties.

4.	Condition Precedent

The purchase, transfer and assignment of the Share shall be conditional and effective upon receipt by De Brauw on its third party account of the Purchase Price, free and clear of any deductions and withholdings, in immediately available funds. The date on which the Purchase Price shall be received shall be the “Closing Date”.

5.	Governing Law and Dispute Resolution

5.1	This Agreement shall be governed by and construed in accordance with the Law of the Netherlands, subject to Austrian mandatory law, where applicable under conflicts of laws rules.

5.2	All disputes which may arise out of or in connection with this Agreement and the documents to be entered into pursuant to it, including disputes concerning the existence and validity thereof, shall be finally and exclusively settled by arbitration in accordance with the Rules of Arbitration of the International Chamber of Commerce (“ICC”). The tribunal shall be composed of three arbitrators. The place of arbitration shall be Paris. The proceedings shall be conducted in the English language in accordance with the rules of law. The right, if any, to discovery is excluded. The ICC shall not be permitted to have the award published. Notwithstanding Clause 6, the Parties undertake to keep confidential all awards in their arbitration, together with all materials in the proceedings created for the purpose of the arbitration and all other documents produced by another Party in the proceedings not otherwise in the public domain, save and to the extent that disclosure may be required of a party by legal duty, to protect or pursue a legal right or to enforce or challenge an award in bona fide legal proceedings before a state court or other judicial authority.

6.	Confidentiality

The Parties shall treat as strictly confidential and not disclose or use any information received or obtained as a result of entering into this Agreement which relates to (A) the existence and/or provisions of this Agreement; or (B) the negotiations relating to this Agreement, unless (i) the disclosure or use is required by law, any regulatory body or any recognised stock exchange on which the shares of any Party are listed; or (ii) the disclosure or use is required to vest the full benefit of this Agreement or of any other agreement entered into in connection with this Agreement in any Party; or (iii) the disclosure or use is required for the purpose of any judicial proceedings arising out of this Agreement or any other agreement entered into under or pursuant to this Agreement or the disclosure is made to a tax authority in connection with the tax affairs of the disclosing Party; (iv) the disclosure is made to professional advisers of any Party on terms that such professional advisers undertake to comply with the provisions of this Clause 6 in respect of such information as if they were a party to this Agreement, or (v) the other Party has given prior written approval to the disclosure or use.

7.	Costs and Expenses; Final Provisions

7.1	Each Party shall be responsible for and bear its own costs and expenses incurred in connection with the preparation, conclusion and consummation of this Agreement and the transactions contemplated thereby, including without limitation the costs and expenses of its advisors, in particular attorneys fees, auditors fees, as well as fees of financial advisors, if any.

7.2	The notary fees in connection with the execution of this Agreement in the form of an Austrian notarial deed shall be borne by Purchaser.

7.3	Each of the Parties shall from time to time execute such documents and perform such acts and things as any Party may reasonably require to transfer the Share to Purchaser and to give each Party the full benefit of this Agreement.

7.4	This Agreement has been drawn up in English and the English language shall therefore be the governing language. Any translations are for convenience only and shall thus not be authorative for the interpretation of this Agreement.

7.5	This Agreement is executed in one original notarial deed, which shall remain with the notary public in accordance with the provisions of the Austrian Notaries Code (Notariatsordnung). Any number of official counterparts (Ausfertigungen), certified true copies (beglaubigte Kopien) or uncertified copies (einfache Kopien), all of which together shall constitute one and the same instrument, may be issued to either Party upon a Party’s unilateral request. The Party requesting a counterpart or copy shall bear and pay all costs and expenses associated with such request.

7.6	If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, in whole or in part, such provision or part shall to that extent be deemed not to form a part of this Agreement but the legality, validity or enforceability of the remainder of this Agreement shall not be affected. The illegal, invalid or unenforceable provision, in whole or in part, shall be replaced by such valid and enforceable provision which corresponds to the original intention and purpose of the illegal, invalid or unenforceable provision.

Vienna, this [—]

For NXP B.V.

[— name], born [—]

acting under special power of attorney

dated [—]

For Eff acht Beteiligungsverwaltung GmbH

David Van Loan, born 24 January 1949

managing director

EXECUTION VERSION

Schedule 6	CHINA EQUITY TRANSFER AGREEMENT

EQUITY TRANSFER AGREEMENT

Between

NXP B.V.

and

[Knowles Electronics, LLC]

Dated [    ]

i

EQUITY TRANSFER AGREEMENT

This Equity Transfer Agreement, dated [    ], by and between NXP B.V., a private limited liability company incorporated under the laws of the Netherlands, having its registered address at High Tech Campus 60, 5656 AG Eindhoven, the Netherlands (“Seller”), and [Knowles Electronics, LLC], a company duly established under the laws of [—], having its registered address at [—] (“Purchaser”). Seller and Purchaser shall also be collectively referred to as the “Parties” and, individually, a “Party.”

W I T N E S S E T H:

WHEREAS, Seller owns one hundred percent (100%) equity interest in NXP Semiconductors Beijing Ltd (“Company”), the total amount of which is USD54,452,400; and

WHEREAS, Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, all right, title and interest of Seller in and to the 100% equity interest in the Company held by it (the “Equity Interest”) upon the terms and subject to the conditions of this Agreement (the “Equity Transfer”).

NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01. Certain Defined Terms.

(a) As used in this Agreement, the following terms shall have the following meanings:

“Action” means any claim, action, suit, arbitration, inquiry, proceeding or investigation by or before any Governmental Authority.

“AIC” means the State Administration for Industry and Commerce of the PRC or its local counterpart having jurisdiction over the registration of the Company, i.e., the Administration of Industry and Commerce of Beijing Economic-Technological Development Area and/or Beijing Administration of Industry and Commerce.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in Amsterdam, the Netherlands, Chicago, Illinois USA or the PRC are required or authorized by Law or executive order to be closed.

“Encumbrance” means any security interest, pledge, mortgage, lien or any contract or agreement constituting a privilege or right of any nature restricting the ownership or

1

transferability of the Equity Interest or any other arrangement having a similar effect.

“Governmental Authority” means any nation or government or any federation, province or state or any other political subdivision thereof, any entity, authority or body exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to a government, including any government authority, agency, department, board, commission or instrumentality of the PRC or any other country or any political subdivision thereof, any court, tribunal or arbitrator or self-regulatory organization, or the governing body of any securities exchange.

“Governmental Order” means any order, instruction, requirement, judgment, injunction, decree or award entered by or with any Governmental Authority.

“Law” means any promulgated and publicly available applicable national, provincial or other local law, ordinance, code, regulation, rule, provision, order, measure, circular, other requirement or rule of law.

“Losses” means all damage, losses, liabilities, costs, charges, expenses, claims and demands.

“MOFCOM” means the Ministry of Commerce of the PRC or its local counterpart having jurisdiction over the approval of the Equity Transfer, i.e., the Administrative Committee of Beijing Economic-Technological Development Area.

“PRC” or “China” means the mainland of the People’s Republic of China, which for the purpose of this Agreement does not include the Hong Kong Special Administrative Region, the Macao Special Administrative Region and Taiwan.

(b) Each of the following terms is defined in the Section set forth opposite each term:

Term	Section

“AIC Registration”	5.02
“Company”	Recitals
“Equity Interest”	Recitals
“Equity Transfer”	Recitals
“ICC”	8.05
“MOFCOM Approval”	5.01
“Party” or “Parties”	Preamble
“Purchaser”	Preamble
“Purchase Price”	2.02
“Other Registrations”	5.03
“Seller”	Preamble

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SECTION 1.02. Interpretation. In this Agreement, unless the context otherwise requires:

(a) words importing the singular include the plural and vice versa;

(b) words importing a gender include every gender;

(c) references to any document (including this Agreement) are references to that document as amended, consolidated, supplemented, novated or replaced from time to time;

(d) references to Articles, Sections, paragraphs and Exhibits are references to Articles, Sections, paragraphs and Exhibits to this Agreement;

(e) headings used in this Agreement are inserted for convenience only and shall not be considered in the construction of this Agreement;

(f) references to any Party to this Agreement or Person include references to its successor and permitted assign;

(g) references to any Law are references to that Law as amended, consolidated, supplemented, re-enacted or replaced from time to time;

(h) whenever the words “include,” “includes” or “including” are used in this Agreement, they are deemed to be followed by the words “without limitation”;

(i) the words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement; and

(j) the use of “or” is not intended to be exclusive.

ARTICLE II

SALE AND PURCHASE

SECTION 2.01. Sale and Purchase of the Equity Interest. In accordance with the terms and subject to the conditions of this Agreement, Seller shall sell to Purchaser, and Purchaser shall purchase from Seller, all right, title and interest of Seller in and to the Equity Interest, free of any Encumbrance.

SECTION 2.02. Purchase Price. Both Parties agree that the purchase price for the Equity Interests shall be [—] (the “Purchase Price”).

SECTION 2.03. Payment of the Purchase Price. The Purchase Price shall be paid to Seller immediately upon completion of the AIC Registration (as defined below).

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ARTICLE III

REPRESENTATIONS AND WARRANTIES OF SELLER

Seller hereby represents and warrants to Purchaser as follows and that each of the following representations and warranties is true as of the date hereof and shall remain true until the receipt by Seller of the Purchase Price:

SECTION 3.01. Authority to Execute and Perform this Agreement. Seller is a corporation duly organized, validly existing and in good standing under the Laws of the Netherlands and has all necessary power and authority (a) to enter into this Agreement, (b) to sell the Equity Interest pursuant hereto, (c) to carry out its obligations hereunder and (d) to consummate the transactions contemplated hereby. The execution and delivery by Seller of this Agreement, the performance by Seller of its obligations hereunder and the consummation by Seller of the transactions contemplated hereby have been duly authorized by all requisite action on the part of Seller.

SECTION 3.02. No Conflict. The execution, delivery and performance of this Agreement by Seller does not and will not (a) violate, conflict with or result in the breach of, any provision of its articles of association (or similar organizational documents) or (b) conflict with or violate any Law or Governmental Order applicable to it or any of its assets, properties or businesses or (c) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which it is a party or by which any of its assets is bound or affected.

SECTION 3.03. Ownership of the Equity Interests. Seller has good and valid title to, and beneficial ownership of, the Equity Interest, free and clear of all Encumbrances.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to Seller as follows and that each of the following representations and warranties is true as of the date hereof and shall remain true until the receipt by Seller of the Purchase Price:

SECTION 4.01. Authority to Execute and Perform this Agreement. Purchaser is a company duly organized, validly existing and in good standing under the Laws of [—] and has all necessary power and authority (a) to enter into this Agreement, (b) to purchase the Equity Interest, (c) to carry out its obligations hereunder and (d) to consummate the transactions contemplated hereby. The execution and delivery by Purchaser of this Agreement, the performance by Purchaser of its obligations hereunder and the consummation by Purchaser of the transactions contemplated hereby have been duly authorized by all requisite actions on the part of Purchaser.

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SECTION 4.02. No Conflict. The execution, delivery and performance of this Agreement by Purchaser does not and will not (a) violate, conflict with or result in the breach of, any provision of its articles of association (or similar organizational documents) or (b) conflict with or violate any Law or Governmental Order applicable to it or any of its assets, properties or businesses or (c) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which it is a party or by which any of its assets is bound or affected.

SECTION 4.03. No Action. There is no Action pending or, to the knowledge of Purchaser, threatened against Purchaser which could reasonably be expected to adversely affect Purchaser’s ability to consummate the transactions contemplated by this Agreement.

ARTICLE V

APPROVAL AND REGISTRATION

SECTION 5.01. Approval of Equity Transfer. As soon as practicable, and in any event no later than five (5) Business Days after the date of this Agreement, Seller shall prepare and cause the Company to file with MOFCOM all notices and applications necessary to obtain (i) approval for the Equity Transfer, and (ii) a revised certificate of approval of the Company (together the “MOFCOM Approval”). Purchaser shall cooperate with and provide Seller with all documents, information and other materials as required by Seller for purpose of obtaining the MOFCOM Approval.

SECTION 5.02. Registration of Equity Transfer. As soon as practicable, and in any event no later than three (3) Business Days after obtaining the MOFCOM Approval, Purchaser shall prepare and Seller shall cause the Company to file with AIC all application documents necessary to obtain (i) approval for amendment of the registration information of the Company and (ii) a revised Business License for the Company reflecting the transfer of the Equity Interest from Seller to Purchaser and the change of name so as to exclude “NXP” and/or “ ” from the name of the Company (together the “AIC Registration”).

SECTION 5.03. Change of Other Registrations. Upon completion of the AIC Registration, Purchaser shall, and shall cause the Company to, complete, as soon as possible, the change of all of the Company’s other registrations with any PRC Governmental Authorities to reflect the Equity Transfer, including foreign exchange registration, tax registrations, institution code registration, finance registration and custom registration (together “Other Registrations”). Seller shall cooperate with and shall provide Purchaser with all documents, information and other materials as required by Purchaser for purpose of completion of the Other Registrations.

SECTION 5.04. Further Action. Seller and Purchaser shall execute and deliver such other documents and other papers and take such further actions as may reasonably be required to perform the terms hereof or to give effect to the transactions contemplated hereby, including those necessary for obtaining the MOFCOM Approval and AIC Registration and those

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necessary for the resignation of the directors on the board of directors and supervisor of the Company appointed by Seller.

SECTION 5.05. Fees and Costs. All filing fees and other costs incurred by the Company in relation to the MOFCOM Approval, AIC Registration and Other Registrations shall be borne by the Parties in equal parts.

ARTICLE VI

LIABILITIES FOR BREACH

SECTION 6.01. Liabilities for breach. If either Party fails to comply with any of its obligations under this Agreement, it shall be liable to compensate the other Party all Losses it suffers therefrom.

ARTICLE VII

TERMINATION

SECTION 7.01. Termination upon Mutual Agreement. This Agreement may be terminated by both Parties at any time prior to the receipt by Seller of the Purchase Price by mutual agreement in writing.

SECTION 7.02. Upon Termination. In case this Agreement is terminated in accordance with this Article 7, each Party shall take all actions and sign all documents necessary to unwind the transaction contemplated hereby, including applying for any approvals of the Governmental Authorities required for the return of the Equity Interest to Seller and the restoration of the effectiveness of the original articles of association of the Company.

ARTICLE VIII

GENERAL PROVISIONS

SECTION 8.01. Effectiveness. This Agreement shall, after due execution by the Parties, become effective on the date on which the MOFCOM Approval is issued. For the avoidance of doubt, unless and until the AIC Registration is completed, the legal ownership of the Equity Interest shall be vested in Seller.

SECTION 8.02. Expenses. Unless this Agreement provides otherwise, all costs which a party has incurred or must incur in preparing, concluding or performing this Agreement are for its own account. All stamp, transfer, registration, sales and other similar taxes, duties, fees, imposts, levies and charges and all notarial fees payable in connection with the sale, assignment, transfer or purchase of the Equity Interest under this Agreement shall be paid by Purchaser, [except for stamp duty arising in respect of the transfer of the Equity Interest, which shall be shared equally between the Parties.]

SECTION 8.03. Language. This Agreement is written in both English and Chinese languages. Both versions shall be equally valid and binding. In the event of any

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discrepancy between the two versions, the Chinese version shall prevail.

SECTION 8.04. Governing Law. The formation, validity, interpretation, execution of this Agreement and settlement of any disputes arising hereunder shall be governed by and in accordance with the laws of the PRC.

SECTION 8.05. Dispute Resolution. The Parties agree that all disputes which may arise out of or in connection with this Agreement shall be finally and exclusively settled by arbitration in accordance with the Rules of Arbitration of the International Chamber of Commerce (“ICC”). The tribunal shall be composed of three arbitrators. The place of arbitration shall be Paris. The proceedings shall be conducted in the English language in accordance with the rules of law. The right, if any, to discovery is excluded. The ICC shall not be permitted to have the award published. The parties undertake to keep confidential all awards in their arbitration, together with all materials in the proceedings created for the purpose of the arbitration and all other documents produced by another party in the proceedings not otherwise in the public domain, save and to the extent that disclosure may be required of a party by legal duty, to protect or pursue a legal right or to enforce or challenge an award in bona fide legal proceedings before a state court or other judicial authority.

[Signature Page Follows]

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IN WITNESS WHEREOF, Seller and Purchaser have caused this Agreement to be executed in [—] originals by their duly authorized representatives as of the date first written above.

[—]

By:
	Name:	[—]
	Title:	[—]

[—]

By:
	Name:	[—]
	Title:	[—]

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Schedule 7 ALLOCATION OF (INITIAL) PURCHASE PRICE

1.	Initial Purchase Price

The allocation of the Initial Purchase Price shall be agreed between the Parties prior to Closing. The shares in NXP Austria shall have a value of at least USD 693,000,000 (six hundred and ninety three million United States Dollars):

2.	Allocation of (Initial) Purchase Price

(f)	The (Initial) Purchase Price shall be allocated as follows in respect of each Group Entity:

(a)	its Initial Purchase Price as agreed pursuant to Paragraph 1 of this Schedule; plus

(b)	the Net Cash of the relevant Group Entity; plus

(c)	the Working Capital Adjustment of the relevant Group Entity.

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Schedule 8 RETAINED INTRA-GROUP AGREEMENTS

1.	To the extent necessary, the GSA Agreement between the Seller and NXP China, only insofar as it relates to the determination and payment to the Seller by NXP China of the relevant amounts owed thereunder in respect of services rendered prior to Closing.

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EXECUTION VERSION

Schedule 9	LINE ITEMS OF THE WORKING CAPITAL STATEMENT

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Details	FS Items	***	Notes
Gross production inventories	110010	***
Value adj. re prod. invent.	110300	***
Prepayments work in process Prod.Inv.		***
Gross commercial inventories	111000	***
Value adj. re comm. invent.	111300	***
Prepayments work in process Comm.Inv.		***
Goods transit 2b rec	110210	***
Intr GR/IR cl acc	110211	***
GRIR Matis FSilem(A)	110212	***
adjustment	111890	***
Goods transit receiv	110220	***
Goods transit shippd	111294	***
Inv Parts & Cons	110013	***
Comm inv consign 3rd	111004	***
Work In Progress Stock	110020	***
Net Inventories		***
Trade Acc. receiv. from uncons. comp.	112000	***
Remaining trade acc. receiv.	112000	***
		***
Value Adj. Total Trade Acc. Receiv.	112100 113100	***
Trade Accounts receivables		***
Gross sundry acc. receiv.	114200, 114300, 114590 115590	***
Value adj. sundry acc. receiv.		***
Other amounts owed by uncons. comp.		***
Value adj. other amts. owed Uncons.Cies		***
Prepayments/Accrued Income	115595	***
Discounted bills, prom. notes	116210 117750	***
Other receivables		***
Receivables		***
Trade Payables	116110	***
Inc. Tax Payable ( BG 9299 )		***
Inc. Tax Payable ( BG 9298 )Debit		***	For avoidance of doubt, all pre-paid and accrued income tax or similar amounts are to be excluded from the Reference Working Capital calculation and the Working Capital calculation
Inc. Tax Payable ( BG 9298 )Credit		***
Hedging-Claims		***
dividend payment		***
Sal & wages payable	117010	***
Accr. Bonus	117011	***
Bonus Accr.G I P	117120	***	This account is to be excluded from the Reference Working Capital calculation and the Working Capital calculation
Bonus Accr.S I P	117130	***	This account is to be excluded from the Reference Working Capital calculation and the Working Capital calculation
Bonus Accr.O I P	117140	***	This account is to be excluded from the Reference Working Capital calculation and the Working Capital calculation
Accr holiday rights	117100	***
Other Liabilities	117080	***
Inc tax pay cred cur	116220	***
Oth tax & soc sec co	116300	***
Oth AP non interest	116900	***
Carr, frght, dut pay	117040	***
Interest payable	117050	***
Liab from int exch	117680	***
Claims from int exch	117780	***
Oth person rel accru	117902	***
Comm & IT rel accru	117904	***
Oth cost rel accru	117908	***
Material rel accrual	117910	***
Prop/env tax etc pay	117912	***
Oth fix ass rel accr	117913	***
Oth distrib cost pay	117914	***
Oth sales rel accru	117916	***
Trnsf ncur liab acc	116990	***
Remaining liab ncur	116991	***
Accruals and Deferred income		***
Accruals		***
Curr. Acc. betw. Cons. Comp. - TA/GSA ( BG 9206 )		***
Curr. Acc. betw. CC Goods/Serv.		***
Stock comprasation		***
ICA AR re goods/serv	151000	***
ICA AP re goods/serv	151100	***
ICA - interest	151300	***
Curr. Acc. betw. CC Remaining ( BG 9299 )		***
Intercompany Accounts		***
Working Capital		***

WC Excl ICA, excl. Bonus accrual.		***	REFERENCE WORKING CAPITAL AMOUNT

Schedule 10	LINE ITEMS OF THE NET CASH STATEMENT

The Net Cash shall be determined using the line items set forth in the following table:

	Cash	Sefira accounting code FS- item reference	Description
1.		130390	Cash in hand, at bank and short term deposits
2.		130990	Remaining liquid assets

Schedule 11 REPORTING ACCOUNTANTS

1	Reporting Accountants

1.1	The Reporting Accountants shall be engaged jointly by the Seller and the Purchaser on the terms set out in Paragraph 1 of this Schedule 11 and otherwise on such terms as shall be agreed; provided that neither the Seller nor the Purchaser shall unreasonably refuse their agreement to terms proposed by the Reporting Accountants or by the Purchaser or the Seller, as the case may be. If the terms of engagement of the Reporting Accountants have not been settled within thirty (30) Business Days of their identity having been determined (or such longer period as the Seller and the Purchaser may agree) then, unless the Seller or the Purchaser unreasonably refuses agreement to those terms, those accountants shall be deemed never to have become the Reporting Accountants and new Reporting Accountants shall be selected in accordance with the provisions of this Agreement.

1.2	Except to the extent that the Seller and the Purchaser mutually agree otherwise, the Reporting Accountants shall determine their own procedure; provided that the Reporting Accountants:

(a)	apart from procedural matters and as otherwise set out in the Agreement, shall determine only whether any of the arguments for an alteration to the draft Statements put forward in the notice referred to in Clause 7.2 is correct with respect to the application of the Accounting Principles Consistently Applied in whole or in part; and if so, what alterations should be made to the Statements in order to correct the relevant inaccuracy in it;

(b)	shall apply the principles set out in Clause 7;

(c)	shall make their determination as soon as is reasonably practicable.

1.3	The procedures of the Reporting Accountants shall:

(a)	give the Seller and the Purchaser a reasonable opportunity to make written representations to them;

(b)	require that each of the Seller and the Purchaser supply the other with a copy of any written representations at the same time as they are made to the Reporting Accountants; and

(c)	permit each Party to be present while oral submissions are being made to the Reporting Accountants.

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1.4	For the avoidance of doubt, the Reporting Accountants shall not be entitled to determine the scope of their own jurisdiction.

1.5	The determination of the Reporting Accountants shall:

(a)	be made in writing and made available for collection by the Seller and the Purchaser at the offices of the Reporting Accountants or by mail at such time as they shall determine; and

(b)	unless otherwise agreed by the Sellers and the Purchaser, include reasons for each relevant determination.

1.6	The Reporting Accountants shall act as experts and not as arbitrators and their determination of any matter falling within their competence shall be final and binding (bindend advies) on the Seller and the Purchaser, save in the event of manifest error (when the relevant part of their determination shall be void and the matter shall be remitted to the Reporting Accountants for correction). In particular, without limitation, their determination shall be deemed to be incorporated into the draft Statements.

1.7	The expenses (including VAT) of the Reporting Accountants shall be borne as they shall direct at the time they make any determination or, failing such direction equally between the Purchaser, on the one hand, and the Seller, on the other hand.

1.8	The Seller and the Purchaser shall co-operate with the Reporting Accountants and comply with their reasonable requests made in connection with the carrying out of their duties under this Agreement. In particular, without limitation, the Purchaser shall keep up-to-date all books and records relating to the Group, subject to reasonable notice and confidentiality arrangements, and shall make available to one another’s representatives and accountants and the Reporting Accountants all books and records relating to the Group during normal office hours during the period from the appointment of the Reporting Accountants to the making of the relevant determination.

1.9	Each Party shall, and shall procure that its accountants and the other advisers and the Reporting Accountants shall, keep all information and documents provided to them pursuant to this Schedule 11 confidential and shall not use the same for any purpose, except for disclosure or use in connection with the preparation of the draft Net Cash Statement, Working Capital Statement, proceedings of the Reporting Accountants.

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Schedule 12 INTELLECTUAL PROPERTY TRANSFER AND LICENSE AGREEMENT

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Confidential Treatment Request — Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested.” The redacted materials have been separately filed with the SEC; the appropriate section has been marked at the appropriate place with a “*.”

Intellectual Property Transfer and License Agreement

Relating to

THE SOUND SOLUTIONS BUSINESS OF NXP

between

NXP B.V.

NXP SEMICONDUCTORS BEIJING LIMITED

NXP SEMICONDUCTORS AUSTRIA GMBH

and

DOVER CORPORATION

Dated 22 December 2010

2

3

INTELLECTUAL PROPERTY TRANSFER AND LICENSE AGREEMENT

THE UNDERSIGNED:

(1)	NXP B.V., a limited liability company incorporated in the Netherlands, with corporate seat in Eindhoven, the Netherlands, and address at High Tech Campus 60, 5656AG Eindhoven, the Netherlands (“Seller”),

and

(2)	NXP SEMICONDUCTORS BEIJING LIMITED, a limited liability company incorporated in the People’s Republic of China, and having its address at No 20 Tongji South Road, Beijing Economic-Technological Development Area, Beijing, People’s Republic of China, (“NXP China”),

(3)	NXP SEMICONDUCTORS AUSTRIA GMBH, a private limited company, incorporated under the laws of Austria, and having its address at Gutheil-Schoder-Gasse 8-12, 1100 Vienna, Austria, (“NXP Austria”),

(4)	DOVER CORPORATION, a corporation incorporated under the laws of the State of Delaware, USA, and having its address at 3005 Highland Parkway, Suite 200, Downers Grove Illinois, USA 60515, (“Dover”),

together also be referred to as “Parties” and each party individually as a “Party”, as the case may be,

WHEREAS:

(A)	The Seller holds all of the issued shares in the capital of NXP China (the “Chinese Shares”) and in the capital of NXP Austria (the “Austrian Shares”) (the Chinese Shares and the Austrian Shares together the “Shares”).

(B)	NXP China and NXP Austria (each a “Company” and jointly referred to as the “Group” or the “Companies”) together own and conduct the Business.

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(C)	The Seller and Knowles Electronics, LLC, together with their respective parents and Eff acht Beteiligungsverwaltung GmbH, entered into a sale and purchase agreement on 22 December 2010 for the sale and transfer of the Shares by the Seller to the Purchaser (the “SPA”).

(D)	By this Intellectual Property Transfer and License Agreement the Seller and the Group wish to set out the terms and conditions applicable to the assignment and licensing to the Group and its Affiliates of intellectual property relating to the Business at the Closing Date, relevant to the aforementioned sale of shares, in order to achieve that (each relevant Company of) the Group and its Affiliates shall acquire, by way of assignment or license, the benefit of rights used in the Business at the Closing Date, to the extent the Seller is able to grant such rights. Furthermore, the Parties wish to ensure that Seller’s remaining business activities do not infringe on the assigned intellectual property rights through a license-back of such rights.

IT IS AGREED AS FOLLOWS

1	DEFINITIONS

When used in this Agreement, the following capitalised terms shall have the meanings set forth below:

Agreement

This Intellectual Property Transfer and License Agreement (including all Annexes attached hereto), as the same may be amended or supplemented from time to time in accordance with the provisions hereof.

A-Patents	The Patents that are listed in Annex A to this Agreement.

A2-Patents	The Patents that are listed in Annex B to this Agreement.

Affiliates	(a)	In respect of the Group, any and all Persons with respect to which, now or hereafter, Dover; or

	(b)	in respect of the Seller, any and all Persons with respect to which, now or hereafter, Seller Parent,

5

directly or indirectly, holds more than fifty percent (50%) of the nominal value of, or more than fifty percent (50%) of the voting power at general meetings, or has the power to appoint and to dismiss a majority of the directors or otherwise to direct the activities of such Person, or any other Person qualifying as a ‘subsidiary’ as referred to in Section 2:24a Netherlands Civil Code, excluding in the case of Affiliates of the Seller or the Seller Parent: (i) Trident Microsystems, Inc., and (ii) as of the Closing Date, the Group.

B-Patents	The Patents that are listed in Annex C to this Agreement.

B2-Patents	The Patents that are listed in Annex D to this Agreement.

Business	The meaning as ascribed thereto in the SPA.

Business Know-How	All Know-How owned by the Seller and/or its Affiliates, which is exclusively used within the Business immediately prior to the Closing Date.

Business Software	All software owned by the Seller and/or its Affiliates, which is exclusively used within the Business immediately prior to the Closing Date.

Closing Date	The meaning as ascribed thereto in the SPA.

Confidential Information	The meaning as ascribed thereto in Clause 12.

******	*******

******	*******

Domain Names	The Internet domain names and applications therefor listed in Annex E to this Agreement, including the registrations of such domain names.

Know-How	All technical and commercial information, data and documents of whatever nature, including drawings, specifications, photographs, samples, trade secrets, models, processes, procedures, libraries, manuals, reports and correspondence, including any copyright and/or database rights and other rights for the protection of know how as they may exist, but excluding any (right in) Software, Patents, trademarks, the Domain Names and any other intellectual property rights therein.

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NXP Know-How	All Know-How other than Business Know-How owned by the Seller and/or its Affiliates and which is used within the Business immediately prior to the Closing Date.

Patents	Patents, petty patents, design patents, provisionals, utility models and any applications therefor, including any divisionals, continuations (in part), re-examinations, renewals and re-issues thereof, in any country in the world, as well as any inventions described in invention disclosures.

Software	A code in any programming language contained in any format, including human and machine-readable format.

SPA	As defined in Recital (C).

Any capitalised term used in this Agreement but not defined shall have the same meaning as ascribed thereto in the SPA.

2	INTERPRETATION

2.1	References to persons

References to a person include any individual, company or partnership whether or not having separate legal personality and wherever incorporated or registered.

2.2	References to obligations

2.2.1	Any reference in this Agreement to an obligation of the Seller and/or its Affiliates shall be deemed to incorporate a reference to an obligation on the part of the Seller to procure that the relevant obligation is performed by the relevant Affiliates of the Seller, on and subject to the terms and conditions set out in this Agreement.

2.2.2	Any reference in this Agreement to an obligation of any member of the Group and/or its Affiliates, shall be deemed to incorporate a reference to an obligation on the part of the Group to procure that the relevant obligation is performed by the relevant member(s) of the Group and its Affiliates, subject to the terms and conditions set out in this Agreement.

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2.2.3	Any reference in this Agreement to an obligation of any member of the Group and/or its Affiliates, shall be deemed to incorporate a reference to an obligation on the part of the Group to impart such obligation on any of its or its Affiliates’ successors in interest.

2.2.4	Any reference in this Agreement to an obligation of any member of the Seller and/or its Affiliates, shall be deemed to incorporate a reference to an obligation on the part of the Seller to impart such obligation on any of its or its Affiliates’ successors in interest.

2.3	Legal Terms

In respect of any jurisdiction other than the Netherlands, a reference to any Netherlands legal term shall be construed as a reference to the term or concept which most nearly corresponds to it in that jurisdiction.

2.4	Other References

2.4.1	Whenever used in this Agreement, the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.

2.4.2	Whenever used in this Agreement, the words “as of” shall be deemed to include the day or moment in time specified thereafter.

2.4.3	Any reference in this Agreement to any gender shall include all genders, and words importing the singular shall include the plural and vice versa.

2.5	Drafting Party

No provision of this Agreement shall be interpreted against a Party solely as a result of the fact that such Party was responsible for the drafting of such provision.

2.6	Headings and References

The clause and paragraph headings and table of contents contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

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A reference in this Agreement to a Recital, Clause or Annex is to the relevant Recital to, Clause of or Annex to this Agreement.

2.7	Effective date

The rights and obligations of the Parties under this Agreement will not become effective until the Closing Date.

3	ASSIGNMENT OF A-PATENTS

3.1	Assignment and License Back

3.1.1	Subject to the terms and conditions of this Agreement, the Seller assigns and will procure its Affiliates to assign to the relevant member of the Purchaser’s Parent Group (the “Recipients”), effective as of the Closing Date, all of the Seller’s and — as applicable — the Affiliate’s rights, title and interest in and to the A-Patents.

3.1.2	Dover on behalf of the Purchaser’s Parent Group accepts, as of the Closing Date, the assignment of the A-Patents and hereby grants (and agrees to grant) and on behalf of the Recipients grants (and agrees to grant) to the Seller and its Affiliates, with effect from the transfer of the A-Patents to the Group, a non-exclusive, perpetual, non-transferable (except as set forth in Clause 16), irrevocable, world-wide, royalty-free, fully paid-up license, *******, under the A-Patents, to make, have made, use (in the broadest sense), sell and offer to sell, import and export, promote or commercialise in any other way products and services ********, which license is hereby accepted by the Seller.

3.1.3	*******

3.1.4	*******

3.2	Effectuation

The Seller shall, and shall cause its relevant Affiliates to, execute and deliver all files, assignments, and titles, evidence or authorisations as may be required to effect or to formalise the transfer of the A-Patents, and to assist the Group or Purchaser Parent’s Group entity in recording the A-Patents at the relevant patent registers in the name of the relevant Company of the Group or its designated Affiliate. For the purpose of the registration of the transfer of the legal title to the A-Patents as per Clause 3.1.1 hereof, the Seller and the relevant member of the Purchaser Parent’s Group shall sign a deed of transfer attached substantially in the form of Annex F effective as of the Closing Date.

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3.3	Cost of Assignment

The Group shall bear all costs related to the assignment and transfer of the A-Patents from the Seller to the Group pursuant to Clause 3.1.1 including registration thereof.

3.4	Other Costs

The Group shall bear all costs of prosecution and maintenance of the A-Patents arising after the Closing Date, including any remuneration payable to inventors in accordance with applicable national laws with respect to any of the A-Patents on and after the Closing Date, however, Seller shall be responsible for all costs and obligations under agreements existing as of the Closing Date between the inventors and Seller.

3.5	*******

*******

*******

3.6	No Pre-Closing Rights

It is confirmed that the Group does not acquire any rights accruing from ownership of the A-Patents prior to the Closing Date. Accordingly, the Group shall not have the right to (i) collect royalties with respect to the period up to the Closing Date, or to (ii) sue and to collect damages in respect of any act of infringement committed prior to the Closing Date. The Seller and its Affiliates shall not be obliged to take any action in relation to any third party for any act of infringement prior to the Closing Date.

4	LICENSE UNDER B-PATENTS

4.1	Subject to the terms and conditions of this Agreement, the Seller hereby grants, and shall cause its relevant Affiliates to grant, to the Group and its Affiliates, effective as of the Closing Date, a non-exclusive, perpetual, non-transferable (except as set forth in Clause 16 below), irrevocable, world-wide, royalty-free, fully paid-up license, under the B-Patents, to make, have made, use (in the broadest sense), sell and offer to sell, import and export, promote or commercialise in any other way products and product components ******, which license the Group hereby accepts.

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4.2	As to the “have made” rights listed in Clause 4.1 and ****, these rights are restricted to have products made by a third party solely for the use, sale or other disposal by the Group, subject to the condition that all relevant designs and specifications, including working drawings, for the manufacture of such products are owned and furnished by the Group, and said designs, specifications and working drawings are in sufficient detail, such that no modification by the manufacturer is required other than small adaptations to the production processes and standards normally used by the manufacturer, which changes the characteristics of the products only to a negligible extent.

4.3	******

4.4	******

5	OTHER LICENSES

Reference is made to the commercial agreements included as a Schedule to the SPA for other licenses (referred to therein as the C-Patent, D-Patent and E-Patent lists as attached to the commercial agreements) which under certain circumstances may be granted by the Seller to the Group and/or its Affiliates in the future.

6	********

6.1	********

6.2	********

6.3	*******

6.4	*******

6.5	*******

7	KNOW-HOW

7.1	License Back Business Know-How

Subject to the terms and conditions of this Agreement, the Group hereby grants (and agrees to grant) to the Seller and its Affiliates, effective as of the Closing Date, a non-exclusive, perpetual, non-transferable (except as set forth in Clause 16), irrevocable, world-wide, royalty-free, fully paid-up license, *******, under the Business Know-How, to make, have made, use (in the broadest sense), sell and offer to sell, import and export, promote or commercialise in any other way products and services, to the extent such Business Know-How is available to the Seller and/or its Affiliates outside the Business immediately prior to the Closing Date, *********, which license is hereby accepted by the Seller.

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7.2	License NXP Know-How

Subject to the terms and conditions of this Agreement, the Seller hereby grants to the Group and its Affiliates, effective as of the Closing Date, a non-exclusive, perpetual, non-transferable (except as set forth in Clause 16 below), irrevocable, world-wide, royalty-free, fully paid-up license, *********, under the NXP Know-How, to make, have made, use (in the broadest sense), sell and offer to sell, import and export, promote or commercialise in any other way products within the field of the Business.

8	SOFTWARE

8.1	License Back Business Software

Subject to the terms and conditions of this Agreement, the Group hereby grants (and agrees to grant) to the Seller and its Affiliates, effective as of the Closing Date, a non-exclusive, perpetual, non-transferable (except as set forth in Clause 16), irrevocable, world-wide, royalty-free, fully paid-up license, ********, under the Business Software, to distribute, display, reproduce, copy, perform, modify, use (in the broadest sense), prepare derivative works of and otherwise exploit such Business Software within the business of the Seller and its Affiliates, including the right to make, have made, use (in the broadest sense), sell and offer to sell, import and export, promote or commercialise in any other way products and services based thereon, to the extent such Business Software is available to the Seller and/or its Affiliates outside the Business immediately prior to the Closing Date, *********, which license is hereby accepted by the Seller.

9	DOMAIN NAMES

9.1	Assignment

Subject to the terms and conditions of this Agreement, the Seller hereby assigns to the relevant member of the Purchaser Parent’s Group and shall cause its Affiliates to assign all Domain Names, effective as of the Closing Date.

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9.2	Effectuation

The Seller shall, and shall cause its relevant Affiliates to, execute and deliver all files, assignments, and titles, evidence or authorisations as may be required to effect or to formalise the transfer of the Domain Names, and to assist the Group in recording the Domain Names at the relevant registers in the name of the relevant member of the Purchaser Parent’s Group or its designated Affiliate. For the purpose of the registration of the transfer of the legal title to the Domain Names as per Clause 9.1 hereof, the Seller and the Group shall sign a deed of transfer substantially in the form of Annex G effective as of the Closing Date.

9.3	Costs

The Group shall bear all costs related to the assignment and transfer of the Domain Names from the Seller to the Group pursuant to Clause 9.1 including registration thereof. The Group shall bear all costs of registration and maintenance of the Domain Names arising on and after the Closing Date.

10	PRIOR COMMITMENTS

10.1	In addition to the conditions expressly set forth elsewhere in this Agreement, all rights in or to any Patents, Know-How, Software or Domain Names granted to the Group and/or its Affiliates by assignment, license or otherwise under this Agreement, are subject to any and all prior commitments entered into prior to the Closing Date *******.

10.2	In addition to the conditions expressly set forth elsewhere in this Agreement, ******.

11	*********

*********

12	CONFIDENTIAL INFORMATION

In connection with the disentanglement and assignments to be performed and licenses to be granted by the Seller to the Group under this Agreement, the Seller and/or its Affiliates and the Purchaser Parent Group may disclose certain Confidential Information to each other. The Seller and the Purchaser Parent’s Group shall, and shall cause their Affiliates to, each maintain the confidentiality of such Confidential Information and shall not, and shall cause its Affiliates not to, use, disclose, or otherwise exploit any Confidential Information for any purpose not expressly authorised by this Agreement. For the purpose of this Agreement, the term “Confidential Information” as used herein shall mean all intellectual property licensed under this Agreement or any other data or information that is designated as confidential by the Seller or the Purchaser Parent’s Group. Notwithstanding the foregoing, Confidential Information shall not include information that (i) is publicly available or in the public domain at the time disclosed, or (ii) is or becomes publicly available or enters the public domain through no fault of the Purchaser Parent’s Group.

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13	DISCLAIMER

Other than as represented and warranted in the SPA or otherwise agreed elsewhere in the SPA or this Agreement, the assignments made and licenses granted by the Seller and/or its Affiliates hereunder are on an “as is” basis and that the Seller does not make and hereby expressly disclaims any express, statutory or implied representation or warranty (including any warranties of merchantability, fitness for a particular purpose, title, enforceability or non-infringement). The Parties acknowledge and agree that neither the Seller nor its Affiliates shall have any obligation under this Agreement to maintain, prosecute or file for any Patents, Know-How, Software or any other intellectual property rights, or to provide any upgrades or enhancements thereto to the Group and/or its Affiliates.

14	SPA

Any claim for a breach of any covenants or undertakings of the Seller and/or its Affiliates hereunder or of any of the representations and warranties contained in this Agreement (if any) shall only be enforceable against the Seller and/or its Affiliates in accordance with Clause 13 of the SPA, and liability, and limitations on such liability, in respect of any breach of such covenants, undertakings, representations and warranties shall be determined solely in accordance with the terms of the SPA.

15	TERMINATION

This Agreement may not be terminated by any Party after the Closing Date.

16	ASSIGNMENT AND ******

16.1	Save as explicitly provided otherwise in this Agreement, neither this Agreement nor any right or obligation hereunder is assignable in whole or in part, by operation of Law or otherwise, by any Party without the prior written consent of all other Parties, which consent shall not be unreasonably withheld or delayed, except that each Party may transfer or assign its rights under this Agreement without the consent of the other Parties: (a) to one or more of its current Affiliates or an Affiliate created due to an internal reorganisation; or (b) to a third party merger partner or the purchaser in connection with a merger, consolidation or sale of all or substantially all of its stock directly or indirectly or assets or of any portions of its business to which this Agreement relates.

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16.2	Any license granted to a Party’s Affiliate hereunder will terminate on the date that Person ceases to be an Affiliate of such Party.

16.3	********

16.4	********

17	MISCELLANEOUS

17.1	No licenses are granted except those expressly granted under this Agreement. To the extent an expressly granted license under this Agreement includes the right to practice under one or more Patents that are part of the A-Patents or B-Patents, each such license includes not only Patents in existence as of the Closing Date that are part of the A-Patents and B-Patents, as the case may be, but also: (i) all subsequent divisions, continuations, continuations-in-part (but these only to the extent based on inventions existing as of the Closing Date), re-examinations, re-issues, provisionals, extensions and counterparts relating thereto; (ii) all Patents issuing after the Closing Date that arise from inventions first made, conceived or reduced to practice prior to the Closing Date that are part of the Business Know-How, Business Software, or NXP Know-How, as the case may be; and (iii) all Patent claims entitled to the benefit of a priority date from any of the foregoing Patents.

17.2	This Agreement contains the entire agreement between the Parties to this Agreement relating to the subject matter of this Agreement, to the exclusion of any terms implied by Law which may be excluded by contract, and supersedes any previous written or oral agreement between the parties to this Agreement in relation to the matters dealt with in this Agreement.

17.3	Nothing contained in this Agreement shall be deemed or construed to constitute or create a partnership, association, joint venture or other agency between the Parties.

17.4	No variation of this Agreement shall be binding upon any Party unless made by a written instrument, signed by an authorised signatory of each of the Parties.

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17.5	Save as expressly otherwise stated, this Agreement does not contain any stipulation in favour of a third party (derdenbeding).

17.6	No waiver of any provision of this Agreement shall be effective unless such waiver is in writing and signed by or on behalf of the party entitled to make such waiver.

17.7	All notices or other communications hereunder shall be given in accordance with Clause 17.13 of the SPA.

17.8	The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

17.9	The provisions of this Agreement that by their nature are intended to survive termination or expiration of this Agreement shall so survive.

17.10	Except as otherwise set forth herein or in the SPA, each Party shall pay its own legal, accounting and other expenses incidental to this Agreement and the consummation of the transactions contemplated thereby.

17.11	This Agreement and the documents to be entered into pursuant to it, save as expressly otherwise provided therein, shall be governed by and in accordance with the laws of the Netherlands, without regard to the conflict of laws principles thereof. Any action or proceeding in respect of any claim arising out of or related to this Agreement shall be solely conducted by the Seller and the Purchaser Parent’s Group in accordance with the procedure provided in Clause 18.2 of the SPA.

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AGREED AND SIGNED ON 22 DECEMBER 2010 BY:

NXP B.V.

By:	/s/ Ted Arnstein	/s/ Mark Hamersma
	Ted Arnstein	Mark Hamersma
Title:	Senior Vice President

NXP SEMICONDUCTORS BEIJING LIMITED

By:
Title:

NXP SEMICONDUCTORS AUSTRIA GMBH

By:
Title:

DOVER CORPORATION

By:	/s/ Peter Marshall
Peter Marshall
Title:	Proxy Holder

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Annex A — ***

Annex B — ***

Annex C — ***

Annex D — ***

Annex E — ***

Annex F — ***

Annex G — ***

Schedule 13	TRANSITIONAL SERVICES AGREEMENT

1

Transitional Services Agreement

relating to

the Sound Solutions business of NXP

between

NXP B.V.

and

KNOWLES ELECTRONICS, LLC

dated         [—] 2010

P.O. Box 75084 1070 AB Amsterdam The Netherlands

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9	LIMITATION ON LIABILITY	13

9.1	Aggregate liability	13

9.2	No liability	13

10	FORCE MAJEURE	14

10.1	Notification	14

10.2	Termination	14

11	TEMPORARY SHUTDOWNS	14

11.1	Suspension	14

11.2	Information and consultation	14

11.3	Replacement Services	15

11.4	Permanent interruption	15

12	TERM AND TERMINATION	15

12.1	Term	15

12.2	Termination	16

12.3	Effect of Termination of a Service	17

12.4	Effect of Termination of this Agreement	17

12.5	Clauses to survive termination	18

13	MISCELLANEOUS	18

13.1	Confidentiality	18

13.2	Entire agreement	18

13.3	No assignment	19

13.4	Waiver	19

13.5	Amendment	19

13.6	Third party rights	19

13.7	Rescission	19

13.8	Costs	19

13.9	Notices	19

13.10	Invalidity	20

13.11	Counterparts	21

13.12	Dispute resolution	21

13.13	Governing law	21

Schedules

Schedule 1	Definitions

Schedule 2	Transitional Services to Purchaser

Schedule 3	Transitional Services to Seller

Schedule 4	Change Request Form

Schedule 5	Obligations Project Manager

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TRANSITIONAL SERVICES AGREEMENT

THE UNDERSIGNED:

(1)	NXP B.V., a private limited liability company incorporated under the laws of the Netherlands, with corporate seat in Eindhoven, the Netherlands, having its address at High Tech Campus 60, 5656 AG Eindhoven, the Netherlands, (the “Seller”),

and

(2)	Knowles Electronics, LLC, [—], having its address at [—], [—], (the “Purchaser”),

WHEREAS:

(A)	On [—] 2010, Seller and Purchaser, entered into the Sale and Purchase Agreement (the “Principal Agreement”) relating to the sale and transfer to Purchaser of the Business.

(B)	As a consequence of the sale of the Business the Group Entities require the continued provision after Closing, on a transitional basis, of certain limited IT services by certain members of Seller’s Group to be provided on the terms and conditions of this agreement (the “Agreement”) [and Seller’s Group requires the continued provision after Closing, on a transitional basis, of a limited set of services by certain members of the Group to be provided on the terms and conditions of this Agreement].

(C)	Schedule 2 to this Agreement sets out (i) the services to be provided to the relevant members of the Group and (ii) any further conditions under which such services shall be provided.

(D)	[Schedule 3 to this Agreement sets out (i) the services to be provided to the relevant members of Seller’s Group and (ii) any further conditions under which such services shall be provided.]

IT IS AGREED AS FOLLOWS

1	INTERPRETATION

In this Agreement, unless the context otherwise requires, the provisions in this Clause 1 apply throughout.

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1.1	Definitions

Capitalised words, including those used in the introduction and recitals to this Agreement, shall have the meanings set out in the Principal Agreement, unless expressly stated in Schedule 1 or otherwise in this Agreement.

1.2	References to persons

References to a person include any individual, company or partnership whether or not having separate legal personality and wherever incorporated or registered.

1.3	Headings and references to Clauses, Schedules and Paragraphs

1.3.1	Headings have been inserted for convenience of reference only and do not affect the interpretation of any of the provisions of this Agreement.

1.3.2	A reference in this Agreement to:

(a)	a Clause or Schedule is to the relevant Clause of or Schedule to this Agreement; and

(b)	a Paragraph is to the relevant Paragraph of the relevant Schedule.

1.4	Information

References to books, records or other information include books, records or other information stored in any form including paper, magnetic media, films, microfilms, electronic storage devices and any other data carriers.

1.5	Legal terms

In respect of any jurisdiction other than the Netherlands, a reference to any Netherlands legal term shall be construed as a reference to the term or concept which most nearly corresponds to it in that jurisdiction.

1.6	Other references

1.6.1	Whenever used in this Agreement, the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.

1.6.2	Whenever used in this Agreement, the words “as of” shall be deemed to include the day or moment in time specified thereafter.

1.6.3	Any reference in this Agreement to any gender shall include all genders, and words importing the singular shall include the plural and vice versa.

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1.7	Drafting Party

No provision of this Agreement shall be interpreted against a Party solely as a result of the fact that such Party was responsible for the drafting of such provision.

1.8	Relation between the Principal Agreement and the Agreement

To the extent that the provisions of this Agreement are inconsistent with provisions of the Principal Agreement:

1.8.1	the provisions of the Principal Agreement shall prevail; and

1.8.2	Seller and Purchaser shall adjust, so far as permissible under the Laws of the relevant jurisdiction, the provisions of this Agreement to the extent necessary to give effect to the provisions of the Principal Agreement.

1.9	Interaction of the Schedules and the remainder of this Agreement

In the event of any conflict between the provision of a Schedule and Clauses 1 through 13 of this Agreement (the “Front End of the Agreement”), the Schedule shall override any conflicting provision of the Front End of the Agreement.

1.10	Meaning of Supplier and Receiver

1.10.1	If the Supplier is Seller or a member of the Seller’s Group any obligation of the “Supplier” or benefit expressed to be conferred on the “Supplier” under this Agreement shall either be an obligation on, or a benefit conferred on, (as the case maybe), Seller itself if it is the Supplier, or Seller shall procure that the relevant member of the Seller’s Group complies with the relevant obligation and Seller shall be entitled to enjoy the benefit conferred on any member of the Seller’s Group as trustee for the relevant member of the Seller’s Group (as the case maybe).

1.10.2	[If the Receiver is Seller or a member of the Seller’s Group any obligation of the “Receiver” or benefit expressed to be conferred on the “Receiver” under this Agreement shall either be an obligation on, or a benefit conferred on, (as the case maybe), Seller itself if it is the Receiver, or Seller shall procure that the relevant member of the Seller’s Group complies with the relevant obligation and Seller shall be entitled to enjoy the benefit conferred on any member of the Seller’s Group as trustee for the relevant member of the Seller’s Group (as the case maybe).]

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1.10.3	[If the Supplier is the Purchaser or a member of the Purchaser’s Group any obligation of the “Supplier” or benefit expressed to be conferred on the “Supplier” under this Agreement shall either be an obligation on, or a benefit conferred on, (as the case maybe), the Purchaser itself if it is the Supplier, or the Purchaser shall procure that the relevant member of the Purchaser’s Group complies with the relevant obligation and the Purchaser shall be entitled to enjoy the benefit conferred on any member of the Purchaser’s Group as trustee for the relevant member of the Purchaser’s Group (as the case maybe).]

1.10.4	If the Receiver is the Purchaser or a member of the Purchaser’s Group any obligation of the “Receiver” or benefit expressed to be conferred on the “Receiver” under this Agreement shall either be an obligation on, or a benefit conferred on, (as the case maybe), the Purchaser itself if it is the Receiver, or the Purchaser shall procure that the relevant member of the Purchaser’s Group complies with the relevant obligation and the Purchaser shall be entitled to enjoy the benefit conferred on any member of the Purchaser’s Group as trustee for the relevant member of the Purchaser’s Group (as the case maybe).

2	SUPPLY OF THE SERVICES

2.1	Services

2.1.1	The Supplier agrees to supply each of the Services set out against its name in Schedule 2 [or Schedule 3, as the context requires,] to the relevant Receiver set out in Schedule 2 [or Schedule 3, as the context requires,] and the Receiver shall receive and accept the Services from the relevant Supplier, in accordance with the terms of, and the Description set out in, this Agreement.

2.1.2	If a Service includes payroll services, the Supplier will act as a paying agent for the Receiver. The Receiver will reimburse the Supplier within 5 working days for any payments made pursuant to such payroll service.

2.2	Sub-contractors

Each party may, and may allow any relevant Supplier to, appoint one or more suitably qualified sub-contractors to supply one or more of the Services, provided such sub-contractors shall be subject to the provisions of Clauses 7, 8.4.1 and 13.1.

2.3	Standard

2.3.1

Each Supplier agrees to provide each Service with the same care and skills as such Service would be performed in accordance with the Seller’s Group’s internal business standards. No Supplier shall be under an obligation to supply any extension or development of any Service beyond the standard and scope

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of such Service or similar service as set out in the Description of the Services, nor any Service at a level of demand which exceeds the level of demand for that Service or similar service.

2.3.2	In addition, if any Supplier amends or develops the standard and scope of any service it provides in its own business or to any other member of the Supplier Group which is of a similar nature to any Service, each party may, and may allow such Supplier to, make similar amendments or developments to the standard and scope of such Service, provided that (i) each Supplier shall, within a reasonable period, notify the relevant Receiver in writing of the amendment or development and (ii) the standard and scope of such amended or developed Service is not, when considered overall, lower than the standard and scope of the service of a similar nature provided to other members of the Supplier Group.

2.4	Failure or omission to agree

If the parties have not prior to the Commencement Date agreed any Term Sheet for a service reasonably required by the other party they shall, subject always to the remaining provisions of this Agreement, use their reasonable endeavours to agree it and the relevant party shall use its reasonable endeavours to provide those services to the other party at the reasonable cost of the other party until that Term Sheet is agreed.

2.5	Temporary shortage

In the event that there is a temporary shortage in the availability of a Service, the Supplier shall, to the extent available, allocate such Service fairly between the Receiver and any other recipients of such Service, provided that Receiver shall have no obligation for any Charge or other costs in respect of the portion of the Service it does not receive.

3	CHARGES, INVOICE AND PAYMENT

3.1	Charge

3.1.1	The relevant Receiver shall pay to the relevant Supplier the Charge in respect of each Service.

3.1.2	The Charges shall be calculated on the basis stipulated in a Schedule for such Service, or in the absence thereof, on the basis of fully loaded costs plus 5%, and do not include any value added tax or other applicable sales tax or duty, which, if applicable, shall be added thereto and paid by the relevant Receiver following receipt of an appropriate tax invoice.

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3.1.3	Any additional or unexpected costs reasonably incurred by the Supplier in excess of the Price in supplying any Service resulting from change requests by the other party or the relevant Receiver shall be charged to such other party notwithstanding that such costs are not referred to in the relevant Schedule.

3.2	Invoice and payment

3.2.1	The Charges shall be invoiced on a monthly basis, in arrear for the relevant calendar month. The relevant Receiver shall pay each invoice at the end of the month following the month of the invoice date by way of transfer to the bank or giro account indicated by the Supplier (in the invoice or otherwise), unless otherwise informed in a timely manner by the Supplier.

3.2.2	If an invoice has not been paid by the due date, the Receiver shall pay to the Supplier interest on the overdue amount at the Dutch statutory rate. Interest shall accrue from the date on which the default commences, up to and including the date on which it ends. Interest shall not be due to the extent that the default in payment is attributed to the Supplier or a person for whom it is liable.

3.2.3	Each invoice shall be paid in full without any set-off, restriction or deduction. The costs of making the payment shall be for the account of the party making the payment. All payments under this Agreement are made in the local currency of the country in which the Services are provided, as specified in Schedule 2 [or Schedule 3, as the context requires].

3.2.4	In the event that the relevant Receiver considers the invoice incorrect or any amount not to be due, the Receiver shall pay all undisputed amounts and notify the relevant Supplier in writing of the disputed item(s), together with the reasons therefor, as soon as reasonably possible and in any event within 5 Business Days after the relevant Receiver becomes aware of the disputed item(s). The parties shall use reasonable endeavours to resolve the dispute within 20 Business Days of receipt by the relevant Supplier of the aforementioned written notice, falling which Clause 13.12 shall apply.

4	EMPLOYEES

[To the extent Relevant Employees, as defined in the Principal Agreement, have not yet been transferred to Purchaser at Closing, Seller shall cause its relevant employer entity to keep the Relevant Employees for a maximum of 2 months on its payroll for the sole benefit and at the cost of Purchaser.]

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5	IT

5.1	Objectives

The parties shall use their reasonable endeavours to achieve the following objectives:

5.1.1	the continuity of the IT and communications services supplied to the Group during a limited transitional period; and

5.1.2	the absence of any material adverse impact on the IT operations (taken as a whole) of the Group or of Seller’s Group due to transition.

5.2	Obligations Purchaser

In relation to any Transitional IT Service, the Purchaser agrees that it shall, and shall procure that any Receiver within Purchaser’s Group shall:

5.2.1	not decommission, replace or change its information technology or communications systems or other services without Seller’s prior written consent, if this will materially adversely affect Seller’s ability to perform, or lead to unrecoverable costs to Seller of performing, its obligations under this Agreement;

5.2.2	comply with and accept any operational, technical or architectural change Seller (or its third party suppliers) implements generally in relation to any Transitional IT Service, provided that change does not materially adversely affect the Group; and

5.2.3	co-operate with any reasonable request of Seller or any third party supplier of an Transitional IT Service in the event that Seller or such third party suppliers requires unplanned changes or interruption to or affecting a Transitional IT Service or the manner in which a Transitional IT Service is configured or delivered.

5.3	SOx IT general controls

To the extent Seller uses IT systems that are within the scope of the SOx IT general controls, Purchaser shall rely on the outcome of the SOx testing on those systems which are tested by KPMG. For the avoidance of doubt, the Purchaser will not be entitled to its own independent testing, provided, however, the Purchaser will have access to KPMG in order to discuss their scope and findings if required as part of the Purchaser’s SOx compliance.

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6	PROJECT MANAGEMENT

Within five Business Days following the date of this Agreement, each of the parties shall nominate a project manager to manage and coordinate their respective obligations under this Agreement and to act as the primary contact between them for that purpose (a “Project Manager”). A non-exhaustive list of such obligations of the parties under this Agreement is set out in Schedule 5. Neither party may replace its Project Manager (except on a temporary and urgent basis) without obtaining the other’s prior written approval of the replacement, such approval not to be unreasonably withheld or delayed. The Project Managers shall meet (in person or by telephone) no less frequently than once per month. Where a Project Manager is absent due to holiday or illness, the relevant party shall arrange for a suitable delegate to attend such meetings. Immediately following the nomination of the Project Managers, the parties shall work together to establish a joint IT transition project team (the “Team”).

7	IT SECURITY AND DATA

7.1	IT Security

7.1.1	Seller and Purchaser shall comply and shall ensure that all persons providing and receiving Services with regard to the IT network provided by a Supplier to a Receiver in accordance with Schedule 2 [or Schedule 3, as the context requires,] respectively comply with the Supplier’s IT security policy and network standards as amended from time to time as such pertain to the Services being provided.

7.1.2	The parties shall enter into, or shall procure that the Receivers shall enter into, any ancillary agreements relating to IT security and do such other things reasonably required by such policy and standards for any software, equipment, data or services which may be connected to the relevant Supplier’s telecommunications network or computing equipment. Each party shall, for the purpose of protecting the security of the other party’s telecommunications network and computing equipment, each maintain appropriate security procedures to protect its own network from any unauthorised third party access and to reasonably ensure that all programs and data used on such network or computing equipment will be free from all types of computer viruses.

7.2	Unauthorised access

7.2.1	Neither party shall use the other’s network for any improper purpose, including any purpose which could expose the other party to risk, including by way of example only:

(a)	in breach of any applicable laws;

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(b)	for the purpose of gaining or attempting to gain access to the other party’s data or to other networks other than exclusively for the purpose of receiving or providing the Services; or

(c)	for the purpose of carrying data for the benefit of a third party.

7.3	No access to networks

Neither party shall have access to the systems, networks, services nor data of the other party except as may be necessary to provide or receive Services.

8	INTELLECTUAL PROPERTY, LICENCES AND CONSENTS

8.1	Licences and consents

8.1.1	Where the provision of any of the Services requires a licence or consent from a third party, Supplier shall use its reasonable efforts to procure that such a licence or consent is granted and Receiver shall provide Supplier with all reasonable assistance required in this regard. Where any third party requires or has required Supplier to pay any further sum in respect of or in order to obtain such licence or consent and where Seller or Supplier has paid any such sum, Receiver shall pay such further sum, in the proportion to be shared equally with any other recipients in respect of which such further sum also applies, to Supplier forthwith (including for the avoidance of doubt any VAT, sales and any other equivalent local tax or duty), and any agreement with such third party made or executed after the Commencement Date relating to such payments shall only be made with the prior written consent of Receiver (such consent not to be unreasonably withheld or delayed).

8.1.2	Where, despite Supplier’s reasonable efforts, a licence or consent is not granted or a granted licence or consent has been withdrawn, Supplier shall procure that the relevant Receiver is immediately notified that such a licence or consent has not been or is no longer granted. The Service which required such licence or consent shall immediately terminate, the Supplier shall no longer be under any obligation to provide any such Service and the relevant Supplier shall not have any liability to the relevant Receiver or its Affiliates with respect to such Service.

8.2	Receiver’s indemnification

The Receiver shall not, wilfully do or omit to do anything which would result in the Supplier or its Affiliates being in breach of any of its or their obligations under any agreement with a third party in connection with (the provision of) a Service of which Receiver has been advised in writing by Supplier and the

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Receiver shall indemnify the Supplier and its Affiliates in full in respect of any loss or damage it or they may suffer as a result of any such act or omission.

8.3	Receiver’s rights

Nothing in this Agreement shall be construed to give any party any right, title or interest in Intellectual Property rights of the other party or its Affiliates. The Principal Agreement and any agreements regarding the use of Intellectual Property entered into pursuant to it (apart from this Agreement) shall prevail over this Agreement in relation to the Receiver’s rights to use or receive any assignment or licence of Intellectual Property. Receiver’s rights to use Intellectual Property rights owned or used by Supplier and provided to the Receiver pursuant to this Agreement shall be limited to its rights to receive the Services as set out in this Agreement. For the avoidance of doubt, the Receiver does not have a right to sub-license or assign any such Intellectual Property rights unless otherwise expressly provided herein or in the Principal Agreement or any agreements regarding the use of Intellectual Property entered into pursuant to it.

8.4	Compliance

8.4.1	No party shall do or omit to do or authorise any third party to do or omit to do any act, which act or omission, to the knowledge of such party, would or might invalidate the Intellectual Property, or be inconsistent with the rights, ownership or use (as the case may be) of Intellectual Property, of the other party. Purchaser and Seller shall procure that each of the Receivers and the Suppliers, respectively, comply with this Clause.

9	LIMITATION ON LIABILITY

9.1	Aggregate liability

Without detracting from any other limitation of liability under this Agreement (including, any specific limitations of liability set out in any Term Sheet), the aggregate liability of a Supplier or its Affiliates for claims for breach of this Agreement, including pursuant to failure to supply a Service in accordance with the terms of this Agreement (“Supply Failure”), shall be limited to the total Charges paid for the Service or part thereof to which the breach relates from the Commencement Date to the date of breach.

9.2	No liability

9.2.1	Without prejudice to Clauses 10 and 11, Suppliers or its Affiliates shall not be liable in respect of any Supply Failure arising from a failure to obtain, or a

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withdrawal of, a consent or licence of a third party as set out in Clauses 8.1.1 and 8.1.2.

9.2.2	No party shall be liable under this Agreement to any other party in respect of any loss of production, loss of profit, loss of revenue, loss of contract, loss of goodwill, loss of claim or any (other) indirect or consequential losses.

10	FORCE MAJEURE

10.1	Notification

In the event of Force Majeure (‘overmacht’) affecting the ability of a Supplier to supply any Service, that party shall notify the other party in writing as soon as reasonable possible after becoming aware thereof. For the period of such Force Majeure, the affected Supplier will be relieved of its obligations under this Agreement in respect of such Service and the relevant Receiver shall have the right to obtain elsewhere at its own risk and cost such quantities of a service similar to the Service in question to cover its requirements during the period of Force Majeure. The relevant Supplier shall provide the relevant Receiver all reasonable assistance required in this regard. The relevant Receiver shall be relieved of its obligations under this Agreement for any payments in respect of such Service during the period of Force Majeure.

10.2	Termination

If, due to Force Majeure, a Service is not provided in accordance with this Agreement for a consecutive period of one calendar month, the Receiver may give written notice of the immediate termination of this Agreement in respect of such Service.

11	TEMPORARY SHUTDOWNS

11.1	Suspension

In the event of a Temporary Shutdown of Facilities affecting the supply of any Service, Supplier shall, acting in each case as a reasonable and prudent operator, for the period of such shutdown have the right to suspend temporarily the provision of such Service.

11.2	Information and consultation

The relevant Supplier shall, timely inform, and consult with, Receiver in respect of (i) the likely duration of such shutdown, (ii) the effect which such shutdown will have on the provision of the relevant Services in accordance with this Agreement and (iii) when the provision of such Services is likely to be resumed.

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The relevant Supplier shall use reasonable endeavours (i) to minimise interruptions to the provision of the relevant Services, but shall not be obliged to procure the provision of a replacement service from third parties, and (ii) to resume performance to the extent possible, as soon as practicable after the end of the relevant Temporary Shutdown of Facilities.

11.3	Replacement Services

Where required by receiver, the relevant Supplier shall use reasonable efforts to make good any shortfall in the supply of a Service as a result of the Temporary Shutdown of Facilities and, in such event, the relevant Receiver shall receive and accept any such replacement Services. For the avoidance of doubt, any affected Receiver shall have the right to obtain services similar to the Services in question elsewhere at its own risk and cost to cover its requirements during any period of Temporary Shutdown of Facilities. The affected Receiver shall be relieved of its obligations under this Agreement for any payments in respect of any portion of such Service not provided during any period of Temporary Shutdown of Facilities or any Service for which the affected Receiver has obtained services similar to the Services in question.

11.4	Permanent interruption

If the Temporary Shutdown of Facilities causes interruption to Services for a consecutive period of one calendar month, performance of such Services shall be deemed to be impossible on a permanent basis.

12	TERM AND TERMINATION

12.1	Term

12.1.1	This Agreement shall commence on the Commencement Date and shall, subject to the provisions for early termination set out herein, continue in force until the last of the Term Sheets terminates or expires.

12.1.2	Unless previously terminated in accordance with this Agreement, the provision of each Service shall cease upon the expiry of the Transition Period in relation to that Service. Unless otherwise agreed between the parties, each Service shall be provided for a maximum period of 6 months after the Commencement Date, subject to earlier termination under Clause 12.2. Where any Term Sheet expires or terminates, the parties agree that any other Services which are dependent on the Term Sheet being terminated or expiring shall be deemed to terminate or expire on the same date as that terminating or expiring Term Sheet.

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12.1.3	Either party may request, by providing the other party with a written notice at least 1 month prior to the expiry of the Transition Period in relation to the relevant Service(s), to continue to use one or more Services for a period that will exceed the Transition Period. The other party may, at its sole discretion, decide to continue to provide such Service(s).

12.1.4	Either party may request, by providing the other party with a written notice at least 1 month prior to the expiry of the Transition Period in relation to the relevant Service(s), to add one or more Services, by using the change request form as set out in Schedule 4. The other party may, at its sole discretion, decide to provide such Service(s).

12.1.5	The rates for the Services under Clauses 12.1.3 and 12.1.4 shall be, unless otherwise agreed between the parties, charged on commercial terms (to be negotiated) by the party providing the Service to the other under this Agreement. The scope of the Services under Clauses 12.1.3 and 12.1.4 shall be negotiated in good faith on terms and conditions to be agreed upon between the parties hereto.

12.1.6	This Agreement shall remain in force to each Service which is continued after the Transition Period until new terms and conditions are agreed upon and have taken effect.

12.2	Termination

12.2.1	Either the Supplier or Receiver of a Service may terminate a Service, or part or all of the Service provided under a Term Sheet, by providing the other party with at least 3 months written notice.

12.2.2	Either party to a Term Sheet (the “Terminating Party”) may terminate a Service with immediate effect by written notice to the other party to the relevant Term Service (the “Defaulting Party”) on or at any time after a material breach by the Defaulting Party of any of its obligations under this Agreement relating to that Term Sheet which (if the breach is capable of remedy) the Defaulting Party has failed to remedy within 15 Business Days after receipt of notice in writing of the breach from the Terminating Party requiring the Defaulting Party to do so.

12.2.3	Without prejudice to any of its other rights and obligations, each party may terminate this Agreement with immediate effect by notifying the other party in writing if:

(a)	the other party, or any of its Affiliates, has ceased to exist or has been dissolved;

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(b)	the other party, or any of its Affiliates, has been declared bankrupt, or has been granted suspension of payments, on a temporary basis or otherwise, or the other party, or any of its Affiliates, has lost the free management or disposal of its property in any other way, the foregoing irrespective of whether that situation is irrevocable;

(c)	the other party, or any of its Affiliates, has offered its creditors a composition in or outside a bankruptcy or suspension of payments; or

(d)	the other party’s business, or the business of any of its Affiliates, has been discontinued,

provided that this Agreement may only be terminated in respect of an event as aforementioned affecting any Affiliate of the other party for the Service or Services relating to such Affiliate.

12.3	Effect of Termination of a Service

12.3.1	Upon termination of the supply of any Service under this Agreement in accordance with the terms of this Agreement all rights and obligations of the parties in respect of that Service only shall cease to have effect except that termination shall not affect:

(a)	accrued rights and obligations of the parties in respect of that Service at the date of termination (but for the avoidance of doubt the Supplier is not obliged to comply with any orders to the extent they relate to the period after termination); and

(b)	the continued existence and validity of the rights and obligations of the parties under those Clauses listed in Clause 12.5 and any provisions of this Agreement necessary for the interpretation or enforcement of this Agreement.

12.3.2	For the avoidance of doubt, the termination of the supply of any Service under this Agreement shall not affect the parties’ rights and obligations in respect of other Services supplied under this Agreement.

12.4	Effect of Termination of this Agreement

12.4.1	Upon termination of this Agreement all rights and obligations of the parties shall cease to have effect immediately except that termination shall not affect:

(a)	accrued rights and obligations of the parties under this Agreement at the date of termination (but for the avoidance of doubt the Supplier is

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not obliged to comply with any orders to the extent they relate to the period after termination); and

(b)	the continued existence and validity of the rights and obligations of the parties under those Clauses listed in Clause 12.5 and any provisions of this Agreement necessary for the interpretation or enforcement of this Agreement.

12.5	Clauses to survive termination

Clauses 3.1, 3.2, 8, 9, and 13 shall survive the expiration of this Agreement or termination of this Agreement for whatever cause.

13	MISCELLANEOUS

13.1	Confidentiality

Each party shall not, and shall procure that its Affiliates shall not, use or disclose, unless the performance or enforcement of this Agreement so requires, any information which relates to the other party or any of its Affiliates or their activities or products, including information concerning suppliers and customers and other relationships and proprietary know-how, and which has been obtained in the provision of the Services, excluding (i) information that is or has become part of the public domain through no fault of the recipient, (ii) information that has been lawfully acquired by the recipient from a third party on a non-confidential basis and (iii) information that has been conceived or generated by the recipient independently of the information received from the other party, provided that information conceived or generated by the Group Entities shall, for purposes of this provision, be deemed received from the Purchaser.

13.2	Entire agreement

13.2.1	This Agreement together with the Principal Agreement contains the entire agreement between the parties relating to the subject matter of this Agreement, to the exclusion of any terms implied by Law which may be excluded by contract, and supersedes any previous written or oral agreement between the parties in relation to the matters dealt with in this Agreement.

13.2.2	The Purchaser acknowledges that it has not been induced to enter into this Agreement by any representation, warranty or undertaking not expressly set out in this Agreement.

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13.3	No assignment

Except as otherwise expressly provided in this Agreement, no party to this Agreement may, unless with the prior written consent of the parties, assign, grant any security interest over or otherwise transfer, in whole or in part, any of its rights and obligations under this Agreement.

13.4	Waiver

No waiver of any provision of this Agreement shall be effective unless such waiver is in writing and signed by or on behalf of the waiving party.

13.5	Amendment

No amendment of this Agreement shall be effective unless such amendment is in writing and signed by or on behalf of each of the parties.

13.6	Third party rights

Save as expressly otherwise stated, this Agreement does not contain a stipulation in favour of a third party (‘derdenbeding’).

13.7	Rescission

Each party waives its right to rescind (‘ontbinden’) or cancel this Agreement on the basis of Sections 6:265 or 6:228 of the Netherlands Civil Code.

13.8	Costs

Unless the Principal Agreement or this Agreement provides otherwise, all costs which a party has incurred or must incur in preparing, concluding or performing this Agreement are for its own account.

13.9	Notices

13.9.1	Any notice in connection with this Agreement and any other agreement that is connected with this Agreement (unless the parties expressly agree otherwise) (a “Notice”) shall be:

(a)	in writing;

(b)	in English; and

(c)	delivered by hand, email, facsimile or courier using an internationally recognised courier company.

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13.9.2	A Notice to Seller shall be sent to Seller at the following address, or such other person or address as Seller may notify to Purchaser from time to time:

Name:	NXP B.V.

Address:	High Tech Campus 60

5656 AG Eindhoven

Country:	The Netherlands

Fax:	+31 40 27 29658

Email:	charles.smit@nxp.com

Attention:	Mr Charles Smit

13.9.3	A Notice to Purchaser shall be sent to Purchaser at the following address, or such other person or address as Purchaser may notify to Seller and Seller from time to time:

Name:	[Knowles Electronics, LLC]

Address:	[—]

Country:	[—]

Fax:	[—]

Email:	[—]

Attention:	[—]

13.9.4	A Notice shall be effective upon receipt and shall be deemed to have been received:

(a)	at the time of delivery, if delivered by hand, or courier;

(b)	at the time of transmission in legible form, if delivered by fax or email.

13.10	Invalidity

If any provision in this Agreement shall be held to be illegal, invalid or unenforceable, in whole or in part, under any Law:

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13.10.1	such provision or part shall to that extent be deemed not to form part of this Agreement but the legality, validity or enforceability of the remainder of this Agreement shall not be affected;

13.10.2	Seller and Purchaser shall use reasonable efforts to agree a replacement provision that is legal, valid and enforceable to achieve so far as possible the intended effect of the illegal, invalid or unenforceable provision.

13.11	Counterparts

This Agreement may be entered into in any number of counterparts, all of which taken together shall constitute one and the same instrument. Seller and Purchaser may enter into this Agreement by signing any such counterpart.

13.12	Dispute resolution

All disputes which may arise out of or in connection with this Agreement, including the existence and validity thereof, shall be resolved in accordance with Clause 18.2 (Forum) of the Principal Agreement.

13.13	Governing law

This Agreement and the documents to be entered into pursuant to it, save as expressly otherwise provided therein, shall be governed by and construed in accordance with the Law of the Netherlands.

[SIGNATURE PAGE FOLLOWS:]

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on [—] for and on behalf of Seller:

NXP B.V.

Name:	Name:
Title:	Title:

on [—] for and on behalf of Purchaser:

Knowles Electronics, LLC

Name:	Name:
Title:	Title:

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Schedule 1 Definitions

(Clause 1.1)

“Affiliates” with respect to any person, any other person that, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such person and “Affiliate” means any one of them or the relevant one of them, as the context requires;

“Charges” means, in relation to a Service, the charges set out in Schedule 2 [or Schedule 3, as the context requires];

“Commencement Date” means the date of signature of this Agreement by all parties thereto;

“Description” means, in relation to a Service, the description set out in relation to such Service in Schedule 2 [or Schedule 3, as the context requires];

“Force Majeure” means any circumstance beyond the reasonable control of Seller or a Supplier including:

(a)	fire, flood, explosion, war, riots, government action or inaction or a request of any governmental, regulatory or administrative authority;

(b)	inability to obtain, or shortage of, fuel, water, power, gas, equipment, transportation or materials, or accident to, or breakage of, machinery or apparatus, where Seller or the Supplier is acting and has acted as a reasonable and prudent operator;

(c)	emergency Temporary Shutdown of Facilities; or

(d)	strikes or labour disputes;

“Front End of the Agreement” shall have the meaning given to it in Clause 1.9.

“Intellectual Property” means trade marks, service marks, trade names, domain names, logos, patents, design rights, copyrights, semi-conductor topography rights, database rights, plant variety rights and all other similar rights in any part of the world (including know-how) including, where such rights are obtained or enhanced by registration, any registration of such rights and applications and rights to apply for such registrations;

“Project Manager” shall have the meaning given to it in Clause 6.

“Purchaser” has the meaning set forth in the introduction of this Agreement;

“Receivers” means all those members of the Receiver Group identified in relation to a Service in Schedule 2 [or Schedule 3, as the context requires] as a receiver of such Service and “Receiver” means any one of them or the relevant one of them, as the context requires;

“Receiver Group” means Purchaser and its Affiliates;

“Seller” has the meaning set forth in the introduction of this Agreement;

“Service” means the service set out in each Term Sheet;

“Supplier Group” means Seller and its Affiliates;

“Suppliers” means all those members of the Supplier Group identified in Schedule 2 [or Schedule 3, as the context requires] as a supplier in a relevant country, and any Affiliates of such suppliers who will be providing any of the Services on behalf of such suppliers, and “Supplier” means any one of them or the relevant one of them, as the context requires;

“Supply Failure” has the meaning given in Clause 9.1;

“Team” shall have the meaning given to it in Clause 6.

“Temporary Shutdown of Facilities” means the temporary shutdown, for improvement, maintenance and/or updating purposes or similar purposes, and any scheduled shutdowns for vacation periods, of any facilities of any members of the Supplier Group or of any other person, in each case used for the provision of any Services or the support of such Services;

“Term Sheet” means the relevant details in relation to each Service set out in Schedule 2 [or Schedule 3, as the context requires]; and

“Transitional IT Service” means any transitional Service provided by the Seller’s Group in relation to information technology or communications services as described in the Term Sheets contained in Schedule 2;

“Transition Period” means, in relation to a Service, the transition period set out in relation to such Service in Schedule 2 [or Schedule 3, as the context requires].

Schedule 2	Transitional Services to Purchaser

FUNCTION		SERVICE/ SUBFUNCTION

NXP UID	NXP COUNTRY		NXP ORU

SERVICE PROVIDER (MAG/DESCRIPTION)		SERVICE RECEIVER (DECOY COUNTRY/ LEGAL ENTITIY)

START MONTH	EXPECTED DURATION IN MONTHS		TERMINATION MONTH

FTE	NOTICE PERIOD IN MONTHS		COST TYPE (COGS, R&D, SG&A)

SERVICE DESCRIPTION	DETAILS OF AGREED SERVICES CONTAINED IN ATTACHMENT TO THIS SCHEDULE 2

MONTHLY COST IN FUNCTIONAL CURRENCY	FUNCTIONAL CURRENCY		TOTAL COST UNTIL EXPECTED TERMINATION DATE

NXP RESPONSIBLE CONTROLLER		DECOY RESPONSIBLE CONTROLLER

NXP RESPONSIBLE PERSON		DECOY RESPONSIBLE PERSON

DATE		DATE

SIGNATURE		SIGNATURE

Service ID	Function	Service/ Sub function	Detailed service description	Type of TSA	Country specific or Corporate service	Service provider (function, legal entity, country)	Service Recipient (function, legal entity, country)	Start Date (date)	Duration (months)	Cost In USA as per month	Dependencies on other Services (incl Services IDs of related services # available)	Responsible contact a Service provider
XXX_+

IT001	IT Generic (SUM)	IT mail, WAN, telecom, HACS, etc	Generic IT services - includes service for storage, network (WAN), mail, intranet, voice equipment, etc.	TSA	Corporate IT	IT, NXP B.V. (Netherlands) NL63231837	Operations, Newco US	apr-11	6	65	Max of 6 month, Min. 3 month. In between (if TSA is ended) the grace costs.	Johan de Groote

IT002	IT Generic Covering the Grace cost.									26		Johan de Groote

IT003	IT BP&A	SPEED1, EDI, reports.	See for application overview KIP report data-room	TSA	Corporate IT	IT, NXP B.V. (Netherlands) NL63231837	Operations, Newco US	apr-11	12	61	Max of 12 month, Min. 6 month. In between (if TSA is ended) the grace costs.	Johan de Groote
IT004	IT BP&A covering the Grace cost.									7		Johan de Groote

			TSA IT005 till IT009 to be decided 6 weeks before day1

IT005	Additional Services	Mail handling	Mail forwarding, mail address transaction, exchange of mail Identities	STSA	Corporate IT	IT, NXP B.V. (Netherlands)	Operations, Newco US		6	4	When NewCo stops Services	Johan de Groote

IT006	Additional Services	Extra Helpdesk	Helpdesk expected for 1 call per month per WP	STSA	Corporate IT	IT, NXP B.V. (Netherlands) NL63231837	Operations, Newco US		6	18	When NewCo stops Services	Johan de Groote

IT007	Additional Services	Fire Wall management and Interconnect	Support for the extra Service Interconnect.	STSA	Corporate IT	IT, NXP B.V. (Netherlands) NL63231837	Operations, Newco US		12	15	When NewCo stops Services	Johan de Groote

IT008	Additional Services	Reversed connectivity (Citrix, Proxy)	Temporary gateway to securely access (through reverse proxy or Citrix) central NXP applications through specifically configured network connection with NewCo	STSA	Corporate IT	IT, NXP B.V. (Netherlands) NL83231837	Operations, Newco US		12	10	When NewCo stops Services	Johan de Groote

IT009	Additional Services	Shared FTP	Temporary gateway to securely transfer high volume files with NewCo	STSA	Corporate IT	IT, NXP B.V. (Netherlands)	Operations, Newco US		6	5	When NewCo steps Services	Johan de Groote

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Schedule 3	Transitional Services to Seller

FUNCTION		SERVICE / SUBFUNCTION

NXP UID	NXP COUNTRY		NXP ORU

SERVICE PROVIDER (MAG/DESCRIPTION)		SERVICE RECEIVER (DECOY COUNTRY/ LEGAL ENTITY)

START MONTH	EXPECTED DURATION IN MONTHS		TERMINATION MONTH

FTE	NOTICE PERIOD IN MONTHS		COST TYPE (COGS, R&D, SG&A)

SERVICE DESCRIPTION

MONTHLY COST IN FUNCTIONAL CURRENCY	FUNCTIONAL CURRENCY		TOTAL COST UNTIL EXPECTED TERMINATION DATE

NXP RESPONSIBLE CONTROLLER		DECOY RESPONSIBLE CONTROLLER

NXP RESPONSIBLE PERSON		DECOY RESPONSIBLE PERSON
DATE		DATE
SIGNATURE		SIGNATURE

Schedule 4	Change Request Form

Schedule 5	Obligations Project Manager

[•]

Schedule 14 EMPLOYEES

Part 1

1	Definitions

In this Schedule 14:

“Relevant Employees” has the meaning set out in Paragraph 3.1.

2	Employees employed by the Group Entities

2.1	The Employees employed by the Group Entities will remain employed by the Group Entities following the transfer of the Shares as contemplated by this Agreement.

3	Employees employed by a member of the Seller’s Group other than a Group Entity

3.1	The Employees falling within item (b) of the definition of Employees (“Relevant Employees”) will not transfer to the Purchaser or the Group as employees of NXP Austria or NXP China. The following shall apply in respect of the Relevant Employees that do not otherwise transfer by operation of relevant national laws:

(a)	The Purchaser shall, in sufficient time to allow proper contractual or statutory notice of termination of employment to be given to Relevant Employees or at such time as the Parties may agree but in any event not less than ten (10) Business Days prior to the date set in Clause 6.1 for Closing, make an offer to each Relevant Employee listed in Part 2 of this Schedule 14 (other than those under notice of termination of employment for whatever reason) to employ him or her under a new contract of employment commencing immediately after the Effective Time.

(b)	The offer of employment to be made by the Purchaser under Paragraph 3.1(a) shall be such that:

(i)	the provisions of the new employment contract shall be, as to the capacity and place in which the Relevant Employee concerned will be employed, and as to the other terms and conditions of his or her employment, as far as is practically achievable, unchanged and, when considered overall, no less favourable than the corresponding provisions of his or her contract of employment as existing immediately prior to the Effective Time; and

1

(ii)	the offer of employment provides that the Relevant Employee’s period of continuous service with the Seller’s Group shall be counted as continuous service with the Purchaser’s Group. Excepting where the Seller has, in accordance with normal national practice, made severance payments in respect of such period of continuous service.

(c)	The Seller’s Group shall terminate the employment of each Relevant Employee with effect from the moment after the Effective Time.

3.2	The Purchaser shall, in sufficient time to allow proper contractual or statutory notice of termination of employment to be given or at such time as the Parties may agree but in any event not less than ten (10) Business Days prior to the date set in Clause 6.1 for Closing, procure that a Subsidiary of the Purchaser incorporated in Germany makes the Employee currently employed by a Subsidiary of the Seller’s Group incorporated in Germany and involved in sales for the Business (the “German Employee”), an offer of employment on the same terms and in accordance with paragraph 3.1 as if the German Employee were a Relevant Employee that does not otherwise transfer by operation of relevant national laws.

4	Further provisions regarding Employees

4.1	The Seller and the Purchaser shall, where and to the extent required by the relevant local Law or custom, inform and consult with employees, trade unions, works councils or other employee representatives regarding the Transaction and/or regarding the offers of employment to be made pursuant to this Schedule 14 and shall fulfil any obligations to notify any statutory or other authority whatsoever about the Transaction.

4.2	Subject to Closing, the Purchaser shall be responsible for and shall indemnify and keep indemnified the Seller and, as an irrevocable third-party stipulation (onherroepelijk derdenbeding), each member of the Seller’s Group (excluding the Group), and the Seller shall in turn indemnify the Purchaser against any Losses which the indemnified Party incurs as a result of the indemnifying Party’s failure to consult and/or inform and/or notify in accordance with Paragraph 4.1.

2

EXECUTION VERSION

Part 2

List of Relevant Employees (Employees falling within (b) of the definition of Employees)

3

Part 2 List of Relevant Employees (Employees falling within (b) of the definition of Employees)

	Country	Functional area	Function Detail NEW	Person No	Corporate Grade	Head	Comments
1.	Austria, expat to USA	R&D	ENG/DEV/EXPERT/ ARCH/RESEARCH	82	50	1.0

2.	Austria, expat to USA	R&D	ENG/DEV/EXPERT/ ARCH/RESEARCH	101	50	1.0

3.	China, on Local Hong Kong contract	Commercial	REG.BU S&M MANAGER	517	80	1.0	Potentially offer via Beijing entity

4.	China, expat from Austria	G&A	GENERAL MANAGER COUNTRY/SITE	520	90	1.0	Package tbd by Decoy

5.	China, expat from NL	G&A	COUNTRY/SITE CONTR	546	90	1.0	Package tbd by Decoy

6.	China, expat from Austria	Manufacturing	FAB-INDIRECT	600	80	1.0	Package tbd by Decoy

7.	China, on Local Hong Kong contract	Manufacturing	INNOVATION	608	80	1.0	Potentially offer via Beijing entity

8.	China, expat to USA	R&D	ENG/DEV/EXPERT/ ARCH/RESEARCH	990	<50	1.0	Package tbd by Decoy

9.	Korea	Commercial	PRODUCT MARKETING MANAGER	1013	60	1.0

10.	Korea	Commercial	FAE	1014	50	1.0

11.	Korea	Commercial	FAE	1015	50	1.0

12.	Korea	Commercial	PRODUCT MARKETING MANAGER	1016	50	1.0

13.	Korea	Commercial	PRODUCT MARKETING MANAGER	1017	60	1.0

14.	Korea	Commercial	PRODUCT MARKETING MANAGER	1018	70	1.0

15.	Finland	Commercial	FAE	1019	60	1.0

16.	Taiwan	Commercial	ADMINISTRATIVE SUPPORT	1020	<50	1.0

17.	Taiwan	Commercial	FAE	1021	60	1.0

18.	Taiwan	Commercial	FAE	1022	50	1.0

19.	Taiwan	Commercial	ACCOUNT MANAGEMENT	1023	60	1.0

4

Schedule 15 LONG-TERM BENEFIT ARRANGEMENTS

This Schedule describes how relevant material company pension and jubilee plans will transfer from the Seller to the Purchaser. In addition it explains why in some countries where a defined benefit pension plan exists no pension liabilities from the Seller will transfer. When a material pension liability will be assumed by the Purchaser’s Group, the Seller will provide a calculation of the liability including the assumptions that have been used for this.

Part 1

1	Introduction

1.3	The Seller will make all reasonable effort to procure that the disentanglement for Retirement Benefit Arrangements will be completed within forty (40) Business Days after the Closing Date (with the Effective Time as calculation date), unless specified otherwise or otherwise agreed between the Seller and the Purchaser.

1.4	In any country where the transfer/disentanglement process triggers an immediate cash payment to Employees in respect of accrued benefits in Retirement Benefit Arrangements and/or Jubilee Benefit Arrangements, this payment will be made by the Seller. After such payments the Purchaser will not be required to recognise service before Closing for benefit purposes, except if required by Law.

1.5	Except if required by law, Purchaser shall not be required to provide benefits with respect to service prior to Closing, where such benefits are funded and no transfer of liabilities and plan assets is made by the Seller or the Seller’s plans to Purchaser or Purchaser’s plans.

1.6	Where applicable, the provisions of Paragraphs 1.2 and 1.3 will prevail above the provisions in Paragraph 2.3.

1.7	In this Schedule 15 and as elsewhere used in this Agreement:

“Assumed Long-Term Benefits Liability” means the value as defined below in this paragraph 1.7 of Schedule 15 for the following benefit plans: a) the Defined Benefit pension plans of Austria and Korea listed in Schedule 15 Part 2 Section 2 and b) the Jubilee Plan of Austria listed in Schedule 15 Part 2 Section 3. The value of the Assumed Long-Term Benefits Liability for each plan for which a calculation is required equals the value of the Projected Benefit Obligation (PBO) and, in case of the Korean pension plan, the value of the Projected Benefit Obligation (PBO) less the fair value of assets of the Korean pension plan. The PBO and fair value of assets will be calculated at the Closing Date in accordance with US GAAP accounting standard topic 715 as consistently applied in Seller’s financial statement accounting policy.

1

“Jubilee Benefit Arrangements” means the arrangements and plans relating to jubilee benefits forming part of the Due Diligence Information, those material arrangements and plans being listed in Part 2 of this Schedule.

“Long-Term Benefit Arrangements” means Retirement Benefit Arrangements, and Jubilee Benefit Arrangements described in Part 2 respectively Section 2 and 3 of this Schedule.

“Retirement Benefit Arrangements” means the arrangements and plans relating to retirement benefits forming part of the Due Diligence Information, those material arrangements and plans being listed in Part 2 of this Schedule.

2	Separation of Long-Term Benefits Arrangements in individual countries

2.1	Material Long-Term Benefit Arrangements relating to the Business in relevant jurisdictions are set forth in Part 2 (Pension and Jubilee Plans) to this Schedule.

2.2	Disentanglement of Retirement Benefit Arrangements will be realised as follows:

2.2.1	Austria

(a)	In Austria all the Seller’s liabilities with respect to the Long-Term Benefit Arrangements are assumed by a member of the Purchaser’s Group. The structure of all Long-Term Benefit Arrangements will remain unchanged.

(b)	It will be the Purchaser’s responsibility to give note to the external providers of the Defined Contribution Retirement Plans (see Part 2 Section 1) of the transaction to ensure the continuation of those plans during three (3) months after the Closing Date. Costs in connection with this notification will be borne by the Purchaser.

2.2.2	China

In China, Seller has no Retirement Benefit Arrangement other than what is mandatory included in social security cost.

2.2.3	Korea

In Korea, unless the benefit obligations have been paid out by Seller at Closing, the defined benefit retirement scheme will continue with the current insurance company until three (3) months after the Closing Date and it will be Seller’s responsibility to obtain commitment from the insurance provider for the continuation of the scheme during these three (3) months under the current terms and conditions to enable

2

Purchaser to establish a successor contract in its own name. As per the Closing Date, all costs will be borne by Purchaser. After Purchaser establishes a successor contract in its own name, Seller will obtain a commitment from the current insurance company to transfer the amounts contributed to the schemes into a new contract in a timely manner. If the benefit obligations have been paid out by Seller at Closing, employees will transfer to Purchaser without seniority.

2.2.4	Taiwan

In Taiwan, the Seller will make severance payments to transferring Employees. Thus Employees will transfer to Purchaser without seniority. Both book reserved provisions and the external CTC fund will not transfer to Purchaser. Accrued rights will not transfer to Purchaser.

2.3	For arrangements that are (a) not listed in Part 2 but have been (or subsequently) identified through the disentanglement process; and/or, (b) not covered under Paragraph 2.2, the Seller and the Purchaser will separately agree on the disentanglement approach.

3	Assumed Long-Term Benefits Liability

3.4	Ultimately three (3) months after Closing, Seller will calculate, on the basis of Part 3, the Assumed Long-Term Benefits Liability amount. The provisions of Clause 8 shall further apply mutatis mutandis to the agreement on or determination by an expert of the Assumed Long-Term Benefits Liability amount.

EXECUTION VERSION

Part 2 Pension & Jubilee Plans

COUNTRY	PLAN

Section 1: Defined Contribution Retirement Plans

Austria	Severance Pay Plan (Abfertigung Neu)

Austria	Defined Contribution pension plan (Pensionskasse and Direct Insurance in combination)

Austria	AD&D insurance (Risk Insurance)

Austria	Management Incentive Plan (Deferred Compensation – individual contracts with the respective employee and pension insurance policy)

Taiwan	DC Plan

Section 2: Defined Benefit Retirement and Other Long-Term Benefit Plans

Austria	Termination Indemnity Plan (Abfertigung Old)

Korea	Pension Plan

Taiwan	Pension Plan

Taiwan	Top Up Plan

Section 3: Jubilee Plans

Austria	Jubilee Plan

Taiwan	Jubilee Plan

4

EXECUTION VERSION

Part 3 Actuarial Assumptions

The following provisions shall apply in respect of Seller’s pension plans:

1.	If the Employees have accrued rights with Seller’s pension plans and if these accrued rights transfer to Purchaser these currently may be either (i) funded with an insurance company or pension fund or (ii) book reserved, which later will be duly reflected in the Assumed Long-Term Benefits Liabilities.

2.	Following Closing, in principal there will be no continuation of plan membership in the Seller pension scheme of the transferring employees, unless agreed otherwise.

3.	Discount rate adjustment

The final discount rate for the pension calculations at the Closing Date will be equal to the discount rate in the country specific plans listed below, plus or minus an adjustment based on the nominal movement in the reference index (as outlined in the discount rate adjustment table below) between the reference date in the discount rate adjustment table (30/09/2010) and the Closing Date. The discount rate will be finally rounded to the nearest 10 basis points (where up to and including 0.05% is rounded off downwards, and above 0.05% is rounded off upwards).

DISCOUNT RATE ADJUSTMENT TABLE

Country	Plan name	Reference Index	Benchmark 30-9-2010	Seller discount rate as per 30-9-2010
Austria	Termination Indemnity Plan	iBoxx Corporate Euro AA 10+	3.95%	4.25%

Austria	Jubilee Plan	iBoxx Corporate Euro AA 10+	3.95%	4.00%

Korea	Pension Plan	Bloomberg Government Bond Yields (15-Year Maturity	4.26%	4.75%

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EXECUTION VERSION

Austria

Demographic assumptions
Mortality Table:	AVOe 2008 P, Standard Austrian Actuarial Association (AVOe) Generational Mortality Tables for White Collar Employees
Disability Table:	Not applicable
Turnover Rates:	3%
Economic assumptions
Discount Rate:	4.25%
Inflation Rate:	2.00%
Salary Increase:	3%

Korea

Demographic assumptions
Mortality Table:	6th Korean Experience Mortality Table (2009)
Disability Table:	Not applicable
Turnover Rates:	11.6% (age<35); 5.1% (35<age<45); 3.8% (45<age<55)
Economic assumptions
Discount Rate:	4.75%
Inflation Rate:	3.25%
Salary Increase:	5%

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Schedule 16 SELLER’S WARRANTIES

1	Incorporation, authority, corporate action

1.1	The Seller validly exists and is a company duly incorporated and registered under the laws of the Netherlands.

1.2	The Seller has the full power and authority to enter into and perform this Agreement and any other documents to be executed by the Seller under this Agreement, which, when executed, will constitute valid and binding obligations on the Seller, in accordance with their respective terms and conditions.

1.3	The Seller has taken or will have taken by the Closing Date all corporate action required by it to authorise it to perform its obligations pursuant to this Agreement and any other documents to be executed by it pursuant to or in connection with this Agreement.

1.4	The execution and performance of this Agreement by Seller does not violate any legal obligations of the Seller and is not subject to challenge by any third party on the basis of creditor protection laws.

1.5	No insolvency or similar proceedings have been, or have been threatened to be, opened over the assets of the Seller and / or Seller Parent and there are no circumstances that would require or justify the opening of or application for such proceedings.

1.6	There is no action, suit, investigation or other proceeding pending or threatened against or affecting the Seller before any court, arbitrator, governmental body, agency or official that in any manner challenges or seeks to prevent, enjoin, alter or materially delay the execution or performance of this Agreement, and there are no circumstances likely to give rise to any of the foregoing.

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2	Corporate information

2.1	The Shares and the Group Entities

2.1.1	The Seller is the sole legal and beneficial owner of the Chinese Shares.

2.1.2	The Chinese Shares comprise the whole of the issued share capital of NXP China, and have been properly and validly issued and are each fully paid.

2.1.3	The Seller is the sole legal and beneficial owner of the entire issued share capital of NXP Austria GmbH which has been properly and validly issued and fully paid.

2.1.4	No person (other than the Purchaser under this Agreement) has the right, or has claimed to have the right, whether exercisable now or in the future and whether contingent or not, to call for the conversion, issue, registration, sale or transfer, amortisation or repayment of any share capital or any other security giving rise to a right over, or an interest in, the capital of any Group Entity under any option, agreement or other arrangement.

2.1.5	At Closing, there will be no Encumbrances on any of the Shares (other than the rights of the Purchaser under this Agreement in respect of the Shares) and the Shares will transfer free of any Encumbrances.

2.1.6	All subscriptions for share capital and contributions into the Group Entities have been made in compliance with applicable laws and have not been repaid or returned, in whole or in part, whether open or disguised, directly or indirectly. There are no obligations to make further contributions.

2.1.7	The Shares represent shareholder rights corresponding to their respective par value. At Closing, besides the Shares there will not exist any other equity interest or similar interest or debt interest granting a share in the profit/liquidation profit of any Group Entity or any influence in the shareholders meeting of any Group Entity.

2.1.8	There does not exist any shareholders’ resolution in respect of any Group Entity regarding the distribution of profits, profits carried forward or other reserves which has not been fully implemented.

2.1.9	The de-merger plan signed by Philips Austria GmbH dated September 1, 2006 was duly executed and is valid. Any request for the provision of securities pursuant to Section 15 para 5 of the Austrian De-Merger Act (if any) have been satisfied.

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2.2	Existence

2.2.1	Each Group Entity is duly organised and validly existing under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on the Business as being conducted.

2.2.2	No Group Entity is insolvent under the laws of its jurisdiction of incorporation or unable to pay its debts as they fall due.

2.2.3	There are no proceedings in relation to any compromise or arrangement with creditors or any winding up, bankruptcy or other insolvency proceedings concerning any Group Entity and, no events have occurred which, under applicable laws, would justify such proceedings.

2.2.4	No steps have been taken to enforce any security over any assets of any Group Entity and no event has occurred to give the right to enforce such security.

2.2.5	None of the Group Entities holds any equity interest or similar interest or debt interest in any legal entity.

2.2.6	No Group Entity is a party to any agreement relating to the acquisition or sale of, or an economically equivalent transaction involving, any equity interest or debt interests in other legal entities or any business or parts thereof, other than agreements where the material obligations have already been fully performed by all parties thereto and all remedy periods have already expired.

2.3	Constitutional documents, corporate registers and minute books

2.3.1	The constitutional documents of the Group Entities are true, complete and accurate and, so far as the Seller is aware, there have not been and are not any breaches by the Group Entities of their constitutional documents which will have a material adverse effect on the Business.

2.3.2	No unimplemented resolutions to amend these constitutional documents have been made, and no filings with any companies register (or with an equivalent corporate authority) in respect of any Group Entity are pending.

2.3.3	All material filings, publications, registrations and other formalities required by Law to be delivered or made by the Group Entities to company registries in each relevant jurisdiction (including, but not limited to the registration of branches) have been delivered or made on a timely basis.

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3	Accounts

3.1	The Accounts (i) give in all material respects a true and fair view of the financial position of the Business as at the Accounts Date, and (ii) were prepared in accordance with the Accounting Principles Consistently Applied.

3.2	Except as disclosed in the Accounts, as per the Accounts Date no Group Entity has any material undisclosed liabilities of the type that should have been included in the Accounts in accordance with the Accounts Principles.

3.3	Since the Accounts Date up to the Signing Date, the Seller and the relevant members of the Seller’s Group have conducted the Business in the Ordinary Course of Business without any material interruption or material alteration in its nature, scope or manner.

3.4	The provisions in the Accounts in respect of existing product recall matters, including but not limited to the Samsung product recall matter, are sufficient to cover the costs relating to that matter. The term “costs” for the purposes of this Paragraph 3.5 shall mean those costs, relating to the product recall matters, which are required under the Accounting Principles to be provided for in the Accounts.

3.5	The books and accounting and other records of the Group Entities (i) are in all material respects up to date, accurate and complete with regard to details of the business activities of the Group Entities and of all matters to be recorded under applicable law and accounting rules, and (ii) have been maintained in accordance with applicable legal requirements on a proper and consistent basis. No notice or allegation that any books or accounting or other records are incorrect or should be rectified has been received by any Group Entity.

3.6	The Group Entities are not bound by any (joint and/or several) Guarantee in relation to any liability of the Seller or any other member of the Seller’s Group.

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4	Assets

4.1	Properties

4.1.1	Schedule 23 contains a list of all material real property (the “Properties”) leased by any Group Entity at the Signing Date.

4.1.2	The Group Entities do not own any Properties and, do not hold any building rights or similar rights in respect of real property or buildings constructed thereon other than, for the avoidance of doubt, the leased Properties.

4.1.3	So far as the Seller is aware, there is no outstanding written notice or dispute involving the relevant Group Entity and any bona fide third party as to the occupation or use of any Property.

4.1.4	There is no outstanding written notice or dispute as to any contravention of the relevant planning or zoning legislation or regulations in relation to each Property which, if implemented or enforced, will have a material adverse effect on the business activities carried out at the Properties.

4.2	Leases

In respect of any Property leased by the Group Entities:

4.2.1	There is no subsisting breach of any covenant, condition or agreement contained in the lease under which the relevant Group Entity holds its interest in the Property, on the part of the relevant lessor or the Group Entity, which will have a material adverse effect on the business activities carried out at the Property;

4.2.2	All payments due under the lease agreements have been timely paid. None of the lease agreements is currently subject to a termination notice or challenge notice. In respect of none of these agreements has the delivery of such a termination notice or challenge notice been threatened. The execution and/or the performance of this Agreement will not entitle any of the other parties to terminate or to challenge or to alter any of these agreements or to increase the payments owed by a Group Entity under these agreements.

4.2.3	None of the Properties (including any buildings constructed thereon) leased by the Group Entities has suffered any material damage by fire or other casualty which has not been or will not prior to the Closing have been repaired and restored in all material respects, except for damage that would not, individually or in the aggregate, materially impair the conduct of the Group.

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4.2.4	The leased Properties are adequate to conduct the business of the respective Group Entity as conducted as at the Signing Date.

4.2.5	NXP China has complied with all its obligations under the lease agreement with Beijing Economic-Technological Investment & Development Cooperation dated September 15, 2009 and is entitled to continue to enjoy the rent concessions thereunder in accordance with its terms.

4.3	Ownership of assets

Each of those assets which are used by the Group Entities and are material to the Business of the Group, other than intellectual property rights, which shall be treated in accordance with the provisions of the Intellectual Property Transfer and Licence Agreement, the Properties and any assets disposed of or realised in the Ordinary Course of Business:

(a)	is legally and beneficially owned by the relevant Group Entity, except for assets which are subject to hire-purchase or lease arrangements where the hire-purchase or lease payments do not exceed USD 10,000 (ten thousand United States dollars) per year;

(b)	is, where capable of possession, in the possession or under the control of the relevant Group Entity; and

(c)	is free from Encumbrances, except for Permitted Encumbrances.

4.4	Plant and machinery and other fixed assets

The plant and machinery, vehicles and other equipment owned or used by the Group Entities material to the Business as at Signing are in satisfactory working order having regard to their age and use, have been adequately maintained where such maintenance is usually required, and are not obsolete.

4.5	Sufficiency of assets

The assets owned, leased or otherwise used by the Group Entities comprise all the assets used in the carrying on of the Business substantially in the manner in and to the extent to which they are conducted as at the Date of this Agreement.

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5	Information technology

5.1	Each Group Entity owns or leases and/or holds valid licenses to all computer and network hardware and material software (“Information Technology”) (i) which is used by such Group Entity to conduct the Business and (ii) which has the capacity and performance necessary to adequately meet the requirements of the Group.

5.2	In the twelve (12) months prior to the Signing Date, there have been no material failures, material data losses or material breakdowns of any computer hardware or software, or other computer or communication systems, used or licensed in relation to the Business.

5.3	To the extent the Information Technology is subject to a lease or license agreement, such lease or license agreement is in full force and effect. The execution and/or the performance of this Agreement will not entitle any of the other parties to terminate or to challenge or to alter any of these agreements.

6	Contracts and agreements

6.1	Contracts

6.1.1	No Group Entity is a party to or subject to any contract or obligation which is material to the Business as conducted at Signing and which is not in the Ordinary Course of Business and/or not on an arm’s length basis.

6.1.2	All contracts which are material, and exclusively related, to the Business as conducted at Signing Date that have not been signed by a Group Entity but by a company affiliated with the Group Entities will, as at Closing, have been duly assigned to the benefit of a Group Entity.

6.2	Agreements with connected parties

6.2.1	There are no existing contracts between, on the one hand, a Group Entity and, on the other hand, any member of the Seller’s Group (excluding the Group Entities) other than on arm’s length terms in the Ordinary Course of Business.

6.2.2	No Group Entity is party to any contract material to the Business as conducted at Signing, with any current or former employee, director or officer of any such Group Entity or any person connected (as defined by Law in the relevant jurisdiction) with any of such persons, other than on arm’s length terms in the Ordinary Course of Business.

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6.3	Compliance with agreements

6.3.1	All the contracts material to the Business as conducted at Signing to which any of the Group Entities is a party, including but not limited to the GSA Agreements, contain valid and binding obligations of the relevant Group Entity and the terms thereof are at arm’s length and have been complied with in all material respects by the relevant Group Entity and, so far as the Seller is aware, by any other party to such contracts. No written notice of termination or of intention to terminate has been received by a member of the Seller’s Group in respect of any such contracts.

6.4	Effect of Transaction

There are no express provisions in any contract to which any Group Entity is a party which shall give any third party the right to terminate or amend that contract as a result of the Transaction.

7	Employees and employee benefits

7.1	Employees and terms of employment

7.1.1	Schedule 21 contains an anonymous, correct and complete list of the Employees, including in respect of each Employee, their department and their function.

7.1.2	The Group Entities have complied in all material respects with its obligations under the relevant Laws and regulations concerning the performance of employment agreements, payment of salary and overtime salary to its employees.

7.1.3	There are no existing service or other agreements or contracts between NXP China and any of its non-PRC national employees which contain a change of control provision such that the agreements or contracts may be terminated upon completion of the transaction contemplated under the Agreement.

7.1.4	All collective agreements (including shop agreements — Betriebsvereinbarungen) that relate to employees in Austria have been provided to the Purchaser in the Data Room under the heading “Chapter 2.5”.

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7.2	Termination of employment

7.2.1	Neither the Seller nor any member of the Seller’s Group has received any written notice of resignation from any member of the management team (executive employee) conducting the Business in the six (6) months prior to the date hereof or any employee material to the Business (“Key Employees”).

7.2.2	No circumstances exist which give any key employee a special right to terminate or modify the respective employment agreement. The execution or performance of this Agreement or the transactions contemplated therein do not trigger any termination rights of any Key Employee

7.3	Industrial and Employment Disputes

7.3.1	No Group Entity has been during the last 3 years prior to the Signing Date involved in any strike or industrial or trade dispute or any dispute or negotiation regarding a claim of material importance with any trade union or other body representing employees or former Employee of any Group Entity or any proceedings alleging a material violation of labor law.

7.3.2	In the last three years prior to the Signing Date the Group Entities have not experienced any disputes with any authorities (in particular regarding employee health protection matters, disabled persons and repayment duties) or any strike or labour interruption.

7.4	Bonus and other profit-related schemes

The Data Room contains all details of the rules and other documentation relating to all share incentive, share options, profit-sharing, bonus and other incentive arrangements in respect of any Employees. None of the Group Entities are liable for any bonus payments and payments under other incentive arrangements for periods ending prior to or on December 31, 2010.

7.5	Retirement Benefit Arrangements

7.5.1	The Data Room contains details of all material [Retirement] Benefit Arrangements, except for arrangements to which any of the Group Entities contributes in compliance with any Law.

7.5.2	So far as the Seller is aware, the Retirement Benefit Arrangements are in compliance with their terms and with the Law and government Taxation or funding requirements in all material respects.

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8	Legal compliance

8.1	Licenses and consents

All licences, permits, consents, authorisations, certificates and registrations material to the Business (the “Permits”) have been obtained, are in force and, are being complied with in all material respects. The Seller is not aware of any reason why any of them will be suspended or revoked.

8.2	Compliance with law

8.2.1	So far as the Seller is aware, the Group Entities are and within the last three (3) years prior to the Date of this Agreement have been in compliance in all material respects with (i) the Permits (including without limitation any ancillary provisions thereto); (ii) applicable laws governing these Permits; and (iii) orders, decrees or rulings of, or restrictions imposed by, any court or authority in connection with such Permits.

8.2.2	Neither the Seller nor any member of the Seller’s Group has received any written notice during the twenty four (24) months prior to the Signing Date from any Governmental Authority with respect to a material violation and/or failure to comply with any applicable law, or requiring it to take or omit any action which could have a material adverse effect on the Group or the Business.

8.3	So far as the Seller is aware, none of the Group Entities nor any Person acting for or on behalf of any Group Entity has directly or indirectly paid, offered, given, promised to pay, or authorized the payment of any money or anything of value to any Person acting for or on behalf of any Governmental Authority or any political party or official thereof. None of the Group Entities nor directors, officers, employees, consultants, agents or other representatives acting for or on behalf of any Group Entity (nor any Person acting on behalf of any of the foregoing) has violated or is in violation of the Foreign Corrupt Practices Act of 1977 (the “FCPA”), any other applicable Law of similar effect, including Laws implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or any applicable Laws prohibiting commercial bribery.

8.4

Since December 31, 2005, (i) none of the Group Entities has conducted or initiated any internal investigation or made a voluntary disclosure to any Governmental Authority with respect to any alleged act or omission arising under any applicable Laws and (ii) no Governmental Authority has send notice to the Seller that it initiated, or so far as the Seller is aware, threatened to initiate, a Proceeding against any Group Entity nor any of its respective directors, officers, consultants, employees, agents or other representatives

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asserting that such Group Entity is not in compliance with any export or import Laws or the FCPA or any other applicable Law of similar effect.

8.5	Since December 31, 2005, all exports, re-exports, sales or transfers of products or services of each Group Entity have been effected in accordance with all applicable Laws, including customs, export control, trade sanctions, anti-terrorism and anti-boycott Laws of the United States, Austria, the PRC or any other relevant jurisdiction. All products shipped by a Group Entity have been accurately marked, labelled and transported in all material respects in accordance with applicable Laws.

8.6	So far as the Seller is aware, none of the Group Entities nor any of their respective directors and officers, nor employees, consultants, agents or other representatives acting for or on behalf of any Group Entity (nor any Person acting on behalf of any of the foregoing) has violated or is in violation of any Anti-Money Laundering Laws. As used in this clause, “Anti-Money Laundering Laws” means all applicable regulations regarding anti-money laundering.

9	Environment

9.1	For the purposes of this Paragraph 9:

“Environment” means any or all of the following media (alone or in combination): air; water (including water underground or in the soil); soil and land and any ecological systems and living organisms supported by these media;

“Environmental Authority” means any Governmental Authority having jurisdiction to determine any matter arising under Environmental Law and/or relating to the Environment;

“Environmental Law” means all Law of any relevant jurisdiction in force at Signing whose purpose is to protect or prevent pollution of the Environment or to regulate emissions, discharges, or releases of Hazardous Substances into the Environment, or to regulate the use, treatment, storage, burial, disposal, transport or handling of Hazardous Substances;

“Environmental Permit” means any licence, permit, consent, authorisation, certificate, registration and exemption which is issued, granted or required under Environmental Law which is material to the Business as at Signing;

“Hazardous Substances” means, to the extent regulated by the Environmental Authority, any wastes, pollutants, contaminants and any other natural or artificial substance (whether in the form of a solid, liquid, gas or vapour) which is capable of causing harm or damage to the Environment or a nuisance to any person; and

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“Relevant Period” means the period commencing four (4) years preceding the Signing Date.

9.2	So far as the Seller is aware, the Group Entities are conducting and, during the Relevant Period, have conducted, the business activities of the Group in full compliance with Environmental Law. In particular, there has not been and is no release of any Hazardous Substances at, on, under, in, to, or from any of the Properties, except in compliance with applicable environmental laws and the Group entities are not otherwise liable for any such releases.

9.3	There are no underground storage tanks presently located at the Properties.

9.4	There is no asbestos or asbestos-containing material located at, on, under or in the Properties.

9.5	All Environmental Permits have been obtained, are in force and, have been complied with in all material respects during the Relevant Period.

9.6	No Group Entity has received any written notice during the Relevant Period of any civil, criminal, regulatory or administrative action, claim, investigation or other proceeding or suit relating to a contravention of Environmental Law or Environmental Permits.

9.7	No Group Entity has received written notice during the Relevant Period that:

(a)	an environmental Authority is intending to revoke or suspend any Environmental Permits; or

(b)	any amendment to any Environmental Permit is required to enable the continued operation of the business activities of the Group. or

(c)	a person is alleging any actual or threatened injury or damage to any person, property, natural resource or the environment arising from or relating to the presence, release or threatened release of any hazardous substances at, on, under, in, to or from the Properties or from any other property or from or attributable to any Property.

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10	Litigation

10.1	The Group is not involved, whether as claimant or defendant or other party, in any claim, proceeding, litigation, prosecution, investigation, criminal proceeding, enquiry or arbitration, either before court or an arbitration tribunal (other than as claimant in the collection of debts arising in the ordinary course of its business) which is material to the Business as at Signing.

10.2	So far as the Seller is aware, no such claim, proceedings, litigation, prosecution, investigation, enquiry or arbitration of material importance to the Business is threatened against the Business as at the date hereof.

11	Tax

11.1	Each Group Entity has completely and timely filed in accordance with applicable Law all Tax Returns with the competent Tax Authorities and these Tax Returns are correct in all material respects and are not misleading. Each Group Entity has given or delivered within the requisite periods to the competent Tax Authorities all documents and information required in relation to Taxes. All these documents and information are up-to-date, correct and not misleading and have been prepared in accordance with applicable Laws.

11.2	All Taxes to be paid or withheld and remitted by any Group Entity have been duly paid or withheld and remitted to the appropriate Tax Authority.

11.3	No Group Entity is involved in any current dispute with any Tax Authority. No Group Entity is currently subject to any audit by any Tax Authority. To the best of Seller’s knowledge, no legal proceeding has been threatened, formally or informally, against or with respect to any Group Entity regarding Taxes.

11.4	Each Group Entity is and has at all times been resident for Tax purposes in the country stated in Schedule 2 and is not and has not at any time been treated as resident in any other jurisdiction for any Tax purpose (including any double taxation arrangement).

11.5	No adjustment for any amount of Tax has been asserted or assessed, formally or informally, by a Tax Authority against any Group Entity, the amount of which is still outstanding, no Group Entity reasonably expects that any such adjustment, assertion or assessment of Tax liability will be made, and no basis for any such adjustment, assertion or assessment exists.

11.6	There are no requests for rulings or determinations in respect of any Tax pending between any Group Entity and any Tax Authority.

11.7	No Group Entity has any outstanding claims for any Tax refunds.

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11.8	No Group Entity or any Person on behalf of an Group Entity, other than by operation of Law, has consented to extend the time in which any Tax may be assessed or collected by any Tax Authority.

11.9	No Group Entity has been a member of a group filing a Tax Return on an affiliated basis.

11.10	No Group Entity is a member of any partnership or joint venture or is the holder of any beneficial interest in a trust.

11.11	No claim, notice or inquiry has ever been made against any Group Entity by a Tax Authority in a jurisdiction where such Group Entity does not file Tax Returns that it or any other Group Entity is or may be subject to Taxes assessed by such jurisdiction or obligated to file a Tax Return in such jurisdiction.

11.12	No Group Entity has made a Tax election or entered into a contract with respect to Taxes with any Tax Authority (including a gain recognition agreement).

11.13	There are no liens for Taxes on any of the assets of any Group Entity.

11.14	All transactions before the Closing Date between Group Entities and between Group Entities and the Seller’s Group have been conducted on an arm’s length basis.

11.15	Each Group Entity has complied with all transfer pricing rules that are relevant and all documentation required by relevant transfer pricing laws have been timely prepared.

11.16	No Group Entity has entered into, or been a party to, a transaction or arrangement which contravenes (or would have contravened had a Tax Authority known about the transaction or arrangement) an anti-avoidance provision, general or otherwise, of any Tax Law.

11.17	None of the Group Companies have made any disguised distributions. The Seller has not made disguised contributions in kind.

12	Insurance

12.1	All material policies of insurance maintained as of the date of this Agreement with respect to the Business are listed in the Virtual Data Room.

12.2	In respect of the insurance policies referred to in Paragraph 12.1, all premiums have been duly paid to date and, so far as the Seller is aware, no member of the Seller’s Group has received any notification that any such insurance policy is not valid or enforceable.

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12.3	Details of all paid and outstanding insurance claims in excess of the applicable policy deductibles made during the two (2) years prior to the date of this Agreement in relation to the Business are contained in the Virtual Data Room.

13	Intellectual Property

13.1	For the purposes of this paragraph 13:

“A-Patents” means the Patents that are listed in Annex A to the Intellectual Property Transfer and License Agreement;

“B-Patents” means the Patents that are listed in Annex C to the Intellectual Property Transfer and License Agreement;

“Domain Names” means the Internet domain names and applications therefor listed in Annex E to the Intellectual Property Transfer and License Agreement, including the registrations of such domain names;

“Know-How” means all technical and commercial information, data and documents of whatever nature, including drawings, specifications, photographs, samples, trade secrets, models, processes, procedures, libraries, manuals, reports and correspondence, including any copyright and/or database rights and other rights for the protection of know how as they may exist, but excluding any (right in) Software, Patents, trademarks, the Domain Names and any other intellectual property rights therein;

“Office Action” means actions of the relevant jurisdiction’s patent office or other governmental intellectual property office received in the ordinary course of prosecution of Patents.

“Patents” means patents, petty patents, design patents, provisionals, utility models and any applications therefor, including any divisionals, continuations (in part), re-examinations, renewals and re-issues thereof, in any country in the world, as well as any inventions described in invention disclosures.

“Software” means a code in any programming language contained in any format, including human and machine-readable format.

“Licensed-In Third Party IP” means the Patents, Know-How or other intellectual property licensed to the Seller and/or its Subsidiaries from third parties, the contracts for which are identified in Schedule 28.

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“Licensed-Out NXP Patents” means the Patents licensed from the Seller and/or its Subsidiaries to third parties, the contracts for which are identified in Schedule 29.

13.2	The Seller represents and warrants that it has full title to assign and grant the licences under the Patents (except as indicated in Annex A, B, C or D of the Intellectual Property Transfer and License Agreement, as applicable) and Know-How as assigned and licensed to the Group under the Intellectual Property Transfer and License Agreement.

13.3	The Seller represents and warrants that the A-Patents and B-Patents (i) (with the exception of applications and invention disclosures) are in full force and effect, (ii) (with the exception of invention disclosures) have been properly maintained, and (iii) (with the exception of applications and invention disclosures) to the best of Seller’s knowledge, are valid and enforceable.

13.4	The Seller represents and warrants that, except for any Office Action, no administrative action, lawsuit, arbitration proceeding or similar action has been brought or threatened in writing against the Seller and no unresolved claim received from any third party in writing exists, concerning the ownership, validity or enforceability of any of the A-Patents or B-Patents.

13.5	The Seller represents and warrants that it has not granted licenses with regard to the A-Patents or B-Patents that would prohibit or limit the Group from exercising the rights granted to it with respect thereto under the Intellectual Property Transfer and License Agreement.

13.6	*****

13.7	The Seller represents and warrants that the A-Patents, A2-Patents, B-Patents and B2-Patents together include all of the Patents owned by the Seller and/or its Subsidiaries that (i) are used in the ordinary conduct of the Business (excluding, for the avoidance of doubt, semiconductor integrated circuits) as presently conducted by the Seller and/or its Subsidiaries, including without limitation the making, using, offering to sell and selling of products *****

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13.8	The Seller represents and warrants that other than (x) the Licensed-In Third Party IP, (y) any Patents, Know-How or other intellectual property licensed in pursuant to any contract to which a Group Entity is a party, and (z) purchased off-the-shelf items or items licensed by shrink-wrap or click-wrap licences: (i) there are no Patents, Know-How or other intellectual property licensed by the Seller and/or its Subsidiaries from third parties and used in the ordinary conduct of the Business (excluding, for the avoidance of doubt, semiconductor integrated circuits) as presently conducted by the Seller and/or its Subsidiaries, including without limitation the making, using, offering to sell and selling of products, and *****

13.9	The Seller represents and warrants that no payment is due and owing under any licences granted to the Group or the Seller within the field of the Business, pursuant to the Licensed-In Third Party IP.

13.10	The Seller represents and warrants that (i) during the three (3) years preceding the date hereof, it has not received a written notification from any third party claiming or asserting that the ordinary conduct of the Business (excluding, for the avoidance of doubt, semiconductor integrated circuits) as presently conducted by the Seller and/or its Subsidiaries, including without limitation the making, using, offering to sell and selling of products, infringes upon any Patent or Know- How rights of any third party, and (ii) to its knowledge, the ordinary conduct of the Business (excluding, for the avoidance of doubt, semiconductor integrated circuits) as presently conducted by the Seller and/or its Subsidiaries, including without limitation the making, using, offering to sell and selling of products, does not infringe upon any Patent or Know-How rights of any third party, and *****

17

14	Product quality

14.1	So far as the Seller is aware, no Group Entity has any Liability (and no event has occurred or circumstance exists that could reasonably be expected to give rise to any Proceeding, claim or demand against any of them giving rise to any Liability) arising out of any injury to individuals or property as a result of the ownership, possession or use of any product designed, manufactured, sold, leased, delivered or distributed by any Group Entity. So far as the Seller is aware, the products designed, manufactured, sold, leased, delivered or distributed and the services rendered by the Group Entities prior to the Closing Date do not suffer from any defects which give or could give rise to any material product liability or warranty claims and no such claims against any Group Entities have been threatened or raised or are outstanding or were settled in the past. So far as the Seller is aware, all these products and services comply with the regulations applicable to these products and services in the territories where such products and/or services are designed, manufactured, sold, leased, delivered or otherwise distributed or provided.

18

Schedule 17	DISCLOSURE LETTER

Schedule 17	DISCLOSURE LETTER

1	Disclosure Letter

1.1	Terms defined in the Agreement shall have the same meanings in this Disclosure Letter, unless the context otherwise requires.

1.2	This Disclosure Letter is deemed to include by reference the specific disclosures as set out below. Any disclosure below may or may not already be included in the Virtual Data Room or in the Due Diligence Information. For convenience, each disclosure refers to the Paragraph number of the Seller’s Warranty to which the disclosure is most likely to relate, but a disclosure applies to all of Seller’s Warranties and a disclosure is not thereby limited in any way to the specific Seller’s Warranty to which it refers below.

1.3	To the extent any items in this Schedule are also listed in Schedule 25 (items that the Purchaser is aware of), such items shall still be deemed disclosed under Clause 10.2 and Seller shall not liable in accordance with such Clause 10.2.

Reference in Warranties	Disclosures
Paragraph 3.1

Accounts

Warranty:

The Accounts (i) give in all material respects a true and fair view of the financial position of the Business as at the Accounts Date, and (ii) were prepared in accordance with the Accounting Principles Consistently Applied.

Exception: ***

Paragraph 3.2	Accounts The exception to warranty paragraph 3.1 also applies (as an exception) to this warranty paragraph 3.2.

Paragraph 4.2.2

Leases

Warranty:

All payments due under the lease agreements have been timely paid. None of the lease agreements is currently subject to a termination notice or challenge notice. In respect of none of these agreements has the delivery of such a termination notice or challenge notice been threatened. The execution and/or the performance of this Agreement will not entitle any of the other parties to terminate or to challenge or to alter any of these agreements or to increase the payments owed by a Group Entity under these agreements.

Exception:

***

Paragraph 4.3

Assets

Warranty:

Ownership of assets:

Each of those assets which are used by the Group Entities and are material to the Business of the Group other than intellectual property rights, which shall be treated in accordance with the provisions of the Intellectual Property Transfer and Licence Agreement the Properties and any assets disposed of or realised in the ordinary course of business: (a) is legally and beneficially owned by the relevant Group Entity, except for assets which are subject to hire-purchase or lease arrangements where the hire-purchase or lease payments do not exceed [USD[—] ([—] United States dollars)] per year (b) etc.

Exception:

***

Paragraph 6.4

Contracts

Warranty:

There are no express provisions in any contract to which any Group Entity is a party which shall give any third party the right to terminate or amend that contract as a result of the Transaction.

***

Paragraph 7.4

HR

Warranty:

The Data Room contains details of the rules and other documentation relating to all share incentive, share options, profit-sharing, bonus and other incentive arrangements in respect of any Employees. None of the Group Entities are liable for any bonus payments for periods ending prior to or on December 31, 2010.

Exception:

***

Paragraph 7.5.1

HR

Warranty:

The Data Room contains details of all material [Retirement] Benefit Arrangements, except for arrangements to which any of the Group Entities contributes in compliance with any Law.

Exception:

***

Paragraph 11.2	Tax Warranty: All Taxes to be paid or withheld and remitted by any Group Entity have been duly paid or withheld and remitted to the appropriate Tax Authority. Exception: ***

Paragraph 11.3

Tax

Warranty:

No Group Entity is involved in any current dispute with any Tax Authority. No Group Entity is currently subject to any audit by any Tax Authority. To the best of Seller’s knowledge, no legal proceeding has been threatened, formally or informally, against or with respect to any Group Entity regarding Taxes.

Exception:

***

Paragraph 11.5	Tax Warranty: No adjustment for any amount of Tax has been asserted or assessed, formally or informally, by a Tax

Authority against any Group Entity, the amount of which is still outstanding, no Group Entity reasonably expects that any such adjustment, assertion or assessment of Tax liability will be made, and no basis for any such adjustment, assertion or assessment exists.

Exception:

***

Paragraph 11.7	Tax Warranty: No Group Entity has any outstanding claims for any Tax refunds. Exception: ***

Paragraph 11.8

Tax

Warranty:

No Group Entity or any Person on behalf of an Group Entity, other than by operation of Law, has consented to extend the time in which any Tax may be assessed or collected by any Tax Authority.

Exception:

***

Paragraph 11.9	Tax Warranty: No Group Entity has been a member of a group filing a Tax Return on an affiliated basis. Exception: ***

Schedule 18 PURCHASER’S WARRANTIES

1	Incorporation, authority, corporate action

1.2	The Purchaser validly exists and is a company duly organized under the law of its jurisdiction of incorporation. The Austrian Purchaser validly exists and is a company duly organized under the law of its jurisdiction of incorporation.

1.3	The Purchaser and the Austrian Purchaser have the full power and authority to enter into and perform this Agreement and any other documents to be executed by it pursuant to or in connection with this Agreement, which, when executed, and assuming due execution by the other parties hereto, will constitute valid and binding obligations of the Purchaser and the Austrian Purchaser in accordance with their respective terms, subject to mandatory provisions of applicable law.

1.4	The Purchaser and the Austrian Purchaser have taken all corporate actions required by each of them to authorise it to enter into and to perform this Agreement and any other documents to be executed by it pursuant to or in connection with this Agreement.

2	Financing

2.5	The Purchaser and the Austrian Purchaser have and will have at the Closing Date sufficient funds to effect the payments due by it at the Closing Date and to pay for all other transactions and fulfil all of its obligations as contemplated by this Agreement. The performance of any obligation by the Purchaser and the Austrian Purchaser under this Agreement is not subject to any third party financing commitments or arrangements.

3	Non-contravention

3.1	The execution and performance by the Purchaser and the Austrian Purchaser of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate any provision of the charter, articles of association or other organizational documents of the Purchaser or of the Austrian Purchaser and (ii) violate or result in a breach of or constitute a default under any law, order, decree or other restriction of any Governmental Authority to which the Purchaser or the Austrian Purchaser is subject, other than in the cases of clause (ii) any violation, breach or default which would not impair or delay the Purchaser’s or the Austrian Purchaser’s ability to perform its obligations hereunder.

1

Schedule 19	INDIVIDUALS DEEMED TO HAVE KNOWLEDGE IN RESPECT OF THE GROUP

The following people are deemed to have actual knowledge in accordance with Clause 10.1.3.

(A) Seller

Chris van Merode

Harry Ligthart

Ted Arnstein

Hans Adriaans

Johan de Groote

Jose Stinis

Johann Moser

Erik Fredriks

Minou Weerts

Ronald van Cleef

Charles Smit

Mark Hamersma

Gijs van Ijsel Smits;

Chunlei Xu;

(B) Group

Ernst Muellner

Arno Campostrini

Karin Margetich

Ursula Wutte

Franz Obenaus

Josef Lutz

Herbert Nemeth

Josef Nieszner

Walter Schmidtkunz

Friedrich Barisits

Klaus Fiedler

Andreas Tax

1

Schedule 20 TAX INDEMNITY

1	Definitions

In this Schedule:

“Event” means any transaction, event, act or omission;

“Pre-Closing Tax Period” means any Tax period ending on or before the Effective Time and the portion of any Straddle Tax Period through the end of the Effective Time.

“Purchasers’ Tax Group” means any of the Purchasers and any other company or companies which either are or become after the Closing Date treated as members of the same group as, or otherwise connected or associated in any way with, any of the Purchasers for any Tax purpose;

“Relief” means any relief, allowance, amortisation, depreciation, credit, deduction, exemption, set-off or other relief of a similar nature granted or available in relation to Tax and any repayment or right to repayment of Tax; and

“Straddle Tax Period” means any period of account for Tax purposes which commences prior to the Effective Time and ends after the Effective Time.

2	Tax indemnity

2.1	The Seller shall indemnify the Purchaser for an amount equal to:

(i)	any Tax Liability which arises for the Purchaser and/or any of the Group Entities in respect of any Event arising in or allocable to a Pre-Closing Tax Period; ;

(ii)	any Tax Liability which arises in respect of or with reference to any income, profits or gains which were earned, accrued, received or allocable to a Pre-Closing Tax Period ;

(iii)	the loss, non-availability or reduction of any Relief or refund that is reflected or included in the Statements or Accounts (“Tax Asset”), or the utilization or set-off of such Tax Asset where such utilization or set-off reduces any Taxes described in (i) and (ii); or

(iv)	any withholding Tax imposed on Purchaser with respect to the transfer of the Chinese Shares from Seller to Purchaser.

1

For purposes of determining Seller’s indemnity under this Paragraph 2.1, any gain, income, deduction or loss relating to, arising from or attributable to the Austrian Carveout shall be allocated to the Pre-Closing Tax Period.

2.2	In the case of any Straddle Tax Period, the amount of any Taxes based on or measured by income or receipts of any Group Entity for the Pre-Closing Tax Period shall be determined based on an interim closing of the books as of the close of business at the Effective Time and the amount of other Taxes of any Group Entity for a Straddle Tax Period that relates to the Pre-Closing Tax Period shall be deemed to be the amount of such Tax for the entire Tax period multiplied by a fraction the numerator of which is the number of days in the Tax period ending on the Effective Time and the denominator of which is the number of days in such Straddle Tax Period.

2.3	If the facts underlying a matter would constitute a breach of any Tax Warranty in this Agreement and in addition would be indemnified under Paragraph 2.1, any indemnification obligations for a claim arising from such breach shall be determined pursuant to Seller’s indemnification obligations under Paragraph 2.1 without any duplication of recovery.

2.4	The covenant contained in Paragraph 2.1 shall not cover any Tax Liability to the extent that:

(a)	any allowance, provision or reserve is made in the Working Capital Statement, the Net Cash Statement, or in the Accounts (and not released prior to the Effective Time) provided that allowances, provisions or reserves for Taxes, except for payroll related Taxes and VAT related Taxes in the Ordinary Course of Business shall not reduce the Seller’s liabilities for such amounts; or

(b)	the Tax Liability arises or is increased as a result of any change, after the Effective Time, in Tax rates or the passing of or any change in Law or generally accepted accounting practice, regulation, directive or requirement or any withdrawal of any extra-statutory concession by a Tax Authority; or

(c)	the Tax Liability would not have arisen but for, or is increased by, an Event (including a failure or omission to make any claim for Relief) carried out or effected by any member of the Purchasers’ Tax Group, including directors, employees, advisors, agents or successors in title, at any time after the Effective Time, other than any such transaction, action or omission carried out or effected by the Group Entity or a member of the Purchasers’ Tax Group:

2

(i)	under a legally binding commitment created on or before the Effective Time; or

(ii)	at the specific written request or direction of the Seller; or

(iii)	pursuant to an obligation imposed on any of the Group Entities by any Law, regulation or directive or the published practice of any Tax Authority; or

(d)	notice of a claim in respect of the Tax Liability is delivered by the Purchaser to the Seller after expiry of the statutory limitation period applicable in the relevant jurisdiction to make a timely objection or appeal to the Tax matter giving rise to such claim in accordance with Clause 13.1 of this Agreement, the foregoing without detracting from Purchaser’s notification obligations under Clauses 13.1 and 13.2 of this Agreement; or

(e)	the Tax Liability arises as a result of any change after the Effective Time in any accounting policy (including the length of any accounting period for Tax purposes) or any Tax or accounting basis, method or practice of any of the Group Entities introduced or having effect after the Effective Time, other than a change which is necessary in order to comply with the law or generally accepted accounting principles applicable to the relevant Group Entity at the Effective Time; or

(f)	recovery has been made or can be made (including, for the avoidance of doubt, the right to recover Taxes from employees), recovery is available under an insurance policy or the Tax Liability is otherwise compensated for without cost to the Purchaser, any of the Group Entities or any other member of the Purchasers’ Tax Group, including under the Tax Warranties.

2.5	Paragraph 2.4 shall mutatis mutandis apply to the Tax Warranties.

3	Tax Benefits

If Seller is to make or has made an indemnification payment pursuant to paragraph 2.1 and the facts on which the Purchaser’s claim pursuant to paragraph 2.1 is based give rise to (i) any Tax refund actually received by the relevant Group Entity; or (ii) any reduction of Tax actually owing by the relevant Group Entity; then the amount of such refund or reduction shall be paid by Purchaser to Seller within 20 (twenty) Business Days following the date on which Purchaser realises the Tax benefit. For purposes of this paragraph, in case of additional depreciations or amortisations, the amount to be repaid shall be equal to the net present value of future Tax refunds or reductions of Tax

3

as a result of these additional depreciations or amortisations as calculated at the Interest Rate and such amount shall be immediately set-off against the amount of the indemnity claim pursuant to paragraph 2.1.

4	Tax Refund

If the Purchaser or any of the Group Entities have a right to, or receive, a rebate, refund or repayment in respect of Tax after the Effective Time in respect of Tax from any Tax Authority in respect of any period up to the Effective Time other than a Tax benefit referred to in paragraph 3 of this Schedule 20 and where such payment has not been included in the Accounts or the Statements and such payment does not arise from the use of a Purchaser’s Relief (the amount of such rebate, refund or repayment being hereinafter referred to as a “Tax Refund”), then:

(a)	the Purchaser will promptly notify the Seller and will take such action as may reasonably be requested to obtain such Tax Refund; and

(b)	the amount of the Tax Refund shall be paid by the Purchaser to the Seller within ten (10) Business Days of the receipt of the Tax Refund.

5	Overprovision

If and to the extent that the amount of any provision, reserve or accrual in respect of an identified Tax Liability that is included in the Accounts or the Statements exceeds the amount which actually becomes due by the Purchaser or the Group Entities with respect to such Tax Liability (such amount being referred to as an “Overprovision”) then the amount of the Overprovision shall be paid by the Purchaser to the Seller within ten (10) Business Days after the date on which the amount of the Overprovision has been finally and irrevocably determined by the Tax Authority.

6	Mitigation

Purchaser shall, at the reasonable direction of Seller, procure that the Group Entities take all such reasonable steps as Seller may require to:

(a)	use any Relief available to the Group Entities to reduce or eliminate any Tax Liability in respect of which the Purchaser would have been able to make a claim against the Seller under Paragraph 2.1, provided that the use of such Relief does not cause a material disadvantage for the respective Group Entity;

(b)

make all such claims and elections specified by the Seller in respect of any period commencing prior to the Effective Time having the effect of reducing or eliminating any Tax Liability referred to under Paragraph

4

2.1, provided that such claims and elections do not result in an increase of the Tax Liabilities of the Purchaser’s Group; and

(c)	allow the Seller to reduce or eliminate any Tax Liability by surrendering or transferring, or procuring the surrender or transfer, by any company other than the Group Entities of a Relief to the Group Entities to the extent permitted by Law but without any payment being made in consideration for such surrender or transfer.

7	Due date for payment

A payment to be made by Seller or Purchaser under this Schedule shall be made within twenty (20) Business Days after the earliest of:

(a)	the date on which a compromise or settlement has been reached between the Parties with respect to a claim on the basis of Paragraph 2;

(b)	the date on which a compromise or settlement has been reached with the Tax Authority in respect of a Tax Liability subject to a claim on the basis of Paragraph 2; and

(c)	the date on which a final decision is made on appeal with respect to a Tax Liability subject to a claim on the basis of Paragraph 2 against which no appeal is permitted (uitspraak in kracht van gewijsde).

5

8	Purchaser’s indemnity

8.1	The Purchaser covenants with the Seller to pay to the Seller, so far as possible by way of an adjustment to the consideration for the sale of the Shares, an amount equal to any Tax Liability for which a member of the Seller’s Group is liable as a result of any provision imposing liability for any Taxation primarily chargeable against the Purchaser or the Group Entities, save to the extent the Purchaser has the right to claim, but has not received, payment in respect of that Tax Liability under Paragraph 2.1 of this Schedule.

9	Tax Conduct

9.1	Preparation of Tax Returns

9.1.1	The Seller shall prepare and file (or procure the preparation and filing of) all Tax Returns in respect of the Group Entities in a manner and on a basis consistent with past practice, to the extent that these are required to be filed on or prior to the Closing Date.

9.1.2	The Purchaser shall prepare and file (or procure the preparation and filing of) all Tax Returns in respect of the Group Entities not covered by Paragraph 9.1.1. The Seller shall provide the Purchaser such information and render the Purchaser such assistance as is necessary and reasonable to ensure the proper and timely completion and filing of such Tax Returns. To the extent that any such Tax Return relates to a Straddle Tax Period, the Seller shall have the right to review such Tax Return at least twenty (20) Business Days prior to the due date for filing thereof and the Purchaser shall not file such Tax Return without the prior written consent of Seller, such consent not to be unreasonably delayed or denied.

9.1.3	The Seller shall cancel any existing authority held by any employee or agent of or adviser to the Seller or the Group Entities to sign Tax Returns on behalf of the Group Entities with effect from the Closing Date.

9.1.4	The Purchaser shall procure that the Group Entities nor any other member of the Purchasers’ Tax Group shall take any position in the Tax Returns relating to the Group Entities that is contrary to the position that the Seller or the Group Entities have taken or will take in the Tax Returns relating to the period up to and including the Effective Time, except to the extent that Purchaser reasonably determines that such position is contrary to applicable Law. In such case Purchaser shall notify Seller and the Seller shall have the right to review such Tax Return at least twenty (20) Business Days prior to the due date for filing thereof and the Purchaser shall not file such Tax Return without the prior written consent of Seller, such consent not to be unreasonably delayed or denied.

6

9.2	Tax Audits

9.2.1	Upon becoming aware of any pending audit, investigation, assessment or other material proceedings (“Audit”) with respect to Tax matters of the Group Entities that may effect a Tax Liability for which the other Party may be liable under this Agreement, the Seller shall, or as the case may be, the Purchaser shall within ten (10) Business Days give written notice of such Audit to the other party. The notice shall set out such information as is available and as is reasonably necessary to enable the other party to assess the merits of the claim, to act to preserve evidence and to make such provision as such other party may consider necessary. Any failure to notify the other Party of an Audit shall not relieve the other Party of any liability with respect to the Audit except to the extent the Party was actually prejudiced as a result thereof.

9.2.2	The Seller shall control the conduct of any such Audit relating to any accounting period for Tax purposes ending at or prior to the Effective Time and shall be entitled to settle and compromise any such Audit. To the extent that any such Audit could have a material adverse effect on the Purchaser or the Group Entity with respect to the period after the Effective Time, the Seller shall advise the Purchaser periodically of developments in the Audit investigation and obtain the Purchaser’s prior written approval (such approval not to be unreasonably withheld or delayed) on critical Audit decisions and on material written communication to be forwarded to any Tax Authority or competent court in relation to the Audit.

9.2.3	The Purchaser shall control the conduct of any Audit relating to Tax matters of the Group Entities not covered by Paragraph 9.2.2 and shall be entitled to settle and compromise any such Audit. To the extent that any such Audit relates to a Straddle Tax Period, the Purchaser shall advise the Seller periodically of developments in the Audit investigation and obtain the Seller’s prior written approval (such approval not to be unreasonably withheld or delayed) on critical Audit decisions and on material written communication to be forwarded to any Tax Authority or competent court in relation to the Audit if and to the extent it regards Taxes attributable to the period ending on or prior to the Effective Time.

9.2.4	The Seller and the Purchaser shall provide each other such information and render such assistance as may reasonably be requested in order to ensure the proper and adequate defence of any Audit as mentioned in Paragraph 9.2.

9.2.5	The Seller and the Purchaser agree to retain all records that may be required for the conduct of any Audit until the expiration of applicable statutory limitation period and, upon reasonable notice, to provide each other access to all books and records relating to the Group Entities as may be reasonably required to exercise their rights under this Paragraph.

7

10	Limitations

Notwithstanding the foregoing, the limitations set forth in Clause 12 of this Agreement with respect to any claim by the Purchaser under this Agreement shall mutatis mutandis apply with respect to the indemnification provided in Paragraph 2.1. This Schedule governs the procedure for all Tax Liability claims and, in case of a conflict between this Schedule and the remainder of the Agreement, this Schedule will take precedence.

11	Adjustment to Purchase Price

The amount of any payment made under this Schedule shall, to the extent allowed under applicable Law, be an adjustment of the Purchase Price.

8

Schedule 21	COMMERCIAL AGREEMENT TERM SHEETS

***

1

Project Sonar Confidential

TERM SHEET COMMERCIAL AGREEMENT

(PRODUCT CATEGORY ***)

No.	Topic	Detail
1.	Parties to the Agreement

(i)     NXP B.V (“NXP”);

(ii)    [Knowles Electronics, LLC]

(iii)  NXP Semiconductors Beijing Limited; and

(iv)   NXP [Semiconductors] Austria

((ii), (iii), and (iv) together “K&S”, (iii) and (iv) together the “Group”)

2a.	Products covered	*** developed by NXP to be integrated into *** developed by K&S

2b.	Product definitions	*** *** developed by Purchaser Group and containing at least the following: *** *** ***

3a.	Definition ***

During the period of a *** between the parties:

•         K&S shall be NXP’s *** for ***, and NXP shall be K&S’s ***, except that ***

•         K&S and NXP shall jointly market the *** and joint solutions with device OEMs, next to each offering its standalone solutions

•         Quarterly product roadmaps and requirements definitions shall be shared between K&S and NXP in order to facilitate delivery on the envisioned value proposition ***

•         ***

•         ***

• ***

No.	Topic	Detail

3b.	Definition ***	During the period of a *** between the parties: • K&S shall purchase *** from NXP; • ***. • When, after a period of a ***, NXP begins to supply ***. • ***.

3c.	Definition ***

During the period of a *** between the parties:

•         K&S can work with multiple suppliers for *** to be integrated in its ***.

•         NXP can supply its *** to multiple ***.

•         NXP will not be obliged to license its IP to K&S’s alternative supplier(s).

3d.	Definition ***

If and when NXP ceases to make and sell *** to K&S during a *** NXP shall:

•         Provide a non-exclusive, non-transferable license to Knowles for the IP required to have customer specific ICs developed by another IC supplier to replace NXP’s ICs in its offering, provided that IP licensed in such a way cannot be used by K&S’s new suppliers for ICs other than those supplied to K&S for integration in its ***. The attached Patent C-List schedules the specific patents that are to be licensed.

•         Continue to supply ICs for K&S products that are in production ***.

No.	Topic	Detail

If and when K&S shall cease promoting and offering to sell *** NXP shall be notified thereof and be allowed to offer to sell and sell *** to other speaker suppliers.

4.	Time Periods and Transitions

Commencing on the Closing Date, the *** will last for a continuing period of *** years.

After *** from the Closing Date, K&S, at its sole option and discretion, may terminate the *** in favour of and commence the period of a ***

After *** years, the *** will move automatically to a *** unless decided otherwise by both parties. The *** will last ***, and can after that be extended by mutual consent of both parties on an annual basis.

5.	Commercial terms	NXP and K&S agree to negotiate in good faith the commercial terms for products for which prices have not been set as of the Closing Date.

ANNEX 1

Patent C-List

(NXP Exclusive - Speakers/Receivers)

***

2

Project Sonar Confidential

TERM SHEET COMMERCIAL AGREEMENT

(PRODUCT CATEGORY ***)

No.	Topic	Detail
1.	Parties to the Agreement

(i)     NXP B.V (“NXP”);

(ii)    [Knowles Electronics, LLC]

(iii)  NXP Semiconductors Beijing Limited; and

(iv)   NXP [Semiconductors] Austria

((ii), (iii), and (iv) together “K&S”, (iii) and (iv) together the “Group”)

2a.	Products covered	***

2b.	Product definitions	***

3.	Definition ***	During the period of a *** between the parties: • K&S shall purchase for Group products *** from ***, and *** • Knowles will make *** • NXP shall grant K&S ***

No.	Topic	Detail
• ***

4.	Time Periods and Transitions

K&S and NXP enter into a *** for ***.

Any supplies for *** will be covered by the commercial agreement *** between K&S and NXP.

For purposes of clarification, ***. In the event of any conflict between the terms outlined for ***, the provisions on of *** take priority.

5.	Commercial terms	*** NXP and K&S agree to negotiate in good faith for commercial terms for products for which prices have not been set as of the Closing Date.

***

3

Project Sonar Confidential

TERM SHEET COMMERCIAL AGREEMENT

(PRODUCT CATEGORY ***)

No.	Topic	Detail
1.	Parties to the Agreement	(i)	NXP B.V (“NXP”);
		(ii)	[Knowles Electronics, LLC]

		(iii)	NXP Semiconductors Beijing Limited; and

		(iv)	NXP [Semiconductors] Austria

((ii), (iii), and (iv) together “K&S”, (iii) and (iv) together the “Group”)

2a.	Products covered	***

2b.	Product definitions	***

3a.	Definition ***	During the period of a *** between the parties:

		•	K&S shall be NXP’s ***, and NXP shall be ***

		•	Quarterly product roadmaps and requirements shall be shared between K&S and NXP in order to ensure that ***

		•	***

		•	***

No.	Topic	Detail
• *** • ***

3b.	Definition ***	During the period of a *** between the parties: • K&S shall purchase *** from NXP *** • NXP shall grant *** • ***

3c.	Definition ***	During the period of a *** between the parties: • K&S can *** • NXP can *** • ***

3d.	Definition ***

*** NXP shall:

•        Provide a non-exclusive, non-transferable license to Knowles for the IP required to have customer specific ICs developed by another IC supplier to replace NXP’s ICs in its offering, ***. The attached Patent D-List schedules the specific patents that are to be licensed.

•        Continue to supply ICs for K&S products that are in production until K&S succeeds in ***

***

Draft, 21 December 2010

No.	Topic	Detail

4.	Time Periods and Transitions	*** After *** K&S, at its sole option and discretion, may *** NXP can terminate, at its sole option and discretion ***

5.	Commercial terms	NXP and K&S agree to negotiate in good faith the commercial terms for products for which prices have not been set as of the Closing Date.

***

***

4

Project Sonar Confidential

TERM SHEET COMMERCIAL AGREEMENT

(PRODUCT CATEGORY ***)

No.	Topic	Detail
1.	Parties to the Agreement	(i)	NXP B.V (“NXP”);
		(ii)	[Knowles Electronics, LLC]

		(iii)	NXP Semiconductors Beijing Limited; and

		(iv)	NXP [Semiconductors] Austria

((ii), (iii), and (iv) together “K&S”, (iii) and (iv) together the “Group”)

2a.	Products covered	***

2b.	Product definitions	***

3a.	Definition ***	During the period of a *** between the parties:

		•	K&S shall be NXP’s ***, and NXP shall be K&S’s ***

		•	Quarterly product roadmaps and requirements shall be shared between K&S and NXP in order to ensure that ***

		•	***

		•	***

3b.	Definition ***	During the period of a *** between the parties:

No.	Topic	Detail
• K&S shall purchase *** from NXP, and *** • NXP shall grant K&S *** • ***

3c.	Definition ***	During the period of a *** between the parties: • K&S can *** • NXP can *** • ***

3d.	Definition ***

If and when *** NXP shall:

•        Provide a non-exclusive, non-transferable license to Knowles for the IP required to have customer specific ICs developed by another IC supplier to replace NXP’s ICs in its offering, *** The attached Patent E-List schedules the specific patents that are to be licensed.

•        Continue to supply ICs for K&S products that are in production until K&S ***

If and when ***

4.	Time Periods and Transitions	K&S and NXP will discuss having ***, and as part of an agreement on that to *** ***

5.	Commercial terms	NXP and K&S agree to negotiate in good faith the commercial terms for products for which prices have not been set as of the Closing Date.

2/3

ANNEX 1

Patent C-List

PatentId	Reference	Status	Priority Date	Filed Date	Region	AppNr	PubNr	Patnr
***

Title	Bucket

***

ANNEX 1

Patent D-List

PatentId	Reference	Status	Priority Date	Filed Date	Region	AppNr	PubNr	Patnr Title	Bucket

***

ANNEX 1

Patent E-List

PatentId	Reference	Status	Priority Date	Filed Date	Region	AppNr	PubNr	Patnr Title	Bucket

***

ANNEX 1

Patent E2-List

Patentld	Reference	Status	PriorityDate	FiledDate	Region	AppNr	PubNr Patnr	Title	Ownership	Bucket

***

NXP R&D related to commercial agreements

The following item is to be non-binding on all parties at signing. It is intended to be an outline of a possible agreement between the parties which they will discuss between signing and closing. Though the parties agree to discuss this issue, either party may elect not to enter into any form of NRE or other agreement.

***

EXECUTION VERSION

Schedule 22    LIST OF EMPLOYEES

1

Country	Functional area	Function Detail NEW	Person No	Corporate Grade	Head
Austria	G&A	MANAGEMENT	1	70	0.50
Austria	G&A	Qlty Management	1	70	0.50
Austria	G&A	Bus Planning & Analysis	2	60	0.50
Austria	G&A	Bus Planning & Analysis	2	60	0.50
Austria	Commercial	ACCOUNT MANAGEMENT	3	70	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	4	60	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	5	50	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	6	50	1.00
Austria	G&A	SITE TRANSACTIONAL PROCUREMENT/S	7	50	1.00
Austria	G&A	DEMAND PLANNING	8	50	0.50
Austria	G&A	PLANNING MANAGER	8	50	0.50
Austria	G&A	DEMAND PLANNING	9	50	0.50
Austria	G&A	PLANNING MANAGER	9	50	0.50
Austria	G&A	Q ENGINEER	10	50	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	11	50	1.00
Austria	Manufacturing	FAB-DIRECT	12	<50	1.00
Austria	Manufacturing	FAB-DIRECT	13	<50	1.00
Austria	Manufacturing	FAB-DIRECT	14	<50	1.00
Austria	Manufacturing	FAB-DIRECT	15	<50	1.00
Austria	Manufacturing	FAB-DIRECT	16	<50	1.00
Austria	Manufacturing	FAB-DIRECT	17	<50	1.00
Austria	Manufacturing	FAB-DIRECT	18	50	1.00
Austria	Manufacturing	FAB-DIRECT	19	<50	1.00
Austria	Manufacturing	FAB-DIRECT	20	<50	1.00
Austria	Manufacturing	FAB-DIRECT	21	<50	1.00
Austria	Manufacturing	FAB-DIRECT	22	<50	1.00
Austria	Manufacturing	FAB-DIRECT	23	<50	1.00
Austria	Manufacturing	FAB-DIRECT	24	<50	1.00
Austria	Manufacturing	FAB-DIRECT	25	<50	1.00
Austria	Manufacturing	FAB-DIRECT	26	<50	1.00
Austria	Manufacturing	FAB-DIRECT	27	<50	1.00
Austria	Manufacturing	FAB-DIRECT	28	<50	1.00
Austria	Manufacturing	FAB-DIRECT	29	<50	1.00
Austria	Manufacturing	FAB-DIRECT	30	<50	1.00

Austria	Manufacturing	FAB-DIRECT	31	<50	1.00
Austria	Manufacturing	FAB-DIRECT	32	<50	1.00
Austria	Manufacturing	FAB-DIRECT	33	<50	1.00
Austria	Manufacturing	FAB-DIRECT	34	<50	1.00
Austria	Manufacturing	FAB-DIRECT	35	<50	1.00
Austria	Manufacturing	FAB-DIRECT	36	<50	1.00
Austria	Manufacturing	FAB-DIRECT	37	<50	1.00
Austria	Manufacturing	FAB-DIRECT	38	<50	1.00
Austria	Manufacturing	FAB-DIRECT	39	<50	1.00
Austria	Manufacturing	FAB-DIRECT	40	<50	1.00
Austria	Manufacturing	FAB-DIRECT	41	<50	1.00
Austria	Manufacturing	FAB-DIRECT	42	<50	1.00
Austria	Manufacturing	FAB-DIRECT	43	<50	1.00
Austria	Manufacturing	FAB-DIRECT	44	<50	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	45	50	1.00
Austria	G&A	ADMINISTRATIVE SUPPORT	47	50	1.00
Austria	R&D	MNGT:GENERAL MGR/GRP LEADER	48	90	1.00
Austria	R&D	PROGRAM/PROJECT MANAGER	49	60	1.00
Austria	R&D	PROGRAM/PROJECT MANAGER	50	60	1.00
Austria	R&D	PROGRAM/PROJECT MANAGER	51	70	1.00
Austria	R&D	PROGRAM/PROJECT MANAGER	52	60	1.00
Austria	R&D	PROGRAM/PROJECT MANAGER	53	60	1.00
Austria	R&D	PROGRAM/PROJECT MANAGER	54	60	1.00
Austria	G&A	Generalist	55	60	1.00
Austria	G&A	MANAGEMENT	56	90	0.20
Austria	G&A	MANAGEMENT	56	90	0.80
Austria	G&A	Generalist	57	<50	0.50
Austria	G&A	ADMINISTRATIVE SUPPORT	57	<50	0.50
Austria	G&A	SYSTEM ANALYST/ SUPPORT	58	50	0.50
Austria	G&A	SYSTEM ANALYST/ SUPPORT	58	50	0.50
Austria	G&A	SYSTEM ANALYST/ SUPPORT	59	50	0.40
Austria	G&A	SYSTEM ANALYST/ SUPPORT	59	50	0.60
Austria	G&A	Financial Reports	60	60	0.75
Austria	G&A	ACC & CONTROLLING	60	60	0.25
Austria	G&A	ACC & CONTROLLING	61	<50	0.20
Austria	G&A	ACC & CONTROLLING	61	<50	0.80
Austria	G&A	ACC & CONTROLLING	62	60	0.30
Austria	G&A	PLANNING MANAGER	62	60	0.70
Austria	G&A	MANAGEMENT	63	90	0.20
Austria	G&A	MANAGEMENT	63	90	0.80
Austria	G&A	ACC & CONTROLLING	64	60	0.70
Austria	G&A	Financial Reports	64	60	0.30

Austria	G&A	ACC & CONTROLLING	65	<50	0.40
Austria	G&A	ACC & CONTROLLING	65	<50	0.60
Austria	Manufacturing	CONTROL MANAGER	66	60	0.70
Austria	Manufacturing	CONTROL MANAGER	66	60	0.30
Austria	Manufacturing	FAB-INDIRECT	67	<50	1.00
Austria	G&A	Bus Planning & Analysis	68	60	0.30
Austria	G&A	Bus Planning & Analysis	68	60	0.70
Austria	Commercial	APPLICATION MARKETING MANAGER	69	50	1.00
Austria	Commercial	APPLICATION MARKETING MANAGER	70	50	1.00
Austria	Commercial	ADMINISTRATIVE SUPPORT	71	50	1.00
Austria	G&A	MANAGEMENT	72	80	1.00
Austria	Commercial	APPLICATION MARKETING MANAGER	73	60	1.00
Austria	Commercial	PRODUKT MARKETING	74	60	1.00
Austria	Commercial	PRODUKT MARKETING	75	<50	1.00
Austria	Commercial	ACCOUNT MANAGEMENT	76	70	1.00
Austria	Commercial	PRODUKT MARKETING	77	60	1.00
Austria	R&D	MNGT:GENERAL MGR/GRP LEADER	78	60	1.00
Austria	G&A	MANAGEMENT	79	80	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	80	50	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	81	<50	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	83	50	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	84	50	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	85	50	1.00
Austria	R&D	SUPPORT	86	60	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	87	50	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	88	50	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	89	50	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	90	60	1.00
Austria	R&D	MNGT:GENERAL MGR/GRP LEADER	91	80	1.00
Austria	R&D	MNGT:GENERAL MGR/GRP LEADER	92	80	1.00
Austria	R&D	MNGT:GENERAL MGR/GRP LEADER	93	60	1.00
Austria	R&D	MNGT:GENERAL MGR/GRP LEADER	94	60	1.00
Austria	R&D	SUPPORT	95	50	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	96	50	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	97	60	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	98	50	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	99	50	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	100	50	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	102	50	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	103	50	1.00
Austria	Manufacturing	LIFE TEST TECHNICIAN	104	<50	1.00
Austria	Manufacturing	LIFE TEST TECHNICIAN	105	<50	1.00
Austria	Manufacturing	Q ENGINEER	106	50	1.00
Austria	G&A	COMMODITY PURCHASING MNGT	107	60	0.40
Austria	G&A	SITE (PROJECT) BUYING	107	60	0.60
Austria	G&A	COMMODITY PURCHASING MNGT	108	60	0.60
Austria	G&A	SITE (PROJECT) BUYING	108	60	0.40
Austria	G&A	SITE TRANSACTIONAL PROCUREMENT/S	109	50	1.00
Austria	G&A	SITE PURCHASING MANAGEMENT	110	60	1.00
Austria	G&A	MANAGEMENT	111	80	1.00

Austria	G&A	SITE PURCHASING MANAGEMENT	112	70	1.00
Austria	Commercial	PRODUKT MARKETING	113	60	1.00
Austria	G&A	SITE (PROJECT) BUYING	114	50	1.00
Austria	G&A	COMMODITY PURCHASING MNGT	115	60	0.40
Austria	G&A	SITE (PROJECT) BUYING	115	60	0.60
Austria	G&A	PLANNING MANAGER	116	60	0.50
Austria	G&A	PLANNING MANAGER	116	60	0.50
Austria	G&A	DEMAND PLANNING	117	50	0.50
Austria	G&A	PLANNING MANAGER	117	50	0.50
Austria	G&A	DEMAND PLANNING	118	50	0.50
Austria	G&A	PLANNING MANAGER	118	50	0.50
Austria	Manufacturing	FAB-DIRECT	119	<50	1.00
Austria	Manufacturing	FAB-DIRECT	120	<50	1.00
Austria	Manufacturing	FAB-INDIRECT	121	50	1.00
Austria	Manufacturing	FAB-DIRECT	122	<50	1.00
Austria	Manufacturing	FAB-DIRECT	123	<50	1.00
Austria	G&A	CUSTOMER COMPLAINT ASSISTANT	124	<50	1.00
Austria	G&A	Qlty Management	125	70	1.00
Austria	Manufacturing	FAB-DIRECT	126	50	1.00
Austria	G&A	QUALITY ASSURANCE OFFICER	127	50	1.00
Austria	G&A	QUALITY ASSURANCE OFFICER	128	<50	1.00
Austria	G&A	QUALITY ASSURANCE OFFICER	129	50	1.00
Austria	G&A	Q ENGINEER	130	50	1.00
Austria	G&A	QUALITY ASSURANCE OFFICER	131	50	1.00
Austria	G&A	Qlty Management	132	60	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	133	50	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	134	50	1.00
Austria	R&D	MNGT:GENERAL MGR/GRP LEADER	135	70	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	136	50	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	137	50	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	138	50	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	139	60	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	140	60	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	141	50	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	142	50	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	143	50	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	144	50	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	145	60	1.00
Austria	Manufacturing	FAB-INDIRECT	146	<50	1.00
Austria	Manufacturing	FAB-INDIRECT	147	<50	1.00
Austria	Manufacturing	FAB-INDIRECT	148	<50	1.00
Austria	Manufacturing	FAB-INDIRECT	149	80	1.00
Austria	Manufacturing	FAB-DIRECT	150	<50	1.00
Austria	Manufacturing	FAB-DIRECT	151	<50	1.00

Austria	Manufacturing	FAB-DIRECT	152	<50	1.00
Austria	Manufacturing	FAB-DIRECT	153	<50	1.00
Austria	Manufacturing	FAB-DIRECT	154	<50	1.00
Austria	Manufacturing	FAB-DIRECT	155	<50	1.00
Austria	Manufacturing	FAB-DIRECT	156	<50	1.00
Austria	Manufacturing	FAB-DIRECT	157	<50	1.00
Austria	Manufacturing	FAB-DIRECT	158	<50	1.00
Austria	Manufacturing	FAB-DIRECT	159	<50	1.00
Austria	Manufacturing	FAB-DIRECT	160	<50	1.00
Austria	Manufacturing	FAB-DIRECT	161	<50	1.00
Austria	Manufacturing	FAB-DIRECT	162	<50	1.00
Austria	Manufacturing	FAB-DIRECT	163	<50	1.00
Austria	Manufacturing	FAB-DIRECT	164	<50	1.00
Austria	Manufacturing	FAB-DIRECT	165	<50	1.00
Austria	Manufacturing	FAB-DIRECT	166	<50	1.00
Austria	Manufacturing	FAB-DIRECT	167	<50	1.00
Austria	Manufacturing	FAB-DIRECT	168	<50	1.00
Austria	Manufacturing	FAB-DIRECT	169	<50	1.00
Austria	Manufacturing	FAB-DIRECT	170	<50	1.00
Austria	Manufacturing	FAB-DIRECT	171	<50	1.00
Austria	Manufacturing	FAB-DIRECT	172	<50	1.00
Austria	Manufacturing	FAB-DIRECT	173	<50	1.00
Austria	Manufacturing	FAB-DIRECT	174	<50	1.00
Austria	Manufacturing	FAB-DIRECT	175	<50	1.00
Austria	Manufacturing	FAB-DIRECT	176	<50	1.00
Austria	Manufacturing	FAB-DIRECT	177	<50	1.00
Austria	Manufacturing	FAB-DIRECT	178	<50	1.00
Austria	Manufacturing	FAB-DIRECT	179	<50	1.00

Austria	Manufacturing	FAB-DIRECT	180	<50	1.00
Austria	Manufacturing	FAB-DIRECT	181	<50	1.00
Austria	Manufacturing	FAB-DIRECT	182	<50	1.00
Austria	Manufacturing	FAB-DIRECT	183	50	1.00
Austria	Manufacturing	FAB-DIRECT	184	<50	1.00
Austria	Manufacturing	FAB-DIRECT	185	<50	1.00
Austria	Manufacturing	FAB-DIRECT	186	<50	1.00
Austria	Manufacturing	FAB-DIRECT	187	<50	1.00
Austria	Manufacturing	FAB-DIRECT	188	<50	1.00
Austria	Manufacturing	FAB-DIRECT	189	<50	1.00
Austria	Manufacturing	FAB-DIRECT	190	<50	1.00
Austria	Manufacturing	FAB-DIRECT	191	<50	1.00
Austria	Manufacturing	FAB-DIRECT	192	<50	1.00
Austria	Manufacturing	FAB-DIRECT	193	<50	1.00
Austria	Manufacturing	FAB-DIRECT	194	<50	1.00
Austria	Manufacturing	FAB-DIRECT	195	<50	1.00
Austria	Manufacturing	FAB-DIRECT	196	<50	1.00
Austria	Manufacturing	FAB-DIRECT	197	<50	1.00
Austria	Manufacturing	FAB-DIRECT	198	<50	1.00
Austria	Manufacturing	FAB-DIRECT	199	<50	1.00
Austria	Manufacturing	FAB-DIRECT	200	<50	1.00
Austria	Manufacturing	FAB-DIRECT	201	<50	1.00
Austria	Manufacturing	FAB-DIRECT	202	<50	1.00
Austria	Manufacturing	FAB-DIRECT	203	<50	1.00
Austria	Manufacturing	FAB-DIRECT	204	<50	1.00
Austria	Manufacturing	FAB-DIRECT	205	<50	1.00
Austria	Manufacturing	FAB-DIRECT	206	<50	1.00
Austria	Manufacturing	FAB-DIRECT	207	<50	1.00

Austria	Manufacturing	FAB-DIRECT	208	<50	1.00
Austria	Manufacturing	FAB-DIRECT	209	<50	1.00
Austria	Manufacturing	FAB-DIRECT	210	<50	1.00
Austria	Manufacturing	FAB-DIRECT	211	<50	1.00
Austria	Manufacturing	FAB-DIRECT	212	<50	1.00
Austria	Manufacturing	FAB-DIRECT	213	<50	1.00
Austria	Manufacturing	FAB-INDIRECT	214	60	1.00
Austria	Manufacturing	FAB-DIRECT	215	<50	1.00
Austria	Manufacturing	FAB-DIRECT	216	<50	1.00
Austria	Manufacturing	FAB-DIRECT	217	<50	1.00
Austria	Manufacturing	FAB-DIRECT	218	<50	1.00
Austria	Manufacturing	FAB-DIRECT	219	<50	1.00
Austria	Manufacturing	CONTROL MANAGER	220	60	1.00
Austria	Manufacturing	FAB-DIRECT	221	<50	1.00
Austria	Manufacturing	FAB-DIRECT	222	<50	1.00
Austria	Manufacturing	FAB-DIRECT	223	<50	1.00
Austria	Manufacturing	FAB-DIRECT	224	<50	1.00
Austria	Manufacturing	FAB-DIRECT	225	<50	1.00
Austria	Manufacturing	FAB-DIRECT	226	<50	1.00
Austria	Manufacturing	FAB-DIRECT	227	<50	1.00
Austria	Manufacturing	FAB-DIRECT	228	<50	1.00
Austria	Manufacturing	FAB-DIRECT	229	<50	1.00
Austria	Manufacturing	FAB-DIRECT	230	<50	1.00
Austria	Manufacturing	FAB-DIRECT	231	<50	1.00
Austria	Manufacturing	FAB-DIRECT	232	<50	1.00
Austria	Manufacturing	FAB-DIRECT	233	<50	1.00
Austria	Manufacturing	FAB-DIRECT	234	<50	1.00
Austria	Manufacturing	FAB-DIRECT	235	<50	1.00

Austria	Manufacturing	FAB-DIRECT	236	<50	1.00
Austria	Manufacturing	FAB-DIRECT	237	<50	1.00
Austria	Manufacturing	FAB-DIRECT	238	<50	1.00
Austria	Manufacturing	FAB-DIRECT	239	<50	1.00
Austria	Manufacturing	FAB-DIRECT	240	50	1.00
Austria	Manufacturing	FAB-DIRECT	241	<50	1.00
Austria	Manufacturing	FAB-DIRECT	242	<50	1.00
Austria	Manufacturing	FAB-DIRECT	243	<50	1.00
Austria	Manufacturing	FAB-DIRECT	244	<50	1.00
Austria	Manufacturing	FAB-DIRECT	245	<50	1.00
Austria	Manufacturing	FAB-DIRECT	246	<50	1.00
Austria	Manufacturing	FAB-DIRECT	247	<50	1.00
Austria	Manufacturing	FAB-DIRECT	248	<50	1.00
Austria	Manufacturing	FAB-DIRECT	249	<50	1.00
Austria	Manufacturing	FAB-DIRECT	250	<50	1.00
Austria	Manufacturing	FAB-DIRECT	251	<50	1.00
Austria	Manufacturing	FAB-DIRECT	252	<50	1.00
Austria	Manufacturing	FAB-DIRECT	253	<50	1.00
Austria	Manufacturing	FAB-DIRECT	254	<50	1.00
Austria	Manufacturing	FAB-DIRECT	255	<50	1.00
Austria	Manufacturing	FAB-DIRECT	256	50	1.00
Austria	Manufacturing	FAB-DIRECT	257	<50	1.00
Austria	Manufacturing	FAB-DIRECT	258	<50	1.00
Austria	Manufacturing	FAB-DIRECT	259	<50	1.00
Austria	Manufacturing	FAB-DIRECT	260	<50	1.00
Austria	Manufacturing	FAB-DIRECT	261	<50	1.00
Austria	Manufacturing	FAB-DIRECT	262	<50	1.00
Austria	Manufacturing	FAB-DIRECT	263	<50	1.00

Austria	Manufacturing	FAB-DIRECT	264	<50	1.00
Austria	Manufacturing	FAB-DIRECT	265	50	1.00
Austria	Manufacturing	FAB-DIRECT	266	<50	1.00
Austria	Manufacturing	FAB-DIRECT	267	<50	1.00
Austria	Manufacturing	FAB-INDIRECT	268	60	1.00
Austria	Manufacturing	FAB-DIRECT	269	<50	1.00
Austria	Manufacturing	FAB-DIRECT	270	<50	1.00
Austria	Manufacturing	FAB-DIRECT	271	<50	1.00
Austria	Manufacturing	FAB-DIRECT	272	<50	1.00
Austria	Manufacturing	FAB-DIRECT	273	<50	1.00
Austria	Manufacturing	FAB-DIRECT	274	<50	1.00
Austria	Manufacturing	FAB-DIRECT	275	<50	1.00
Austria	Manufacturing	FAB-DIRECT	276	<50	1.00
Austria	Manufacturing	FAB-DIRECT	277	<50	1.00
Austria	Manufacturing	FAB-DIRECT	278	<50	1.00
Austria	Manufacturing	FAB-DIRECT	279	<50	1.00
Austria	Manufacturing	FAB-DIRECT	280	<50	1.00
Austria	Manufacturing	FAB-DIRECT	281	<50	1.00
Austria	Manufacturing	FAB-DIRECT	282	<50	1.00
Austria	Manufacturing	FAB-DIRECT	283	<50	1.00
Austria	Manufacturing	FAB-DIRECT	284	<50	1.00
Austria	Manufacturing	FAB-DIRECT	285	<50	1.00
Austria	Manufacturing	FAB-DIRECT	286	<50	1.00
Austria	Manufacturing	FAB-DIRECT	287	<50	1.00
Austria	Manufacturing	FAB-DIRECT	288	<50	1.00
Austria	Manufacturing	FAB-DIRECT	289	<50	1.00
Austria	Manufacturing	FAB-DIRECT	290	<50	1.00
Austria	Manufacturing	FAB-DIRECT	291	<50	1.00

Austria	Manufacturing	FAB-DIRECT	292	<50	1.00
Austria	Manufacturing	FAB-DIRECT	293	<50	1.00
Austria	Manufacturing	FAB-DIRECT	294	<50	1.00
Austria	Manufacturing	FAB-DIRECT	295	<50	1.00
Austria	Manufacturing	FAB-DIRECT	296	<50	1.00
Austria	Manufacturing	FAB-INDIRECT	297	50	1.00
Austria	Manufacturing	FAB-DIRECT	298	<50	1.00
Austria	Manufacturing	FAB-DIRECT	299	<50	1.00
Austria	Manufacturing	FAB-DIRECT	300	<50	1.00
Austria	Manufacturing	FAB-DIRECT	301	50	1.00
Austria	Manufacturing	FAB-DIRECT	302	<50	1.00
Austria	Manufacturing	FAB-DIRECT	303	<50	1.00
Austria	Manufacturing	FAB-DIRECT	304	<50	1.00
Austria	Manufacturing	FAB-DIRECT	305	<50	1.00
Austria	Manufacturing	FAB-DIRECT	306	<50	1.00
Austria	Manufacturing	FAB-DIRECT	307	<50	1.00
Austria	Manufacturing	FAB-DIRECT	308	<50	1.00
Austria	Manufacturing	FAB-DIRECT	309	<50	1.00
Austria	Manufacturing	FAB-DIRECT	310	<50	1.00
Austria	Manufacturing	FAB-INDIRECT	311	60	1.00
Austria	Manufacturing	FAB-DIRECT	312	<50	1.00
Austria	Manufacturing	FAB-DIRECT	313	<50	1.00
Austria	Manufacturing	FAB-DIRECT	314	<50	1.00
Austria	Manufacturing	FAB-DIRECT	315	<50	1.00
Austria	R&D	PROGRAM/PROJECT MANAGER	316	70	1.00
Austria	Manufacturing	FAB-DIRECT	317	<50	1.00
Austria	Manufacturing	FAB-DIRECT	318	<50	1.00
Austria	Manufacturing	FAB-DIRECT	319	<50	1.00

Austria	Manufacturing	FAB-DIRECT	320	<50	1.00
Austria	Manufacturing	FAB-DIRECT	321	<50	1.00
Austria	Manufacturing	FAB-DIRECT	322	<50	1.00
Austria	Manufacturing	FAB-DIRECT	323	<50	1.00
Austria	Manufacturing	FAB-DIRECT	324	<50	1.00
Austria	Manufacturing	FAB-DIRECT	325	<50	1.00
Austria	Manufacturing	FAB-DIRECT	326	<50	1.00
Austria	Manufacturing	FAB-DIRECT	327	<50	1.00
Austria	Manufacturing	FAB-DIRECT	328	<50	1.00
Austria	Manufacturing	FAB-DIRECT	329	<50	1.00
Austria	Manufacturing	FAB-DIRECT	330	<50	1.00
Austria	Manufacturing	FAB-DIRECT	331	<50	1.00
Austria	Manufacturing	FAB-DIRECT	332	<50	1.00
Austria	Manufacturing	FAB-DIRECT	333	<50	1.00
Austria	Manufacturing	FAB-DIRECT	334	50	1.00
Austria	Manufacturing	FAB-DIRECT	335	<50	1.00
Austria	Manufacturing	FAB-DIRECT	336	<50	1.00
Austria	Manufacturing	FAB-DIRECT	337	<50	1.00
Austria	Manufacturing	FAB-DIRECT	338	<50	1.00
Austria	Manufacturing	FAB-DIRECT	339	<50	1.00
Austria	Manufacturing	FAB-DIRECT	340	<50	1.00
Austria	Manufacturing	FAB-DIRECT	341	<50	1.00
Austria	Manufacturing	FAB-DIRECT	342	<50	1.00
Austria	Manufacturing	FAB-DIRECT	343	<50	1.00
Austria	Manufacturing	FAB-DIRECT	344	<50	1.00
Austria	Manufacturing	FAB-DIRECT	345	<50	1.00
Austria	Manufacturing	FAB-DIRECT	346	50	1.00
Austria	Manufacturing	FAB-DIRECT	347	<50	1.00

Austria	Manufacturing	FAB-DIRECT	348	<50	1.00
Austria	Manufacturing	FAB-DIRECT	349	<50	1.00
Austria	Manufacturing	FAB-DIRECT	350	<50	1.00
Austria	Manufacturing	FAB-DIRECT	351	<50	1.00
Austria	Manufacturing	FAB-DIRECT	352	<50	1.00
Austria	Manufacturing	LIFE TEST TECHNICIAN	353	<50	1.00
Austria	Manufacturing	FAB-DIRECT	354	<50	1.00
Austria	Manufacturing	FAB-DIRECT	355	<50	1.00
Austria	Manufacturing	FAB-DIRECT	356	50	1.00
Austria	Manufacturing	FAB-DIRECT	357	50	1.00
Austria	Manufacturing	FAB-DIRECT	358	<50	1.00
Austria	Manufacturing	FAB-DIRECT	359	<50	1.00
Austria	Manufacturing	FAB-DIRECT	360	<50	1.00
Austria	Manufacturing	FAB-DIRECT	361	50	1.00
Austria	Manufacturing	FAB-DIRECT	362	<50	1.00
Austria	Manufacturing	FAB-INDIRECT	363	70	1.00
Austria	Manufacturing	FAB-DIRECT	364	50	1.00
Austria	Manufacturing	FAB-DIRECT	365	<50	1.00
Austria	Manufacturing	FAB-DIRECT	366	<50	1.00
Austria	Manufacturing	FAB-DIRECT	367	<50	1.00
Austria	Manufacturing	FAB-DIRECT	368	<50	1.00
Austria	Manufacturing	FAB-DIRECT	369	<50	1.00
Austria	Manufacturing	FAB-DIRECT	370	<50	1.00
Austria	Manufacturing	FAB-DIRECT	371	<50	1.00
Austria	Manufacturing	FAB-DIRECT	372	50	1.00
Austria	Manufacturing	FAB-DIRECT	373	<50	1.00
Austria	Manufacturing	FAB-DIRECT	374	<50	1.00
Austria	Manufacturing	FAB-DIRECT	375	60	1.00

Austria	Manufacturing	FAB-DIRECT	376	<50	1.00
Austria	Manufacturing	FAB-DIRECT	377	<50	1.00
Austria	Manufacturing	FAB-DIRECT	378	<50	1.00
Austria	Manufacturing	Q ENGINEER	379	60	1.00
Austria	Manufacturing	FAB-DIRECT	380	<50	1.00
Austria	Manufacturing	FAB-DIRECT	381	50	1.00
Austria	Manufacturing	FAB-DIRECT	382	<50	1.00
Austria	Manufacturing	FAB-DIRECT	383	<50	1.00
Austria	Manufacturing	FAB-DIRECT	384	<50	1.00
Austria	Manufacturing	FAB-DIRECT	385	<50	1.00
Austria	Manufacturing	FAB-INDIRECT	386	60	1.00
Austria	Manufacturing	FAB-DIRECT	387	50	1.00
Austria	Manufacturing	FAB-DIRECT	388	<50	1.00
Austria	Manufacturing	FAB-INDIRECT	389	50	1.00
Austria	Manufacturing	FAB-INDIRECT	390	60	1.00
Austria	Manufacturing	FAB-INDIRECT	391	60	1.00
Austria	Manufacturing	FAB-INDIRECT	392	<50	1.00
Austria	Manufacturing	FAB-DIRECT	393	<50	1.00
Austria	Manufacturing	FAB-INDIRECT	394	50	1.00
Austria	Manufacturing	FAB-INDIRECT	395	<50	1.00
Austria	Manufacturing	FAB-INDIRECT	397	60	1.00
Austria	Manufacturing	FAB-DIRECT	398	<50	1.00
Austria	Manufacturing	FAB-DIRECT	399	<50	1.00
Austria	Manufacturing	FAB-DIRECT	400	<50	1.00
Austria	Manufacturing	FAB-DIRECT	401	<50	1.00
Austria	Manufacturing	FAB-DIRECT	402	<50	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	403	50	1.00
Austria	Manufacturing	FAB-DIRECT	404	<50	1.00

Austria	Manufacturing	FAB-DIRECT	406	<50	1.00
Austria	R&D	MNGT:GENERAL MGR/GRP LEADER	407	60	1.00
Austria	R&D	SUPPORT	408	<50	1.00
Austria	Manufacturing	FAB-DIRECT	409	60	1.00
Austria	G&A	COMMODITY PURCHASING MNGT	410	60	1.00
Austria	G&A	Administration	411	50	1.00
Austria	Manufacturing	FAB-DIRECT	412	<50	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	413	50	1.00
Austria	Manufacturing	FAB-DIRECT	414	<50	1.00
Austria	Manufacturing	FAB-DIRECT	415	<50	1.00
Austria	Manufacturing	FAB-DIRECT	416	<50	1.00
Austria	R&D	PROGRAM/PROJECT MANAGER	417	60	1.00
Austria	G&A	Administration	418	<50	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	419	50	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	422	50	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	423	50	1.00
Austria	Manufacturing	FAB-DIRECT	424	<50	1.00
Austria	Manufacturing	FAB-DIRECT	425	<50	1.00
Austria	Manufacturing	FAB-DIRECT	426	<50	1.00
Austria	Manufacturing	FAB-DIRECT	427	<50	1.00
Austria	Manufacturing	FAB-DIRECT	428	<50	1.00
Austria	Manufacturing	FAB-DIRECT	429	<50	1.00
Austria	Manufacturing	FAB-DIRECT	430	<50	1.00
Austria	Manufacturing	FAB-DIRECT	431	<50	1.00
Austria	Manufacturing	FAB-DIRECT	432	<50	1.00
Austria	Manufacturing	FAB-DIRECT	433	<50	1.00
Austria	Manufacturing	FAB-DIRECT	434	<50	1.00
Austria	Manufacturing	FAB-DIRECT	435	<50	1.00
Austria	Manufacturing	FAB-DIRECT	436	<50	1.00
Austria	Manufacturing	FAB-DIRECT	437	<50	1.00
Austria	Manufacturing	FAB-DIRECT	438	<50	1.00
Austria	Commercial	ADMINISTRATIVE SUPPORT	439	70	1.00
Austria	Commercial	APPLICATION MARKETING MANAGER	440	50	1.00
Austria	Commercial	ADMINISTRATIVE SUPPORT	441	50	1.00
Austria	G&A	MANAGEMENT	442	SVP	1.00

Austria	G&A	Q ENGINEER	443	60	1.00
Austria	G&A	CUSTOMER COMPLAINT ASSISTANT	444	<50	1.00
Austria	G&A	SITE (PROJECT) BUYING	445	60	1.00
Austria	G&A	SITE (PROJECT) BUYING	446	50	1.00
Austria	G&A	Generalist	447	<50	1.00
Austria	G&A	Generalist	448	50	1.00
Austria	Manufacturing	LIFE TEST ENGINEER	449	<50	1.00
Austria	Manufacturing	FAB-DIRECT	450	<50	1.00
Austria	Manufacturing	FAB-DIRECT	451	<50	1.00
Austria	Manufacturing	FAB-DIRECT	452	<50	1.00
Austria	Manufacturing	FAB-DIRECT	453	<50	1.00
Austria	Manufacturing	FAB-DIRECT	454	<50	1.00
Austria	Manufacturing	FAB-DIRECT	455	<50	1.00
Austria	Manufacturing	FAB-INDIRECT	456	50	1.00
Austria	Manufacturing	FAB-DIRECT	457	<50	1.00
Austria	Manufacturing	FAB-DIRECT	458	<50	1.00
Austria	Manufacturing	FAB-DIRECT	459	<50	1.00
Austria	Manufacturing	FAB-DIRECT	460	<50	1.00
Austria	Manufacturing	FAB-DIRECT	461	<50	1.00
Austria	Manufacturing	FAB-DIRECT	462	<50	1.00
Austria	Manufacturing	FAB-DIRECT	463	<50	1.00
Austria	Manufacturing	FAB-DIRECT	464	<50	1.00
Austria	Manufacturing	FAB-DIRECT	465	<50	1.00
Austria	Manufacturing	FAB-DIRECT	466	<50	1.00
Austria	Manufacturing	FAB-DIRECT	467	<50	1.00
Austria	Manufacturing	FAB-DIRECT	468	<50	1.00
Austria	Manufacturing	FAB-DIRECT	469	<50	1.00
Austria	Manufacturing	FAB-DIRECT	470	<50	1.00
Austria	Manufacturing	FAB-DIRECT	471	<50	1.00
Austria	Manufacturing	FAB-DIRECT	472	<50	1.00
Austria	Manufacturing	FAB-DIRECT	473	<50	1.00

Austria	Manufacturing	FAB-DIRECT	474	<50	1.00
Austria	Manufacturing	FAB-DIRECT	475	<50	1.00
Austria	Manufacturing	FAB-DIRECT	476	<50	1.00
Austria	Manufacturing	FAB-DIRECT	477	<50	1.00
Austria	Manufacturing	FAB-DIRECT	478	<50	1.00
Austria	Manufacturing	FAB-DIRECT	479	<50	1.00
Austria	Manufacturing	FAB-DIRECT	480	<50	1.00
Austria	Manufacturing	FAB-DIRECT	481	<50	1.00
Austria	Manufacturing	FAB-DIRECT	482	<50	1.00
Austria	Manufacturing	FAB-INDIRECT	483	50	1.00
Austria	Manufacturing	FAB-DIRECT	484	<50	1.00
Austria	Manufacturing	FAB-DIRECT	485	<50	1.00
Austria	Manufacturing	FAB-DIRECT	486	<50	1.00
Austria	Manufacturing	FAB-DIRECT	487	<50	1.00
Austria	Manufacturing	FAB-DIRECT	488	<50	1.00
Austria	Manufacturing	FAB-DIRECT	489	<50	1.00
Austria	Manufacturing	FAB-INDIRECT	490	<50	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	491	50	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	492	60	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	493	50	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	494	50	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	495	50	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	496	<50	1.00
Austria	R&D	MNGT:GENERAL MGR/GRP LEADER	497	<50	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	498	50	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	499	50	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	500	50	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	501	<50	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	502	50	1.00
Austria	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	503	50	1.00
Austria	Not assigned	#	504	<50	1.00
China	Not assigned	ACC INVENTORY	505	50	0.50
China	Not assigned	ACC MNF / PC&A	505	50	0.50
China	G&A	FINANCIAL BUDGET & FORECASTS	506	50	0.50
China	G&A	PERFORMING FINANCIAL ANALYSIS	506	50	0.50
China	G&A	FINANCIAL BUDGET & FORECASTS	507	<50	0.50
China	G&A	TREASURY	507	<50	0.50
China	G&A	CONSOLIDATION & CLOSE	508	<50	0.50
China	G&A	EXT & REGULATORY REPORTING	508	<50	0.50

China	Commercial	APPLICATION MARKETING MANAGER	509	<50	1.00
China	Commercial	ADMINISTRATIVE SUPPORT	510	<50	1.00
China	Commercial	ACCOUNT MANAGEMENT	511	60	1.00
China	Commercial	APPLICATION MARKETING MANAGER	512	<50	1.00
China	Commercial	APPLICATION MARKETING MANAGER	513	<50	1.00
China	Commercial	ACCOUNT SERVICE MANAGER	514	50	1.00
China	Commercial	PRODUCT MARKETING MANAGER	515	50	1.00
China	Commercial	ACCOUNT MANAGEMENT	516	60	1.00
China	Commercial	APPLICATION MARKETING MANAGER	518	<50	1.00
China	Commercial	PRODUCT MARKETING MANAGER	519	50	1.00
China	G&A	ADMINISTRATIVE ASSISTANT/SECRETARY	521	<50	1.00
China	G&A	GENERAL MANAGEMENT	522	60	1.00
China	G&A	SOFTWARE ENGINEERING	523	<50	1.00
China	G&A	GENERAL MANAGEMENT	524	60	1.00
China	G&A	SOFTWARE ENGINEERING	525	<50	1.00
China	G&A	SYSTEM ANALYST	526	<50	1.00
China	G&A	SOFTWARE ENGINEERING	527	0	1.00
China	G&A	SECURITY SERVICES	528	<50	1.00
China	G&A	ENGINEER FACILITIES	529	<50	1.00
China	G&A	ADMINISTRATIVE ASSISTANT	530	<50	1.00
China	G&A	SITE (PROJECT) BUYING	531	<50	1.00
China	G&A	SITE (PROJECT) BUYING	532	<50	1.00
China	G&A	SITE TRANSACTIONAL PROCUREMENT/S	533	<50	1.00
China	G&A	SITE (PROJECT) BUYING	534	<50	1.00
China	G&A	SITE PURCHASING MANAGEMENT	535	60	1.00
China	G&A	SITE (PROJECT) BUYING	536	<50	1.00
China	G&A	SITE (PROJECT) BUYING	537	<50	1.00
China	G&A	PROCESSES & (E) SYSTEMS/PROJECTS	538	<50	1.00
China	G&A	SITE TRANSACTIONAL PROCUREMENT/S	539	<50	1.00
China	G&A	SITE (PROJECT) BUYING	540	<50	1.00
China	G&A	SITE TRANSACTIONAL PROCUREMENT/S	541	<50	1.00
China	G&A	ACC CUST INV & C&R	542	<50	1.00
China	G&A	ACC P2P	543	<50	1.00
China	G&A	ACC COST ACC & BS	544	<50	1.00
China	G&A	ACC FIXED ASSETS	545	<50	1.00
China	G&A	ACC BANKING & TREAS	547	<50	1.00
China	G&A	ACC FIXED ASSETS	548	0	1.00
China	G&A	ACC COST ACC & BS	549	0	1.00
China	G&A	ADMIN/SECRETARIAL SUPPORT	550	<50	1.00
China	G&A	MANAGER PAYROLL	551	<50	1.00
China	G&A	SITE/LOCAL HRM	552	70	1.00
China	G&A	RECRUITMENT MANAGER	553	50	1.00
China	G&A	MATERIAL MANAGEMENT	554	<50	1.00
China	G&A	MATERIAL MANAGEMENT	555	<50	1.00
China	G&A	INDUSTRIAL	556	<50	1.00
China	G&A	INDUSTRIAL	557	50	1.00
China	G&A	INDUSTRIAL	558	<50	1.00
China	G&A	BU SCM MANAGEMENT	559	70	1.00
China	G&A	INDUSTRIAL	560	<50	1.00
China	G&A	INDUSTRIAL	561	<50	1.00
China	G&A	INDUSTRIAL	562	50	1.00
China	G&A	INDUSTRIAL	563	<50	1.00
China	G&A	INDUSTRIAL	564	0	1.00
China	Manufacturing	FAB-INDIRECT	565	50	1.00

China	Manufacturing	FAB-INDIRECT	566	<50	1.00
China	Manufacturing	FAB-INDIRECT	567	<50	1.00
China	Manufacturing	FAB-INDIRECT	568	<50	1.00
China	Manufacturing	FAB-INDIRECT	569	<50	1.00
China	Manufacturing	FAB-INDIRECT	570	<50	1.00
China	Manufacturing	FAB-INDIRECT	571	<50	1.00
China	Manufacturing	FAB-INDIRECT	572	<50	1.00
China	Manufacturing	FAB-INDIRECT	573	<50	1.00
China	Manufacturing	FAB-DIRECT	574	<50	1.00
China	Manufacturing	FAB-INDIRECT	575	<50	1.00
China	Manufacturing	FAB-DIRECT	576	<50	1.00
China	Manufacturing	FAB-DIRECT	577	<50	1.00
China	Manufacturing	FAB-DIRECT	578	<50	1.00
China	Manufacturing	FAB-DIRECT	579	<50	1.00
China	Manufacturing	FAB-DIRECT	580	<50	1.00
China	Manufacturing	FAB-DIRECT	581	<50	1.00
China	Manufacturing	FAB-DIRECT	582	<50	1.00
China	Manufacturing	FAB-DIRECT	583	<50	1.00
China	Manufacturing	FAB-DIRECT	584	<50	1.00
China	Manufacturing	FAB-DIRECT	585	<50	1.00
China	Manufacturing	FAB-DIRECT	586	<50	1.00
China	Manufacturing	FAB-DIRECT	587	<50	1.00
China	Manufacturing	FAB-DIRECT	588	<50	1.00
China	Manufacturing	FAB-DIRECT	589	<50	1.00
China	Manufacturing	FAB-DIRECT	590	<50	1.00
China	Manufacturing	FAB-DIRECT	591	<50	1.00
China	Manufacturing	FAB-DIRECT	592	<50	1.00
China	Manufacturing	FAB-DIRECT	593	<50	1.00

China	Manufacturing	FAB-DIRECT	594	<50	1.00
China	Manufacturing	FAB-DIRECT	595	<50	1.00
China	Manufacturing	FAB-DIRECT	596	<50	1.00
China	Manufacturing	FAB-DIRECT	597	<50	1.00
China	Manufacturing	FAB-DIRECT	598	<50	1.00
China	Manufacturing	FAB-INDIRECT	599	<50	1.00
China	Manufacturing	FAB-INDIRECT	601	50	1.00
China	Manufacturing	FAB-INDIRECT	602	<50	1.00
China	Manufacturing	FAB-INDIRECT	603	<50	1.00
China	Manufacturing	FAB-INDIRECT	604	<50	1.00
China	Manufacturing	FAB-INDIRECT	605	50	1.00
China	Manufacturing	FAB-INDIRECT	606	<50	1.00
China	Manufacturing	FAB-INDIRECT	607	50	1.00
China	Manufacturing	FAB-INDIRECT	609	<50	1.00
China	Manufacturing	INNOVATION	610	60	1.00
China	Manufacturing	FAB-DIRECT	611	<50	1.00
China	Manufacturing	FAB-DIRECT	612	<50	1.00
China	Manufacturing	FAB-DIRECT	613	<50	1.00
China	Manufacturing	FAB-DIRECT	614	<50	1.00
China	Manufacturing	FAB-DIRECT	615	<50	1.00
China	Manufacturing	FAB-DIRECT	616	<50	1.00
China	Manufacturing	FAB-DIRECT	617	<50	1.00
China	Manufacturing	FAB-DIRECT	618	<50	1.00
China	Manufacturing	FAB-DIRECT	619	<50	1.00
China	Manufacturing	FAB-DIRECT	620	<50	1.00
China	Manufacturing	FAB-DIRECT	621	<50	1.00
China	Manufacturing	FAB-DIRECT	622	<50	1.00
China	Manufacturing	FAB-DIRECT	623	<50	1.00

China	Manufacturing	FAB-DIRECT	624	<50	1.00
China	Manufacturing	FAB-DIRECT	625	<50	1.00
China	Manufacturing	FAB-DIRECT	626	<50	1.00
China	Manufacturing	FAB-DIRECT	627	<50	1.00
China	Manufacturing	FAB-DIRECT	628	<50	1.00
China	Manufacturing	FAB-DIRECT	629	<50	1.00
China	Manufacturing	FAB-DIRECT	630	<50	1.00
China	Manufacturing	FAB-DIRECT	631	<50	1.00
China	Manufacturing	FAB-DIRECT	632	<50	1.00
China	Manufacturing	FAB-DIRECT	633	<50	1.00
China	Manufacturing	FAB-DIRECT	634	<50	1.00
China	Manufacturing	FAB-DIRECT	635	<50	1.00
China	Manufacturing	FAB-DIRECT	636	<50	1.00
China	Manufacturing	FAB-DIRECT	637	<50	1.00
China	Manufacturing	FAB-DIRECT	638	<50	1.00
China	Manufacturing	FAB-DIRECT	639	<50	1.00
China	Manufacturing	FAB-DIRECT	640	<50	1.00
China	Manufacturing	FAB-DIRECT	641	<50	1.00
China	Manufacturing	FAB-DIRECT	642	<50	1.00
China	Manufacturing	FAB-DIRECT	643	<50	1.00
China	Manufacturing	FAB-DIRECT	644	<50	1.00
China	Manufacturing	FAB-DIRECT	645	<50	1.00
China	Manufacturing	FAB-DIRECT	646	<50	1.00
China	Manufacturing	FAB-DIRECT	647	<50	1.00
China	Manufacturing	FAB-DIRECT	648	<50	1.00
China	Manufacturing	FAB-DIRECT	649	<50	1.00
China	Manufacturing	FAB-DIRECT	650	<50	1.00
China	Manufacturing	FAB-DIRECT	651	<50	1.00

China	Manufacturing	FAB-DIRECT	652	<50	1.00
China	Manufacturing	FAB-DIRECT	653	<50	1.00
China	Manufacturing	FAB-DIRECT	654	<50	1.00
China	Manufacturing	FAB-DIRECT	655	<50	1.00
China	Manufacturing	FAB-DIRECT	656	<50	1.00
China	Manufacturing	FAB-DIRECT	657	<50	1.00
China	Manufacturing	FAB-DIRECT	658	<50	1.00
China	Manufacturing	FAB-DIRECT	659	<50	1.00
China	Manufacturing	FAB-DIRECT	660	<50	1.00
China	Manufacturing	FAB-DIRECT	661	<50	1.00
China	Manufacturing	FAB-DIRECT	662	<50	1.00
China	Manufacturing	FAB-DIRECT	663	<50	1.00
China	Manufacturing	FAB-DIRECT	664	<50	1.00
China	Manufacturing	FAB-DIRECT	665	<50	1.00
China	Manufacturing	FAB-DIRECT	666	<50	1.00
China	Manufacturing	FAB-DIRECT	667	<50	1.00
China	Manufacturing	FAB-DIRECT	668	<50	1.00
China	Manufacturing	FAB-DIRECT	669	<50	1.00
China	Manufacturing	FAB-DIRECT	670	<50	1.00
China	Manufacturing	FAB-DIRECT	671	<50	1.00
China	Manufacturing	FAB-DIRECT	672	<50	1.00
China	Manufacturing	FAB-DIRECT	673	<50	1.00
China	Manufacturing	FAB-DIRECT	674	<50	1.00
China	Manufacturing	FAB-DIRECT	675	<50	1.00
China	Manufacturing	FAB-DIRECT	676	<50	1.00
China	Manufacturing	FAB-DIRECT	677	<50	1.00
China	Manufacturing	FAB-DIRECT	678	<50	1.00
China	Manufacturing	FAB-DIRECT	679	<50	1.00

China	Manufacturing	FAB-DIRECT	680	<50	1.00
China	Manufacturing	FAB-DIRECT	681	<50	1.00
China	Manufacturing	FAB-DIRECT	682	<50	1.00
China	Manufacturing	FAB-DIRECT	683	<50	1.00
China	Manufacturing	FAB-DIRECT	684	<50	1.00
China	Manufacturing	FAB-DIRECT	685	<50	1.00
China	Manufacturing	FAB-DIRECT	686	<50	1.00
China	Manufacturing	FAB-DIRECT	687	<50	1.00
China	Manufacturing	FAB-DIRECT	688	<50	1.00
China	Manufacturing	FAB-DIRECT	689	<50	1.00
China	Manufacturing	FAB-DIRECT	690	<50	1.00
China	Manufacturing	FAB-DIRECT	691	<50	1.00
China	Manufacturing	FAB-DIRECT	692	<50	1.00
China	Manufacturing	FAB-DIRECT	693	<50	1.00
China	Manufacturing	FAB-DIRECT	694	<50	1.00
China	Manufacturing	FAB-DIRECT	695	<50	1.00
China	Manufacturing	FAB-DIRECT	696	<50	1.00
China	Manufacturing	FAB-DIRECT	697	<50	1.00
China	Manufacturing	FAB-DIRECT	698	<50	1.00
China	Manufacturing	FAB-DIRECT	699	<50	1.00
China	Manufacturing	FAB-DIRECT	700	<50	1.00
China	Manufacturing	FAB-DIRECT	701	<50	1.00
China	Manufacturing	FAB-DIRECT	702	<50	1.00
China	Manufacturing	FAB-DIRECT	703	<50	1.00
China	Manufacturing	FAB-DIRECT	704	<50	1.00
China	Manufacturing	FAB-DIRECT	705	<50	1.00
China	Manufacturing	FAB-DIRECT	706	<50	1.00
China	Manufacturing	FAB-DIRECT	707	<50	1.00

China	Manufacturing	FAB-DIRECT	708	<50	1.00
China	Manufacturing	FAB-DIRECT	709	<50	1.00
China	Manufacturing	FAB-DIRECT	710	<50	1.00
China	Manufacturing	FAB-DIRECT	711	<50	1.00
China	Manufacturing	FAB-DIRECT	712	<50	1.00
China	Manufacturing	FAB-DIRECT	713	<50	1.00
China	Manufacturing	FAB-DIRECT	714	<50	1.00
China	Manufacturing	FAB-DIRECT	715	<50	1.00
China	Manufacturing	FAB-DIRECT	716	<50	1.00
China	Manufacturing	FAB-DIRECT	717	<50	1.00
China	Manufacturing	FAB-DIRECT	718	<50	1.00
China	Manufacturing	FAB-DIRECT	719	<50	1.00
China	Manufacturing	FAB-DIRECT	720	<50	1.00
China	Manufacturing	FAB-DIRECT	721	<50	1.00
China	Manufacturing	FAB-DIRECT	722	<50	1.00
China	Manufacturing	FAB-DIRECT	723	<50	1.00
China	Manufacturing	FAB-DIRECT	724	<50	1.00
China	Manufacturing	FAB-DIRECT	725	<50	1.00
China	Manufacturing	FAB-DIRECT	726	<50	1.00
China	Manufacturing	FAB-DIRECT	727	<50	1.00
China	Manufacturing	FAB-DIRECT	728	<50	1.00
China	Manufacturing	FAB-DIRECT	729	<50	1.00
China	Manufacturing	FAB-DIRECT	730	<50	1.00
China	Manufacturing	FAB-DIRECT	731	<50	1.00
China	Manufacturing	FAB-DIRECT	732	<50	1.00
China	Manufacturing	FAB-DIRECT	733	<50	1.00
China	Manufacturing	FAB-DIRECT	734	<50	1.00
China	Manufacturing	FAB-DIRECT	735	<50	1.00

China	Manufacturing	FAB-INDIRECT	736	50	1.00
China	Manufacturing	FAB-INDIRECT	737	50	1.00
China	Manufacturing	FAB-DIRECT	738	<50	1.00
China	Manufacturing	FAB-DIRECT	739	<50	1.00
China	Manufacturing	FAB-DIRECT	740	<50	1.00
China	Manufacturing	FAB-DIRECT	741	<50	1.00
China	Manufacturing	FAB-DIRECT	742	<50	1.00
China	Manufacturing	FAB-DIRECT	743	<50	1.00
China	Manufacturing	FAB-DIRECT	744	<50	1.00
China	Manufacturing	FAB-DIRECT	745	<50	1.00
China	Manufacturing	FAB-DIRECT	746	<50	1.00
China	Manufacturing	FAB-DIRECT	747	<50	1.00
China	Manufacturing	FAB-DIRECT	748	<50	1.00
China	Manufacturing	FAB-DIRECT	749	<50	1.00
China	Manufacturing	FAB-DIRECT	750	<50	1.00
China	Manufacturing	FAB-DIRECT	751	<50	1.00
China	Manufacturing	FAB-DIRECT	752	<50	1.00
China	Manufacturing	FAB-DIRECT	753	<50	1.00
China	Manufacturing	FAB-DIRECT	754	<50	1.00
China	Manufacturing	FAB-DIRECT	755	<50	1.00
China	Manufacturing	FAB-DIRECT	756	<50	1.00
China	Manufacturing	FAB-DIRECT	757	<50	1.00
China	Manufacturing	FAB-DIRECT	758	<50	1.00
China	Manufacturing	FAB-DIRECT	759	<50	1.00
China	Manufacturing	FAB-DIRECT	760	<50	1.00
China	Manufacturing	FAB-DIRECT	761	<50	1.00
China	Manufacturing	FAB-DIRECT	762	<50	1.00
China	Manufacturing	FAB-DIRECT	763	<50	1.00

China	Manufacturing	FAB-DIRECT	764	<50	1.00
China	Manufacturing	FAB-DIRECT	765	<50	1.00
China	Manufacturing	FAB-DIRECT	766	<50	1.00
China	Manufacturing	FAB-DIRECT	767	<50	1.00
China	Manufacturing	FAB-DIRECT	768	<50	1.00
China	Manufacturing	FAB-DIRECT	769	<50	1.00
China	Manufacturing	FAB-DIRECT	770	<50	1.00
China	Manufacturing	FAB-DIRECT	771	<50	1.00
China	Manufacturing	FAB-DIRECT	772	<50	1.00
China	Manufacturing	FAB-DIRECT	773	<50	1.00
China	Manufacturing	FAB-DIRECT	774	<50	1.00
China	Manufacturing	FAB-DIRECT	775	<50	1.00
China	Manufacturing	FAB-DIRECT	776	<50	1.00
China	Manufacturing	FAB-DIRECT	777	<50	1.00
China	Manufacturing	FAB-DIRECT	778	<50	1.00
China	Manufacturing	FAB-DIRECT	779	<50	1.00
China	Manufacturing	FAB-DIRECT	780	<50	1.00
China	Manufacturing	FAB-DIRECT	781	<50	1.00
China	Manufacturing	FAB-DIRECT	782	<50	1.00
China	Manufacturing	FAB-DIRECT	783	<50	1.00
China	Manufacturing	FAB-DIRECT	784	<50	1.00
China	Manufacturing	FAB-DIRECT	785	<50	1.00
China	Manufacturing	FAB-DIRECT	786	<50	1.00
China	Manufacturing	FAB-DIRECT	787	<50	1.00
China	Manufacturing	FAB-DIRECT	788	<50	1.00
China	Manufacturing	FAB-DIRECT	789	<50	1.00
China	Manufacturing	FAB-DIRECT	790	<50	1.00
China	Manufacturing	FAB-DIRECT	791	<50	1.00

China	Manufacturing	FAB-DIRECT	792	<50	1.00
China	Manufacturing	FAB-DIRECT	793	<50	1.00
China	Manufacturing	FAB-DIRECT	794	<50	1.00
China	Manufacturing	FAB-DIRECT	795	<50	1.00
China	Manufacturing	FAB-DIRECT	796	<50	1.00
China	Manufacturing	FAB-DIRECT	797	<50	1.00
China	Manufacturing	FAB-DIRECT	798	<50	1.00
China	Manufacturing	FAB-DIRECT	799	<50	1.00
China	Manufacturing	FAB-DIRECT	800	<50	1.00
China	Manufacturing	FAB-DIRECT	801	<50	1.00
China	Manufacturing	FAB-DIRECT	802	<50	1.00
China	Manufacturing	FAB-DIRECT	803	<50	1.00
China	Manufacturing	FAB-DIRECT	804	<50	1.00
China	Manufacturing	FAB-DIRECT	805	<50	1.00
China	Manufacturing	FAB-DIRECT	806	<50	1.00
China	Manufacturing	FAB-DIRECT	807	<50	1.00
China	Manufacturing	FAB-DIRECT	808	<50	1.00
China	Manufacturing	FAB-DIRECT	809	<50	1.00
China	Manufacturing	FAB-DIRECT	810	<50	1.00
China	Manufacturing	FAB-DIRECT	811	<50	1.00
China	Manufacturing	FAB-DIRECT	812	<50	1.00
China	Manufacturing	FAB-DIRECT	813	<50	1.00
China	Manufacturing	FAB-DIRECT	814	<50	1.00
China	Manufacturing	FAB-DIRECT	815	<50	1.00
China	Manufacturing	FAB-DIRECT	816	<50	1.00
China	Manufacturing	FAB-DIRECT	817	<50	1.00
China	Manufacturing	FAB-INDIRECT	818	50	1.00
China	Manufacturing	FAB-DIRECT	819	<50	1.00

China	Manufacturing	FAB-DIRECT	820	<50	1.00
China	Manufacturing	FAB-DIRECT	821	<50	1.00
China	Manufacturing	FAB-DIRECT	822	<50	1.00
China	Manufacturing	FAB-DIRECT	823	<50	1.00
China	Manufacturing	FAB-DIRECT	824	<50	1.00
China	Manufacturing	FAB-DIRECT	825	<50	1.00
China	Manufacturing	FAB-DIRECT	826	<50	1.00
China	Manufacturing	FAB-DIRECT	827	<50	1.00
China	Manufacturing	FAB-DIRECT	828	<50	1.00
China	Manufacturing	FAB-DIRECT	829	<50	1.00
China	Manufacturing	FAB-DIRECT	830	<50	1.00
China	Manufacturing	FAB-DIRECT	831	<50	1.00
China	Manufacturing	FAB-DIRECT	832	<50	1.00
China	Manufacturing	FAB-DIRECT	833	<50	1.00
China	Manufacturing	FAB-DIRECT	834	<50	1.00
China	Manufacturing	FAB-DIRECT	835	<50	1.00
China	Manufacturing	FAB-DIRECT	836	<50	1.00
China	Manufacturing	FAB-DIRECT	837	<50	1.00
China	Manufacturing	FAB-DIRECT	838	<50	1.00
China	Manufacturing	FAB-DIRECT	839	<50	1.00
China	Manufacturing	FAB-DIRECT	840	<50	1.00
China	Manufacturing	FAB-DIRECT	841	<50	1.00
China	Manufacturing	FAB-DIRECT	842	<50	1.00
China	Manufacturing	FAB-DIRECT	843	<50	1.00
China	Manufacturing	FAB-DIRECT	844	<50	1.00
China	Manufacturing	FAB-DIRECT	845	<50	1.00
China	Manufacturing	FAB-DIRECT	846	<50	1.00
China	Manufacturing	FAB-DIRECT	847	<50	1.00

China	Manufacturing	FAB-DIRECT	848	<50	1.00
China	Manufacturing	FAB-DIRECT	849	<50	1.00
China	Manufacturing	FAB-DIRECT	850	<50	1.00
China	Manufacturing	FAB-DIRECT	851	<50	1.00
China	Manufacturing	FAB-DIRECT	852	<50	1.00
China	Manufacturing	FAB-DIRECT	853	<50	1.00
China	Manufacturing	FAB-DIRECT	854	<50	1.00
China	Manufacturing	FAB-DIRECT	855	<50	1.00
China	Manufacturing	FAB-DIRECT	856	<50	1.00
China	Manufacturing	FAB-DIRECT	857	<50	1.00
China	Manufacturing	FAB-DIRECT	858	<50	1.00
China	Manufacturing	FAB-DIRECT	859	<50	1.00
China	Manufacturing	FAB-DIRECT	860	<50	1.00
China	Manufacturing	FAB-DIRECT	861	<50	1.00
China	Manufacturing	FAB-DIRECT	862	<50	1.00
China	Manufacturing	FAB-DIRECT	863	<50	1.00
China	Manufacturing	FAB-DIRECT	864	<50	1.00
China	Manufacturing	FAB-DIRECT	865	<50	1.00
China	Manufacturing	FAB-DIRECT	866	<50	1.00
China	Manufacturing	FAB-DIRECT	867	<50	1.00
China	Manufacturing	FAB-DIRECT	868	<50	1.00
China	Manufacturing	FAB-DIRECT	869	<50	1.00
China	Manufacturing	FAB-DIRECT	870	<50	1.00
China	Manufacturing	FAB-DIRECT	871	<50	1.00
China	Manufacturing	FAB-DIRECT	872	<50	1.00
China	Manufacturing	FAB-DIRECT	873	<50	1.00
China	Manufacturing	FAB-DIRECT	874	<50	1.00
China	Manufacturing	FAB-DIRECT	875	<50	1.00

China	Manufacturing	FAB-DIRECT	876	<50	1.00
China	Manufacturing	FAB-DIRECT	877	<50	1.00
China	Manufacturing	FAB-DIRECT	878	<50	1.00
China	Manufacturing	FAB-DIRECT	879	<50	1.00
China	Manufacturing	FAB-DIRECT	880	<50	1.00
China	Manufacturing	FAB-DIRECT	881	<50	1.00
China	Manufacturing	FAB-DIRECT	882	<50	1.00
China	Manufacturing	FAB-DIRECT	883	<50	1.00
China	Manufacturing	FAB-DIRECT	884	<50	1.00
China	Manufacturing	FAB-DIRECT	885	<50	1.00
China	Manufacturing	FAB-DIRECT	886	<50	1.00
China	Manufacturing	FAB-DIRECT	887	<50	1.00
China	Manufacturing	FAB-DIRECT	888	<50	1.00
China	Manufacturing	FAB-DIRECT	889	<50	1.00
China	Manufacturing	FAB-DIRECT	890	<50	1.00
China	Manufacturing	FAB-DIRECT	891	<50	1.00
China	Manufacturing	FAB-DIRECT	892	<50	1.00
China	Manufacturing	FAB-DIRECT	893	<50	1.00
China	Manufacturing	FAB-DIRECT	894	<50	1.00
China	Manufacturing	FAB-DIRECT	895	<50	1.00
China	Manufacturing	FAB-DIRECT	896	<50	1.00
China	Manufacturing	FAB-DIRECT	897	<50	1.00
China	Manufacturing	FAB-DIRECT	898	<50	1.00
China	Manufacturing	FAB-DIRECT	899	<50	1.00
China	Manufacturing	FAB-DIRECT	900	<50	1.00
China	Manufacturing	FAB-DIRECT	901	<50	1.00
China	Manufacturing	FAB-DIRECT	902	<50	1.00
China	Manufacturing	FAB-DIRECT	903	<50	1.00

China	Manufacturing	FAB-DIRECT	904	<50	1.00
China	Manufacturing	FAB-DIRECT	905	<50	1.00
China	Manufacturing	FAB-DIRECT	906	<50	1.00
China	Manufacturing	FAB-DIRECT	907	<50	1.00
China	Manufacturing	FAB-DIRECT	908	<50	1.00
China	Manufacturing	FAB-DIRECT	909	<50	1.00
China	Manufacturing	FAB-DIRECT	910	<50	1.00
China	Manufacturing	FAB-DIRECT	911	<50	1.00
China	Manufacturing	FAB-DIRECT	912	<50	1.00
China	Manufacturing	FAB-DIRECT	913	<50	1.00
China	Manufacturing	FAB-DIRECT	914	<50	1.00
China	Manufacturing	FAB-DIRECT	915	<50	1.00
China	Manufacturing	FAB-DIRECT	916	<50	1.00
China	Manufacturing	FAB-DIRECT	917	<50	1.00
China	Manufacturing	FAB-DIRECT	918	<50	1.00
China	Manufacturing	FAB-DIRECT	919	<50	1.00
China	Manufacturing	FAB-DIRECT	920	<50	1.00
China	Manufacturing	FAB-DIRECT	921	<50	1.00
China	Manufacturing	FAB-DIRECT	922	<50	1.00
China	Manufacturing	FAB-DIRECT	923	<50	1.00
China	Manufacturing	FAB-DIRECT	924	<50	1.00
China	Manufacturing	FAB-DIRECT	925	<50	1.00
China	Manufacturing	FAB-DIRECT	926	<50	1.00
China	Manufacturing	FAB-DIRECT	927	<50	1.00
China	Manufacturing	FAB-DIRECT	928	<50	1.00
China	Manufacturing	FAB-DIRECT	929	<50	1.00
China	Manufacturing	FAB-DIRECT	930	<50	1.00
China	Manufacturing	FAB-DIRECT	931	<50	1.00

China	Manufacturing	FAB-DIRECT	932	<50	1.00
China	Manufacturing	FAB-DIRECT	933	<50	1.00
China	Manufacturing	FAB-DIRECT	934	<50	1.00
China	Manufacturing	FAB-DIRECT	935	<50	1.00
China	Manufacturing	FAB-DIRECT	936	<50	1.00
China	Manufacturing	FAB-DIRECT	937	<50	1.00
China	Manufacturing	FAB-DIRECT	938	<50	1.00
China	Manufacturing	FAB-DIRECT	939	<50	1.00
China	Manufacturing	FAB-DIRECT	940	<50	1.00
China	Manufacturing	FAB-DIRECT	941	<50	1.00
China	Manufacturing	FAB-DIRECT	942	<50	1.00
China	Manufacturing	FAB-DIRECT	943	<50	1.00
China	Manufacturing	FAB-DIRECT	944	<50	1.00
China	Manufacturing	FAB-DIRECT	945	<50	1.00
China	Manufacturing	FAB-DIRECT	946	<50	1.00
China	Manufacturing	FAB-DIRECT	947	<50	1.00
China	Manufacturing	FAB-DIRECT	948	<50	1.00
China	Manufacturing	FAB-INDIRECT	949	50	1.00
China	Manufacturing	FAB-INDIRECT	950	50	1.00
China	Manufacturing	FAB-INDIRECT	951	50	1.00
China	Manufacturing	FAB-INDIRECT	952	50	1.00
China	Manufacturing	FAB-INDIRECT	953	<50	1.00
China	Manufacturing	FAB-INDIRECT	954	<50	1.00
China	Manufacturing	FAB-INDIRECT	955	<50	1.00
China	Manufacturing	FAB-INDIRECT	956	<50	1.00
China	Manufacturing	FAB-INDIRECT	957	<50	1.00
China	Manufacturing	FAB-DIRECT	958	<50	1.00
China	Manufacturing	FAB-INDIRECT	959	<50	1.00

China	Manufacturing	FAB-DIRECT	960	<50	1.00
China	Manufacturing	FAB-DIRECT	961	<50	1.00
China	Manufacturing	FAB-DIRECT	962	<50	1.00
China	Manufacturing	FAB-DIRECT	963	<50	1.00
China	Manufacturing	FAB-DIRECT	964	<50	1.00
China	Manufacturing	FAB-DIRECT	965	<50	1.00
China	Manufacturing	FAB-DIRECT	966	<50	1.00
China	Manufacturing	FAB-DIRECT	967	<50	1.00
China, on Local China contract	Manufacturing	Q MANAGEMENT MANUFACTURING	968	70	1.00
China	Manufacturing	QUALITY ASSURANCE OFFICER	969	50	1.00
China	Manufacturing	QUALITY ASSURANCE OFFICER	970	50	1.00
China	Manufacturing	FAILURE ANALYSIS ENGINEER	971	<50	1.00
China	Manufacturing	QUALITY ASSURANCE OFFICER	972	<50	1.00
China	Manufacturing	QUALITY ASSURANCE OFFICER	973	<50	1.00
China	Manufacturing	Q SYSTEMS SUPPORT	974	<50	1.00
China	Manufacturing	QUALITY ASSURANCE OFFICER	975	50	1.00
China	Manufacturing	QUALITY ASSURANCE OFFICER	976	<50	1.00
China	Manufacturing	QUALITY ASSURANCE OFFICER	977	<50	1.00
China	Manufacturing	QUALITY ASSURANCE OFFICER	978	<50	1.00
China	Manufacturing	QUALITY ASSURANCE OFFICER	979	<50	1.00
China	Manufacturing	QUALITY ASSURANCE OFFICER	980	<50	1.00
China	Manufacturing	QUALITY ASSURANCE OFFICER	981	<50	1.00
China	Manufacturing	QUALITY ASSURANCE OFFICER	982	<50	1.00
China	Manufacturing	QUALITY SYSTEMS	983	60	1.00
China	Manufacturing	QUALITY ASSURANCE	984	<50	1.00
China	Manufacturing	QUALITY ASSURANCE	985	<50	1.00
China	Manufacturing	QUALITY ASSURANCE OFFICER	986	0	1.00
China	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	987	<50	1.00
China	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	988	<50	1.00

China	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	989	<50	1.00
China	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	991	<50	1.00
China	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	992	<50	1.00
China	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	993	<50	1.00
China	R&D	PROGRAM/PROJECT MANAGER	994	50	1.00
China	R&D	PROGRAM/PROJECT MANAGER	995	<50	1.00
China	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	996	<50	1.00
China	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	997	<50	1.00
China	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	998	<50	1.00
China	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	999	<50	1.00
China	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	1000	<50	1.00
China	R&D	SUPPORT	1001	<50	1.00
China	R&D	PROGRAM/PROJECT MANAGER	1002	60	1.00
China	R&D	PROGRAM/PROJECT MANAGER	1003	50	1.00
China	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	1004	<50	1.00
China	R&D	SUPPORT	1005	<50	1.00
China	R&D	ENG/DEV/EXPERT/ARCH/RESEARCH	1006	<50	1.00
China	R&D	OTHER	1007	<50	1.00
China	R&D	OTHER	1008	<50	1.00
China	R&D	PROGRAM/PROJECT MANAGER	1009	50	1.00
China	R&D	#	1010	60	1.00
China	R&D	#	1011	<50	1.00
China	R&D	#	1012	<50	1.00

Schedule 23	LEASED PROPERTIES

	Jurisdiction	Property Address	Use in relation to Property	Tenant	Date and Parties to lease	Term and expiry date	Current rent	Underletting permitted
1	Austrian law, court in Vienna	Gutheil-Schoder- Gasse 8-12, 1100 Vienna	Offices, Chemical Warehouse, Logistics	NXP Semiconductors Austria GmbH	Westcore Geneva B.V. Signature date: 20 September 2007 Lease start date: 1 January 2007; 9 May 2007; 5 June 2007; 1 July 2007; 1 October 2007	Unlimited, minimum term until 31 December 2011 with 12 months prior notice, i.e. if we want to terminate by end of next year we have to give notice within December 2010	Rental costs monthly net: 5,680.68 Euro VAT Operating costs monthly: 4,015.71 Euro	Yes, after approval of landlord

2	Austrian law, court in Vienna	Gutheil-Schoder- Gasse 8-12, 1100 Vienna	Offices, Production, Warehouse	Philips Semiconductors Austria GmbH	Philips Austria GmbH Signature date: 7 December 2006 Start date of lease: 1 January 2007	Unlimited but minimum term 5 years from start date 12 months notice period	Rental costs monthly net: 77,963.39 Euro VAT Operating costs monthly: 5,2308.59 Euro	Yes, after approval of landlord

3	China	No.20 Tongji South Road, Beijing Economic- Technological Development Area, Beijing, PRC	Offices, Production	NXP Semiconductors (Beijing) Ltd	Landlord: Beijing Economic- Technological Investment & Development Corporation Signing Date; 15 September 2009.	Five years. Expiry on: 1 January 2016	RMB 41/square meter/month, including management fees	After Landlord’s written consent, Lessee can sublet the premises to its affiliated companies and/or business partner

EXECUTION VERSION

Schedule 24	PEOPLE DEEMED TO HAVE KNOWLEDGE IN RESPECT OF THE PURCHASER

Part 1

Esquinca, Arturo

Sellhausen, Steve

Starrantino, Paul

Van Loan, Dave R

Cabrera, Ivonne

Marshall, P.

Part 2

Cabrera, Ray

Zhu, Pauline

Adell, Mike

Close, Scott

Giesecke, Dan

Godish, Mark

Hung,Janson

Johnson, Mark

Kirchhoefer, Ray

Loeppert, Pete

Lu, Wenjie (Steven)

Ma, Patrick

Modloff, Brian

Parfitt, Roger

Piro, Jane

Ren, Rong

Schutter, Michael

Sweeney, Vince

Thomas, Michael

Victor, Austin

Walker, Gordon

Warren, Daniel

Wynn, Jim

Niew, Jeff

1

Schedule 25	ITEMS OF WHICH THE PURCHASER IS AWARE

1	Items of which the Purchaser is Aware Letter

1.1	Terms defined in the Agreement shall have the same meanings in this Schedule 25, unless the context otherwise requires.

1.2	Pursuant to Clause 10.4.2 of the Agreement the Purchaser and/or the members of the Purchaser’s Group are aware of the following items, which may qualify as a breach of Seller’s Warranties. For convenience, each item refers to the Paragraph number of the Seller’s Warranty to which the item is most likely to relate, but an item applies to all of Seller’s Warranties and an item is not thereby limited in any way to the specific Seller’s Warranty to which it refers below.

1.3	To the extent any items in this Schedule are also listed in Seller’s Disclosure Letter (Schedule 17), such items shall be deemed disclosed under Clause 10.2 and Seller shall not liable in accordance with such Clause 10.2.

Reference in Warranties	Item

***

***

Schedule 26	FORM OF CERTIFICATES

Part 1

Form of Closing Certificate

This closing certificate (the “Closing Certificate”) is being executed by NXP B.V. (the “Seller”), Eff acht Beteiligungsverwaltung GmbH and Knowles Electronics, LLC (together, the “Purchasers”) pursuant to Clause 6.3 of the Sale and Purchase Agreement, dated on or around 22 December 2010, between the Seller, the Purchasers, Dover Corporation and NXP Semiconductors N.V., relating to the sale and transfer of the shares in NXP Semiconductors Austria GmbH and NXP Semiconductors Beijing Limited (the “Agreement”). Capitalized terms used herein have the same meaning as set forth in the Agreement unless defined herein.

The Seller and the Purchasers each hereby confirm and acknowledge that with effect from the signing by each of the Seller and the Purchasers of this Closing Certificate:

(a)	all of the Closing Actions set out in Schedule 4 of the Agreement are completed;

(b)	the Initial Austrian Purchase Price shall be held in the DBBW Account on behalf of the Seller in accordance with Clause 6.2.1(a) of the Agreement; and

(c)	the condition precedent in Clause 4 of the Austrian Local Sale and Purchase Agreement is satisfied.

Agreed and signed on [—] 2011 by:

NXP B.V.

Name:
Title:

Knowles Electronics, LLC

Name:
Title:

Eff acht Beteiligungsverwaltung GmbH

Name:
Title:

Part 2

Form of China Transfer Registration Certificate

This certificate (the “China Transfer Registration Certificate”) is being executed by NXP B.V. (the “Seller”), Eff acht Beteiligungsverwaltung GmbH and Knowles Electronics, LLC (together, the “Purchasers”) pursuant to Clause 9.1.4 of the Sale and Purchase Agreement, dated on or around 22 December 2010, between the Seller, the Purchasers, Dover Corporation and NXP Semiconductors N.V., relating to the sale and transfer of the shares in NXP Semiconductors Austria GmbH and NXP Semiconductors Beijing Limited (the “Agreement”). Capitalized terms used herein have the same meaning as set forth in the Agreement unless defined herein.

The Seller and the Purchasers each hereby confirm and acknowledge that:

(a)	the China Transfer Registration was completed on [the date of this China Transfer Registration Certificate] [[or] [—] 2011 with effect from that date; and

(b)	De Brauw is hereby instructed to hold the Chinese Initial Purchase Price, held in the DBBW Account, on behalf of the Seller in accordance with Clause 6.2.1 (b) of the Agreement.

Agreed and signed on [—] 2011 by:

NXP B.V.

Name:
Title:

Knowles Electronics, LLC

Name:
Title:

Eff acht Beteiligungsverwaltung GmbH

Name:
Title:

EXECUTION VERSION

Schedule 27	ACCOUNTS

1

		FY’2009	YTD Q3’2010
Total Sales		***	***

Cost of Sales	Other Material-Related-Costs Stock movem	***	***
	Other Primary Material-Related-Costs	***	***
	Secondary Material-Related-Costs	***	***
	External Purchased Materials		***
	Offset External Purchased Materials		***
	Internal Purchased Materials		***
	Offset Internal Purchased Materials		***
	Subcontracted Work	***	***
	Salaries	***	***
	Secondary cost of organization	***
	Depreciation/Amortization	***	***
	OCOO	***	***
	SSC Allocations	***	***
	Cross Charges & Recovery non SSC	***	***
	Currency-Exposure	***	***

Cost of Sales Total		***	***

Gross Margin		***	***

Selling costs	Other Material-Related-Costs Stock movem	***
	Other Primary Material-Related-Costs	***	***
	Subcontracted Work	***
	Salaries	***	***
	Depreciation/Amortization	***	***
	OCOO	***	***
	SSC Allocations	***	***
	Cross Charges & Recovery non SSC	***	***

Selling costs Total		***	***

R&D Costs	Other Material-Related-Costs Stock movem	***	***
	Other Primary Material-Related-Costs	***	***
	Subcontracted Work	***	***
	Salaries	***	***
	Depreciation/Amortization	***	***
	OCOO	***	***
	SSC Allocations	***	***
	Cross Charges & Recovery non SSC	***	***

R&D Costs Total		***	***

G&A Costs	Salaries	***	***
	OCOO	***	***
	SSC Allocations	***	***
	Cross Charges & Recovery non SSC	***	***

G&A Costs Total		***	***

Other income & expenses		***	***

Earnings before interest and tax		***	***

Net income PD		***	***

Financial income & expense
Income taxes
Net income from continuing operations		***	***

Net income		***	***

Reporting Item	Functional Group High	Functional Group Low	End 2009	End Q3’10
Intangible fixed assets	Non-Current-Assets	Intangibles Amortization	***	***
		Intangibles excl. Goodwill	***	***

Intangible fixed assets Total			***	***

Tangible fixed assets	Non-Current-Assets	Proprty, plant, eqpm	***	***
Tangible fixed assets Total			***	***
Working capital	Warehouse Stock	Commercial Warehouse Stock	***	***
		Production Warehouse Stock	***	***
	Work In Progress Stock	Production Work In Progress Stock	***	***
	Obsolesence	Commercial Obsolescence	***	***
		Production Obsolescence	***	***
	Value Adjustments	Commercial Value Adjustments	***	***
	Goods in Transit	Commercial Goods in Transit	***	***
		Production Goods in Transit	***	***
	Current Assets excl. Inventories	Other Current Assets	***	***
		Receivables	***	***
	Non-Current-Assets	Other Non-Current Receivables	***	***
	Current Liabilities	Accounts/Notes Payable	***	***
		Accrued Liabilities	***	***
		Other Current Liabilities	***	***
	Non-Current Liabilities	Long-Term Provisions		***
		Other Non-Current Liabilities	***	***
	NXP Investment	Current Accounts	***	***

Working capital Total			***	***

Provisions	Current Liabilities	Short-Term Provisions	***	***
	Non-Current Liabilities	Long-Term Provisions	***	***

Provisions Total			***	***

Net operating capital PD			***	***

Funding by NXP	Current Assets excl. Inventories	Cash and equivalents	***	***
	Current Assets excl. Inventories Total		***	***
	Group Equity	Stockholders’ Equity	***	***
	Group Equity Total		***	***
	Non-Current Liabilities	Long-Term Debt		***
		Long-Term Provisions	***	***
	Non-Current Liabilities Total		***	***
	Non-Current-Assets	Other Non-Current Assets	***	***
	Non-Current-Assets Total		***	***
	NXP Investment	Debt Financing	***	***
		Equity Financing	***	***
		Translation Differences	***	***
	NXP Investment Total		***	***

Funding by NXP Total			***	***

Schedule 28	LICENSED-IN THIRD PARTY IP

The contracts listed below also include any subsequent amendment or side letters thereto, in each case disclosed in the Virtual Data Room

	Description	Name	Parties	Date
1	*** patent cross	***	(i) N.V. Philips’ Gloeilampenfabrieken; Allgemeine Deutsche Philips Industrie GmbH; and (ii) ***	9 April 1974
2	*** patent cross	Semiconductor / IC Patent License Exchange Agreement	(i) ***; and (ii) NXP B.V.	19 July 2007
3	*** patent cross	Semiconductor Patent Cross License Agreement	(i) Koninklijke Philips Electronics N.V.; and (ii) ***	19 December 2000
4	*** patent cross	Patent Cross License Agreement	(i) ***; and (ii) NXP B.V.	effective: 1 October 2006
5	*** patent cross	Semiconductor / IC Patent License Exchange Agreement	(i) ***; and (ii) NXP B.V.	27 November 2006
6	*** patent cross (assigned to ***)	Patent License Agreement	(i) ***; and (ii) Koninklijke Philips Electronics N.V.	1 October 1998
7	*** patent cross	Patent License Agreement	(i) ***; and (ii) Koninklijke Philips Electronics N.V.	30 May 2006
8	*** patent cross	License Agreement	(i) ***; and (ii) NXP B.V.	22 March 2007
9	*** patent cross	Semiconductor / IC Patent License Exchange Agreement	(i) ***; and (ii) NXP B.V.	15 December 2006
10	*** patent cross	Schutzrechts- Lizenztauschvertrag	(i) Philips Electronics N.V.; N.V. Philips’ Gloeilampenfabrieken; and (ii) ***	3 May 1994
11	*** patent cross	Patent License Agreement	(i) ***; (ii) N.V. Phillips Gloeilampenfabrieken; and (ii) US Philips Corporation	18 February 1988
12	*** patent cross	Semiconductor Patent Cross License Agreement	(i) ***; and (ii) Philips Electronics N.V.	12 February 1993
13	*** collaboration agreement	Amended and Restated Research and	(i) ***; and	5 November 2009

	Description	Name	Parties	Date
		Development Collaboration Agreement	(ii) NXP B.V.
14	*** collaboration agreement	Frame Agreement	(i) ***; and (ii) NXP Semiconductors Netherlands B.V.; NXP Semiconductors Belgium N.V.	30 November 2010
15	*** IPTLA	Intellectual Property Transfer and License Agreement	(i) Koninklijke Philips Electronics N.V.; and (ii) ***	28 September 2006
16	*** collaboration agreement	Framework R&D Agreement	(i) Koninklijke Philips Electronics N.V.; and (ii) ***	28 September 2006
16A	Project agreement to the *** Framework R&D Agreement	R-2007-008	(i) ***; and (ii) NXP Semiconductors Netherlands B.V.	16 November 2007
16B	Extension of and amendment to the project agreement R-2007-008	Extension of and amendment to existing R&D project agreement in the field of System-in-Package technology	(i) *** (ii) NXP Semiconductors Netherlands B.V.	9 June 2008
16C	Project agreement to the *** Framework R&D Agreement	R-2007-003	(i) ***; and (ii) NXP Semiconductors Netherlands B.V.	5 April 2007
16D	Amendment to multiple project agreements, including R-2007- 003	Amendments to existing R&D project agreements in the field of audio-video processing	(i) ***; and (ii) NXP Semiconductors Netherlands B.V.	29 June 2007
16E	Replacement of schedules to multiple project agreements, including R-2007-003	Contract Research Program 2008 – Ref: RWC-86582-RPO-08013	(i) ***; and (ii) NXP Semiconductors Netherlands B.V.	16 March 2008

Schedule 29    LICENSED-OUT NXP PATENTS

The contracts listed below also include any subsequent amendment or side letters thereto, in each case disclosed in the Virtual Data Room

	Description	Name	Parties	Date
1	*** patent cross	***	(i) N.V. Philips’ Gloeilampenfabrieken; Allgemeine Deutsche Philips Industrie GmbH; and (ii) ***	9 April 1974
2	*** patent cross	Semiconductor / IC Patent License Exchange Agreement	(i) ***; and (ii) NXP B.V.	19 July 2007
3	*** patent cross	Semiconductor Patent Cross License Agreement	(i) Koninklijke Philips Electronics N.V.; and (ii) ***	19 December 2000
4	*** patent cross	Patent Cross License Agreement	(i) ***; and (ii) NXP B.V.	effective: 1 October 2006
5	*** patent cross	Semiconductor / IC Patent License Exchange Agreement	(i) ***; and (ii) NXP B.V.	27 November 2006
6	*** patent cross (assigned to ***)	Patent License Agreement	(i) ***; and (ii) Koninklijke Philips Electronics N.V.	1 October 1998
7	*** patent cross	Patent License Agreement	(i) ***; and (ii) Koninklijke Philips Electronics N.V.	30 May 2006
8	*** patent cross	License Agreement	(i) ***; and (ii) NXP B.V.	22 March 2007
9	*** patent cross	Semiconductor / IC Patent License Exchange Agreement	(i) ***; and (ii) NXP B.V.	15 December 2006
10	*** patent cross	Schutzrechts- Lizenztauschvertrag	(i) Philips Electronics N.V.; N.V. Philips’ Gloeilampenfabrieken; and (ii) ***	3 May 1994
11	*** patent cross	Patent License Agreement	(i) ***; (ii) N.V. Phillips Gloeilampenfabrieken; and (ii) US Philips Corporation	18 February 1988
12	*** patent cross	Semiconductor Patent Cross License Agreement	(i) ***; and (ii) Philips Electronics N.V.	12 February 1993
13	*** collaboration agreement	Amended and Restated Research and	(i) ***; and	5 November 2009

	Description	Name	Parties	Date
		Development Collaboration Agreement	(ii) NXP B.V.
14	*** collaboration agreement	Frame Agreement	(i) ***; and (ii) NXP Semiconductors Netherlands B.V.; NXP Semiconductors Belgium N.V.	30 November 2010
15	*** IPTLA	Intellectual Property Transfer and License Agreement	(i) Koninklijke Philips Electronics N.V.; and (ii) ***	28 September 2006
16	*** collaboration agreement	Framework R&D Agreement	(i) Koninklijke Philips Electronics N.V.; and (ii) ***	28 September 2006
16A	Project agreement to the *** Framework R&D Agreement	R-2007-008	(i) ***; and (ii) NXP Semiconductors Netherlands B.V.	16 November 2007
16B	Extension of and amendment to the project agreement R-2007-008	Extension of and amendment to existing R&D project agreement in the field of System-in-Package technology	(i) *** (ii) NXP Semiconductors Netherlands B.V.	9 June 2008
16C	Project agreement to the *** Framework R&D Agreement	R-2007-003	(i) ***; and (ii) NXP Semiconductors Netherlands B.V.	5 April 2007
16D	Amendment to multiple project agreements, including R-2007-003	Amendments to existing R&D project agreements in the field of ***	(i) ***; and (ii) NXP Semiconductors Netherlands B.V.	29 June 2007
16E	Replacement of schedules to multiple project agreements, including R-2007-003	Contract Research Program 2008 - Ref: RWC-86582-RPO-08013	(i) ***; and (ii) NXP Semiconductors Netherlands B.V.	16 March 2008